                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                                   COSI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   COSI, INC.
                              242 WEST 36TH STREET
                            NEW YORK, NEW YORK 10018

                                OCTOBER 31, 2003

Dear Fellow Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Cosi, Inc. ("Cosi" or the "Company"), which will be held on November 24, 2003, commencing at 10:00 a.m. local time, at 100 Maiden Lane, New York, New York 10038.

     As we previously announced, we intend to commence a stockholder rights offering to raise additional capital. The rights offering will give all stockholders the opportunity to buy shares of our common stock at a potential discount to the market price. However, your percentage ownership in our equity may be reduced as a result of the rights offering. You should carefully read the description of the rights offering in the accompanying proxy statement. In anticipation of the rights offering, we have obtained certain stand-by and interim financing commitments from several of our larger stockholders who are also associated with members of our board of directors. We are seeking your approval of the rights offering and the terms of our agreements with the funding parties which permit the funding parties to satisfy their funding commitment by purchasing shares of our common stock as well as convert certain outstanding loans made to us by certain of the funding parties into shares of our common stock, all at a potential discount to the market price similar to that which will be offered to all stockholders in the rights offering. We believe the rights offering, investment agreement, and the stock purchase and equity conversion terms we have negotiated with the funding parties are in the best interest of the Company and all stockholders. If these proposals are approved by stockholders, and stockholders other than the funding parties subscribe for a minimum of $2 million in the rights offering, the Company will, subject to certain conditions, be able to obtain an aggregate minimum of $10.5 million in equity financing, including the $4.5 million that has been funded to date by certain of the funding parties. Although certain of the funding parties have committed to provide back-up financing of at least $7.5 million (including the $4.5 million that has been funded to date by certain of the funding parties) if these proposals are not approved, the rights offering is not consummated and the Company satisfies certain financial conditions, the entire amount of such financing will be in the form of senior debt, secured by the Company's tangible and intangible property. This $3 million in additional funding may be on terms less favorable to the Company than the terms the Company has negotiated with respect to the $4.5 million in financing currently funded by certain of the funding parties.

     You will also be asked to approve an amendment to our amended and restated certificate of incorporation, which would decrease the number of shares we are authorized to issue and help us minimize the amount of franchise taxes we are required to pay. Additionally, you will be asked to approve an amendment to our amended and restated certificate of incorporation to effectuate a reverse stock split which we would implement if the trading price of our stock decreased below the minimum necessary to maintain our listing on the NASDAQ National Market.

     We are also seeking your approval to extend the duration of our stock incentive program which expires in December 2003, as well as approval to reprice certain issued and outstanding stock options which we believe is necessary to motivate and retain qualified employees, many of whom currently hold options with an exercise price well above the current trading price of our common stock.

     Finally, you will be asked to consider and vote upon the election of two directors and to ratify the appointment of Ernst & Young LLP as our external auditors.

     All of these proposals are more fully described in the notice of meeting and Proxy Statement that follows.

     We hope that you will find it convenient to attend in person. Whether or not you expect to attend, please promptly date, sign and mail the enclosed proxy in the return envelope provided to ensure your representation at the Annual Meeting and the presence of a quorum. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

     A copy of the Company's Annual Report to Stockholders, which includes a copy of the Company's Form 10-K/A for the fiscal year ended December 30, 2002, is being provided to each of the Company's stockholders with this Proxy Statement. Additional copies may be obtained by writing to Cosi, Inc., 242 West 36th Street, New York, New York 10018, Attention: Secretary.

     On behalf of the officers, directors and employees of Cosi, I would like to express the Company's appreciation for your continued support.

                                          Sincerely,

                                          /s/ William D. Forrest

                                          WILLIAM D. FORREST
                                          Executive Chairman

                                   COSI, INC.
                              242 WEST 36TH STREET
                            NEW YORK, NEW YORK 10018

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 24, 2003

To the Stockholders of Cosi, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Cosi, Inc., a Delaware corporation ("Cosi" or the "Company"), will be held on November 24, 2003, commencing at 10:00 a.m. local time, at 100 Maiden Lane, New York, New York 10038, for the following purposes:

          1. To elect two directors to serve for a three-year term expiring at the 2006 Annual Meeting of Stockholders.

          2. To consider and ratify Ernst & Young LLP as the Company's external auditors for the fiscal year ending December 29, 2003.

          3. To consider and vote upon the right of certain holders of the Company's debt, including certain stockholders who are associated with members of the Company's Board of Directors and one of its former directors, or their designees, to convert into shares of common stock those promissory notes issued by the Company in August 2003 with an aggregate principal amount of $1.5 million (the "$1.5 Million Note") and those promissory notes issued by the Company in October 2003 with a principal amount of approximately $3 million (the "$3 Million Note").

          4. To consider and vote upon a proposal to approve an investment agreement between the Company and certain of its stockholders, including certain stockholders who are associated with members of the Company's Board of Directors and one of its former directors, as well as the transactions contemplated by such agreement, including:

             a. the Company's undertaking of a rights offering in which it will distribute to each holder of its common stock as of the record date for the rights offering one non-transferable subscription right for each share of common stock held by such holder on the record date. Each subscription right will entitle the holder to purchase a number of shares of common stock having a value equal to an aggregate of $0.6776, at a purchase price per share equal to the lesser of (i) $1.50 and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days prior to the expiration date of the rights offering (the "Subscription Price"). (Therefore, a stockholder will be entitled to purchase, at the subscription price, a number of shares of Common Stock with a value equal to the product of $0.6776 multiplied by the total number of shares held by such stockholder on the record date for the rights offering); and

             b. the rights and obligations of certain of the Company's stockholders, subject to certain conditions, to provide funding to the Company by purchasing shares of the Company's common stock or notes convertible into shares of the Company's common stock. Pursuant to the investment agreement, if the Company's stockholders (other than the funding parties) subscribe for at least $2.0 million worth of shares in the rights offering, the funding parties would provide the funding in the form of a common stock investment made at the Subscription Price. If the Company's stockholders (other than the funding parties) do not subscribe for at least $2.0 million worth of shares in the rights offering, the Company will not consummate the rights offering and the funding parties will, pursuant to the investment agreement, if approved, and subject to certain conditions, provide funding to the Company, in the form of, at their option, a purchase of shares of common stock at the Subscription Price or the purchase of a senior secured note which is convertible into shares of common stock. The aggregate amount of such funding to be provided by the funding parties (whether in the form of an investment in the Company's common stock or a promissory note convertible into shares of the Company's common stock) will equal up to $8.5 million reduced by the amounts outstanding under the $3 Million Note and the $1.5 Million Note. The funding parties have agreed not to exercise their basic subscription privilege or over-subscription privilege in the rights offering.

          5. To consider and vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 100,000,000 to 56,000,000 and decrease the number of authorized shares of preferred stock from 40,000,000 to 5,000,000. The Board of Directors reserves the right, even after stockholder approval, to forego or postpone the filing of the amendment to the Amended and Restated Certificate of Incorporation to decrease the authorized capital if it determines that action not to be in the best interest of Cosi and its stockholders. If the reduction in authorized capital approved by the stockholders at the Annual Meeting is not implemented before the Company's next Annual Meeting of Stockholders, the amendment will be deemed abandoned, without any further effect.

          6. To consider and vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to effectuate a one-for-five reverse stock split of the issued shares of the Company's common stock, and pay to the Company's stockholders cash in lieu of fractional shares at fair market value. The Board of Directors reserves the right, even after stockholder approval, to forego or postpone the filing of the amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split if it determines that action not to be in the best interest of Cosi and its stockholders. If the reverse stock split approved by the stockholders at the Annual Meeting is not implemented before the Company's next Annual Meeting of Stockholders, the amendment will be deemed abandoned, without any further effect.

          7. To consider and vote upon a proposal to approve the repricing of certain issued and outstanding options to purchase common stock of the Company.

          8. To consider and vote upon a proposal to amend the Cosi, Inc. Amended and Restated Stock Incentive Plan to extend the duration of the plan.

          9. To consider and act upon such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on September 26, 2003, as the record date for the determination of stockholders entitled to notice of and to vote on any matters that may properly come before the Annual Meeting and at any adjournments or postponements thereof.

                                          By order of the Board of Directors,

                                          /s/ Mark Stickney
                                          Mark Stickney
                                          Secretary

Dated: October 31, 2003
New York, New York

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                   COSI, INC.
                              242 WEST 36TH STREET
                            NEW YORK, NEW YORK 10018

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 24, 2003

                             ---------------------

     This Proxy Statement is furnished by the Board of Directors of Cosi, Inc., a Delaware corporation ("Cosi" or the "Company"), in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Stockholders of Cosi (the "Annual Meeting"), which will be held on November 24, 2003, commencing at 10:00 a.m. local time, at 100 Maiden Lane, New York, New York 10038, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Proxy Card are being mailed to stockholders of Cosi on or about October 31, 2003.

     In voting by proxy with regard to the election of directors, stockholders may vote in favor of each nominee or withhold their votes as to each nominee. In voting by proxy with regard to each of the other proposals before the meeting, stockholders may vote in favor of these proposals or against, or may abstain from voting with respect to these proposals. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy.

     If no direction is given on a proxy with respect to a proposal, the proxy will be voted FOR the slate of directors described herein; FOR the ratification of Ernst & Young LLP; FOR the approval of the conversion feature of the promissory notes; FOR the approval of the investment agreement between the Company and certain of its stockholders, including certain stockholders who are associated with members of the Company's Board of Directors and one of its former directors, as well as the transactions contemplated by such agreement, including the Company's undertaking of a rights offering; FOR the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of shares of authorized common stock and preferred stock; FOR the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the issued shares of the Company's common stock, and pay to the Company's stockholders cash in lieu of fractional shares at fair market value; FOR the repricing of certain issued and outstanding options to purchase common stock of the Company; and FOR the approval of an amendment to the Cosi, Inc. Amended and Restated Stock Incentive Plan. As to any other matter of business that may be brought before the Annual Meeting, such proxy will be voted in accordance with the judgment of the persons named in the proxy.

     A stockholder who has given a proxy may revoke it at any time before it is exercised by giving notice of revocation to the Secretary of Cosi, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on September 26, 2003, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Holders of record of the Company's common stock as of September 26, 2003, will be entitled to one vote for each share held. On September 26, 2003, there were 17,710,103 shares of common stock outstanding and entitled to vote.

     A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of common stock represented at the meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote is required for (i) the ratification of Ernst & Young LLP as the Company's external auditors, (ii) the approval of the conversion feature of the promissory notes into shares of common stock, (iii) the approval of the investment agreement between the Company and certain of its stockholders, including certain stockholders who are associated with members of the Company's Board of Directors and one of its former directors, as well as the transactions contemplated by such agreement, including the Company's undertaking of a rights offering, (iv) the approval of the repricing of certain issued and outstanding options to purchase common stock of the Company, and (v) the approval of the amendment to the Cosi, Inc. Amended and Restated Stock Incentive Plan. The affirmative vote of a majority of the outstanding shares of common stock is required for the approval of each proposed amendment to the Company's Amended and Restated Certificate of Incorporation.

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Broker non-votes also will be counted for the purpose of determining the presence of a quorum. Brokers who do not receive a stockholder's instructions are entitled to vote on the election of directors and the ratification of the external auditors. A broker may not vote on the approval of the conversion feature of the promissory notes into shares of common stock, or the approval of any of the other proposals unless it receives voting instructions from the beneficial owner. Broker non-votes and stockholder abstentions will have no effect on the outcome of the election of directors. With respect to the other proposals before the meeting, a stockholder abstention will have the same effect as if such stockholder voted against these proposals. With respect to the ratification of the external auditors and the approval of each amendment to the Company's Amended and Restated Certificate of Incorporation, a broker non-vote will have the same effect as a vote against this proposal. A broker non-vote will not be counted for or against the approval of the conversion of the notes, the approval of the investment agreement between the Company and certain of its stockholders, including certain stockholders who are associated with members of the Company's Board of Directors and one of its former directors, and the transactions contemplated by such agreement, the approval of the repricing of certain issued and outstanding options to purchase common stock of the Company and the amendment to the Cosi, Inc. Amended and Restated Stock Incentive Plan, and will have no effect on the outcome of these proposals.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     On March 31, 2003, the Company obtained a line of credit from First Republic Bank, whereby the Company issued a senior secured promissory note to First Republic Bank in the principal amount of $3,000,000. The note was guaranteed by Eric J. Gleacher, a stockholder and a former director of the Company; Charles G. Phillips, a stockholder of the Company; and Ziff Investors Partnership, L.P. II, an entity related to ZAM Holdings, L.P., the Company's largest stockholder. On October 30, 2003, First Republic Bank assigned the note to these persons or their designees and the maturity date of the note was extended to December 31, 2004. Upon assignment of the note, the Company issued amended and restated promissory notes in the amount of $1,943,068.74, $759,397.00, and $304,634.26
(collectively, the "$3 Million Note") to these persons. Subject to the receipt of stockholder approval of Proposal III herein, each of these persons will have the right to convert, in whole or in part, their pro-rata share of the outstanding principal amount of the note plus accrued and unpaid interest into shares of common stock at a conversion price equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date. The conversion right of this note is more particularly described in Proposal III in this Proxy Statement.

     On August 5, 2003, the Company issued senior secured promissory notes with an aggregate principal amount of $1,348,042.50 million to Mr. Gleacher and ZAM Holdings L.P. and on August 6, 2003, issued a senior secured promissory note to Mr. Phillips in the amount of $151,957.50 (collectively, the "$1.5 Million Note"). Subject to the receipt of stockholder approval of Proposal III herein, each of these persons will have the right to convert, in whole or in part, their pro-rata share of the outstanding principal amount of the $1.5 Million Note plus accrued and unpaid interest into shares of common stock at a conversion price equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date. The conversion right of this note is more particularly described in Proposal III in this Proxy Statement.

     In addition, the Company is seeking stockholder approval of an investment agreement (the "Investment Agreement") among the Company and Mr. Gleacher, Mr. Phillips, LJCB Nominees Pty Ltd, and ZAM Holdings, L.P. (collectively, the "Funding Parties"), as well as the transactions contemplated by such agreement. These transactions include the Company's undertaking of a rights offering, described in Proposal IV below, in which it will distribute to each holder of its common stock as of the record date of the rights offering one non-transferable subscription right for each share of common stock held by such holder. Each subscription right will entitle the holder to purchase a number of shares of common stock having a value equal to an aggregate of $0.6776, at a purchase price per share equal to the lesser of (i) $1.50 and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days prior to the expiration date of the rights offering. Under the Investment Agreement, the Funding Parties have agreed, subject to certain conditions, to provide funding to the Company following consummation of the rights offering in an aggregate amount up to $8.5 million or, at the option of the Funding Parties such greater amount permitted by the Investment Agreement to allow the Funding Parties to maintain certain relative ownership levels. If the rights offering is approved by the Company's stockholders, and if the Company's stockholders (other than the Funding Parties) subscribe for at least $2.0 million worth of shares in the rights offering, the Funding Parties would provide this funding in the form of an investment in the Company's common stock at the Subscription Price. In addition, the Funding Parties will, if Proposal III is approved, convert the $3 Million Note and the $1.5 Million Note into shares of the Company's common stock upon consummation of the rights offering. If the Company's stockholders (other than the Funding Parties) do not subscribe for at least $2.0 million worth of shares in the rights offering, the Company will not consummate the rights offering and, the Funding Parties will, pursuant to the Investment Agreement, if approved, and subject to certain other conditions, provide funding to the Company, in the form of, at their option, a purchase of shares of common stock at the Subscription Price or the purchase of a senior secured note which is convertible into shares of common stock. The aggregate amount of funding to be provided by the Funding Parties (whether in the form of an investment in the Company's common stock or a promissory note convertible into shares of the Company's common stock) will equal up to $8.5 million reduced by the amount outstanding under the $3 Million Note and the $1.5 Million Note. The Funding Parties have agreed not to exercise their basic subscription privilege or over-subscription privilege in the rights offering. As a result of this funding commitment, if stockholders (other than the Funding Parties) subscribe for $2.0 million, assuming a Subscription Price of $1.50 and a conversion price of $1.50 (and excluding warrants, accrued interest on the convertible notes and options to purchase shares of the Company's common stock), Mr. Gleacher may acquire as much as 8.1% of the outstanding common stock of the Company, Mr. Phillips may acquire as much as 3.1% of the outstanding common stock of the Company,

LJCB Nominees Pty Ltd may acquire as much as 5.4% of the outstanding common stock of the Company, and ZAM Holdings, L.P. may acquire as much as 20.9% of the outstanding common stock of the Company.

     On August 5, 2003, the Company and Mr. Gleacher, Mr. Phillips and ZAM Holdings, L.P. entered into an agreement pursuant to which Messrs. Gleacher and Phillips and ZAM Holdings, L.P. agreed to provide funding to the Company by purchasing senior secured promissory notes from the Company in the aggregate principal amount of $3 million if (i) the Rights Offering is abandoned by December 1, 2003, (ii) the Company's stockholders do not approve Proposals III and IV, herein, (iii) as a result, the Funding Parties do not provide the funding contemplated by the Investment Agreement and (iv) the Company's "Cumulative Modified EBITDA" for the months of July through October 2003 is no less than a loss of $1,185,000. "Cumulative Modified EBITDA" is defined in the agreement as (A) the Company's earnings before interest, taxes, depreciation, amortization, asset impairment charges, restaurant closing costs and other items customarily and properly classified by the Company as one-time, extraordinary expenses for internal reporting purposes less (B) capital expenditures.

     The $3 million funding would be provided in the form of a non-convertible secured promissory note with terms which may be substantially less favorable to the Company than the $3 Million Note and the $1.5 Million Note. The note would mature on January 15, 2005. Messrs. Gleacher and Phillips and ZAM Holdings, L.P. will only provide this funding if our stockholders do not approve the conversion feature of the $3 Million Note and the $1.5 Million Note and the Investment Agreement, and the other conditions described above are met. In this event, the Funding Parties are only committed to provide an aggregate of $7.5 million (the $3 Million Note, the $1.5 Million Note and the $3 million non-convertible note described above) as opposed to up to $8.5 million (the $3 Million Note, the $1.5 Million Note and up to $4 million pursuant to the Investment Agreement).

     As of October 15, 2003, there were warrants to purchase an aggregate of 2,810,511 shares of the Company's common stock outstanding, with a weighted average exercise price of $5.86. Some of these warrants are held by the interested persons described in this section. All of these warrants provide for anti-dilution adjustment in the event of stock splits, stock dividends, mergers, consolidation, recapitalization or similar transactions. Some of these warrants also provide for anti-dilution adjustment in the event of sales by the Company of shares of common stock below fair market values, which may be triggered if the Company effectuates the transactions described in proposals III or IV.

     The Company's continuing directors and officers as a group hold options to purchase a total of 1,861,683 shares of common stock, with a weighted average exercise price of $3.87. If Proposal VII is approved, the exercise price of these options would be repriced to be the fair market value of the Company's common stock as reported on NASDAQ as of the date the repricing is effected.

         EFFECTS OF THE STOCKHOLDER VOTE ON THE FINANCING TRANSACTIONS

     We believe the rights offering, Investment Agreement and the stock purchase and equity conversion terms we have negotiated with the Funding Parties are in the best interest of the Company and all stockholders and urge you to vote in favor of Proposals III and IV. Our cash resources, and therefore our liquidity, are highly dependent upon the level of internally generated cash from operations and upon future financing transactions, including the transactions we have negotiated with the funding parties and the rights offering. If cash flows from our existing restaurants or cash flow from new restaurants that we open do not meet our expectations or are otherwise insufficient to satisfy our cash needs or expansion plans, we may have to seek additional financing to continue funding our operations, close underperforming restaurants or reduce or cease our plans to open or franchise new restaurants. We cannot predict whether such financing will be available on terms acceptable to us, or at all.

     The following is a brief summary of the effect the stockholder votes will have on the financing transactions we have negotiated with the funding parties.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note is approved and the Investment Agreement is approved and the Company's stockholders, other than the Funding Parties, subscribe for at least $2 million in the rights offering, the Company will, subject to certain conditions, secure a minimum of $10.5 million in equity funding, including the conversion of the $3 Million Note and the $1.5 Million Note. All of this funding will be in the form of purchases of the Company's common stock, and all stockholders will have the opportunity to purchase shares of the Company's common stock at a potential discount to the market price.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note is approved and the Investment Agreement is approved and the Company's stockholders, other than the Funding Parties, do not subscribe for a minimum of $2 million in the rights offering, the Company will not consummate the rights offering and will obtain a maximum of $8.5 million in funding (including the $3 Million Note and the $1.5 Million Note). This funding will be in the form of, at the option of the Funding Parties, a purchase of shares of the Company's common stock at the subscription price or the purchase of a senior secured note which is convertible into shares of the Company's common stock. In addition, the $3 Million Note and the $1.5 Million Note could each remain outstanding and payable at maturity in December 2004, which could have an adverse effect on the Company's near term working capital. In this event, the Company may need to secure additional financing upon the maturity of the $3 Million Note and the $1.5 Million Note. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. Furthermore, if the Funding Parties elect to provide funding in the form of a purchase of a senior secured convertible note, such note, along with the $3 Million Note and the $1.5 Million Note, will be secured by all of the Company's tangible and intangible property (other than equipment pledged to secure the Company's equipment loan credit facility). Therefore, the Company's stockholders' equity interest in the Company will be effectively subordinate to the senior secured position of the Funding Parties.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note and the Investment Agreement are not approved, and the Company satisfies the EBITDA condition described elsewhere in this proxy statement, the Company will not consummate the rights offering and, subject to certain conditions, will secure a maximum of $7.5 million in financing (including the $3 Million Note and the $1.5 Million Note). The $3 million in additional funding would be in the form of senior secured non-convertible notes, due January 15, 2005, on terms which may be less favorable to the Company than the terms of the $3 Million Note and the $1.5 Million Note. In addition, the $3 Million Note and the $1.5 Million Note would remain outstanding and payable at maturity in December 2004, which could have an adverse effect on the Company's near term working capital. In this event, the Company may need to secure additional financing upon the maturity of the $3 Million Note, the $1.5 Million Note and the $3 million non-convertible note. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. Furthermore, the $3 million non-convertible senior secured note, along with the $3 Million Note and the $1.5 Million Note, will be secured by all of the Company's tangible and intangible property (other than equipment pledged to secure the Company's equipment loan credit facility). Therefore, the Company's stockholders' equity interest in the Company will be effectively subordinate to the senior secured position of the Funding Parties.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note and the Investment Agreement are not approved, and the Company does not satisfy the EBITDA condition described elsewhere in this proxy statement, the Funding Parties will not be obligated to provide any funding to the Company and the Company will need to secure additional financing to execute its business plan in the near term. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. The failure to obtain such financing would have a material adverse effect on the Company.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of September 26, 2003, the following are the only entities (other than the Company's employees as a group) known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock.

                                                                             PERCENT OF COMMON
NAME AND ADDRESS OF                             SHARES OF COMMON STOCK       STOCK BENEFICIALLY
BENEFICIAL OWNER                                  BENEFICIALLY OWNED              OWNED(1)
-------------------                            -------------------------     ------------------
Chilton Investment Company, Inc. ............          1,010,391(2)                  5.7%
  1266 East Main Street, 7th Floor
  Stamford, Connecticut 06902
William D. Forrest...........................          1,156,407(3)                  6.5%
  c/o Cosi, Inc.
  242 West 36th Street
  New York, New York 10018
Eric J. Gleacher.............................            877,143(4)                  4.9%
  Gleacher Partners, LLC
  660 Madison Avenue
  New York, New York 10021
ZAM Holdings, L.P. ..........................          2,258,799(5)                 12.4%
  c/o PBK Holdings, Inc.
  283 Greenwich Avenue
  Greenwich, Connecticut 06830

---------------

(1) Ownership percentage is based on 17,710,103 shares of common stock outstanding as of September 26, 2003.

(2) According to the Schedule 13G, filed with the Securities and Exchange Commission (the "SEC") on February 28, 2003, by Chilton Investment Company, Inc., a Delaware corporation ("Chilton"), Chilton beneficially owns 1,010,391 shares of common stock with sole voting and sole dispositive power over 1,010,391 shares.

(3) All shares are restricted stock issued to Mr. Forrest pursuant to an employment agreement dated June 26, 2003. Such shares represent the sole compensation of Mr. Forrest for serving as Executive Chairman of the Company. 25% of the shares became fully vested upon issuance. As long as the employment agreement is in effect on April 1, 2004, an additional 25% of the shares will fully vest. As long as the agreement remains in effect on the last day of each month, commencing with April 2004 and ending with March 2006, 2.08% of the shares will fully vest on each such date.

(4) Includes (i) 202,152 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00, (ii) 14,126 shares of common stock owned by Mr. Gleacher's wife, Anne, and (iii) 11,301 shares of common stock owned by Mr. Gleacher's children.

(5) ZAM Holdings, L.P. ("ZAM"), a Delaware limited partnership, filed a Schedule 13G with the SEC on February 13, 2003, on behalf of ZAM, PBK Holdings, Inc., a Delaware corporation ("PBK"), and Philip B. Korsant ("Korsant"). According to the Schedule 13G, ZAM, PBK and Korsant collectively beneficially own 1,819,089 shares of common stock, with shared voting and shared dispositive power over 1,819,089 shares. Includes 439,710 shares of additional common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00, which are exercisable within 60 days of the date hereof.

     The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company's common stock was based on a review of the Company's internal records and of all statements filed with respect to the Company since the beginning of the past fiscal year with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding ownership of common stock as of September 26, 2003, by (i) each of the members of the Company's Board of Directors, (ii) each of the Company's executive officers named in the "Summary Compensation Table" under "Executive Compensation" below and (iii) all directors and executive officers of the Company as a group. All shares were owned directly with sole voting and investment power unless otherwise indicated.

                                                                             PERCENT OF COMMON
                                                SHARES OF COMMON STOCK       STOCK BENEFICIALLY
NAME(1)                                           BENEFICIALLY OWNED              OWNED(2)
-------                                        -------------------------     ------------------
Andy Stenzler (3)............................            315,798(4)                  1.8%
Jay Wainwright (5)...........................            500,933(6)                  2.8%
Kenneth S. Betuker (7).......................             50,367(8)                    *
Terry Diamond................................            525,022(9)                  2.9%
Creed L. Ford, III...........................            268,908                     1.5%
William D. Forrest (10)......................          1,156,407                     6.5%
Eric J. Gleacher.............................            877,143(11)                 4.9%
Nick Marsh(12)...............................            372,805(13)                 2.1%
D. Ian McKinnon..............................                 --                       *
David Orwasher(14)...........................                 --                       *
James M. Riley, Jr.(15)......................                 --                       *
Jeffrey M. Stork.............................            772,671(16)                 4.4%
Greg Woolley.................................              6,733                       *
Kevin Armstrong..............................            225,000(17)                 1.3%
Mark Stickney................................             22,222(18)                   *
Paul Seidman.................................                 --                      --
David Winkel.................................                 --                      --
All current directors and executive officers
  as a group (13 persons)(19)................          3,546,917                    18.3%

---------------

  *  Represents less than 1%.

 (1) Each person listed in the table is or was a director or named executive officer of the Company, with an address at c/o Cosi, Inc., 242 West 36th Street, New York, New York 10018.

 (2) Ownership percentages are based on 17,710,103 shares of common stock outstanding as of September 26, 2003. With respect to each person, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of outstanding shares at such date and the number of shares such person has the right to acquire upon exercise of options or warrants that are currently exercisable or are exercisable on or before January 1, 2004.

 (3) Mr. Stenzler served as Chairman and Chief Executive Officer of the Company during fiscal 2002. Mr. Stenzler resigned as Chairman and Chief Executive Officer on January 31, 2003.

 (4) Includes (i) 314 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share and (ii) 186,774 shares of common stock issuable upon exercise of outstanding options at a weighted average exercise price of $12.25 per share.

 (5) Mr. Wainwright served as interim Chief Executive Officer of the Company effective from January 31, 2003 to July 7, 2003 and served as a director until August 18, 2003. Mr. Wainwright currently serves as Vice President of Concept Development.

 (6) Includes 427,573 shares of common stock issuable upon exercise of outstanding options at a weighted average exercise price of $7.09 per share.

 (7) Mr. Betuker resigned as Chief Financial Officer, Treasurer and Secretary on August 18, 2003.

 (8) Includes 79,787 shares of common stock issuable upon exercise of outstanding options at a weighted average exercise price of $12.25 per share.

 (9) Includes (i) 386,554 shares of common stock owned by Talon Opportunity Fund, L.P. (Mr. Diamond is the Managing Member of Talon Opportunity Fund, L.P.'s General Partner, Talon Partnership Management, LLC), (ii) 25,995 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share owned by Talon Opportunity Fund, L.P.,
     (iii) 71,076 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00 per share owned by Talon Opportunity Fund, L.P., (iv) 12,605 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $14.875 per share owned by Talon Opportunity Fund, L.P., (v) 56,150 shares of common stock owned by Mr. Diamond's wife, (vi) 314 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share owned by Mr. Diamond's wife, (vii) 14,215 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00 per share owned by Mr. Diamond's wife, (viii) 1,004 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share owned by the Diamond Family Foundation and (ix) 7,108 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00 owned by the Diamond Family Foundation.

(10) Mr. Forrest joined the Company's Board of Directors and was elected Chairman on March 31, 2003. All shares are restricted stock issued to Mr. Forrest pursuant to an employment agreement dated June 26, 2003. Such shares represent the sole compensation of Mr. Forrest for serving as Executive Chairman of the Company. 25% of the shares became fully vested upon issuance. As long as the employment agreement is in effect on April 1, 2004, an additional 25% of the shares will fully vest. As long as the agreement remains in effect on the last day of each month, commencing with April 2004 and ending with March 2006, 2.08% of the shares will fully vest on each such date

(11) Includes (i) 202,152 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00, (ii) 14,126 shares of common stock owned by Mr. Gleacher's wife, Anne, and (iii) 11,301 shares of common stock owned by Mr. Gleacher's children. Mr. Gleacher resigned from the Board on May 17, 2003.

(12) Mr. Marsh served as Chief Operating Officer of the Company during fiscal 2002. Mr. Marsh's employment with the Company terminated as of April 30, 2003. He resigned as a director on August 14, 2003.

(13) Includes (i) 314 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share and (ii) 186,774 shares of common stock issuable upon exercise of outstanding options at a weighted average exercise price of $12.25 per share.

(14) Mr. Orwasher served as Chief Development Officer during fiscal 2002. Mr. Orwasher's employment terminated on June 30, 2003.

(15) Mr. Riley served as Vice President of Store Development during fiscal 2002. Mr. Riley's employment terminated on July 7, 2003.

(16) Includes (i) 278,688 shares of common stock held by JDS Partners (Mr. Stork is a managing member of JDS Partners), (ii) 1,099 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share, (iii) 30,000 share of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00 per share, (iv) 2,198 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $0.01 per share held by JDS Partners and (v) 30,000 shares of common stock issuable upon exercise of outstanding warrants at an exercise price of $6.00 per share held by JDS Partners.

(17) Represents 225,000 shares of common stock issuable upon exercise of outstanding options at an exercise price of $1.77 per share.

(18) Includes 22,222 shares of common stock issuable upon exercise of outstanding options held by Mark Stickney.

(19) These 13 persons include all directors and officers detailed under "Information About the Nominees, the Continuing Directors and Executive Officers" below. In addition to the securities listed in notes (6), (9),
     (10), (16), (17) and (18) includes (i) 40,334 shares of common stock issuable upon exercise of outstanding options held by Charles Gray at a weighted average exercise price of $12.18 per share, and (ii) 28,687 shares of common stock issuable upon exercise of outstanding options with a weighted average exercise price of $12.25 held by Gilbert Melott.

I.  ELECTION OF DIRECTORS

     The Amended and Restated By-laws of Cosi provide that the Company's Board of Directors will consist of not less than three members, the exact number to be determined from time to time by resolution adopted by the affirmative vote of a majority of all directors of the Company. Following this annual meeting there will be seven members on the Board of Directors, which is divided into three classes. Directors in each class are elected for a three-year term in staggered years.

     The terms of Terry Diamond and Greg Woolley expire this year. Terry Diamond and Greg Woolley have been nominated for re-election to the Board of Directors, each to hold office for a term of approximately three years expiring at the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Each of Mr. Diamond and Mr. Woolley is presently a director of Cosi and has consented to be named as a nominee and to serve as a director if elected. Should either nominee be unable or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend. Management does not anticipate that such an event will occur.

INFORMATION ABOUT THE NOMINEES, THE CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

     The table below sets forth the names and ages of the directors, including the nominees, and the current executive officers of the Company, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

NAME                                        AGE   POSITION(S) WITH COSI
----                                        ---   ---------------------
DIRECTORS WHOSE TERMS EXPIRE IN 2003:
Terry Diamond (Nominee)...................  64    Director
Greg Woolley (Nominee)....................  29    Director

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN
  2004:
Kevin Armstrong...........................  45    President, Chief Executive Officer and
                                                  Director
Creed L. Ford, III........................  50    Director

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN
  2005:
William D. Forrest........................  42    Executive Chairman
D. Ian McKinnon...........................  36    Director
Jeffrey M. Stork..........................  47    Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Mark Stickney.............................  42    Chief Financial Officer, Treasurer and
                                                  Secretary
Charles Gray..............................  30    Vice President of Information Systems
Gilbert Melott............................  39    Vice President of People
Paul Seidman..............................  46    Vice President of Food and Beverage
Jay Wainwright............................  32    Vice President of Concept Development
David Winkel..............................  53    Vice President of Marketing

     William D. Forrest, Executive Chairman. Mr. Forrest joined the Company's Board of Directors and was elected Chairman of the Board on March 31, 2003. On June 26, 2003 he was appointed Executive Chairman, an officer's position with day to day general management responsibility for the affairs of the Company. Since 2001, Mr. Forrest has headed the Restructuring Group at Gleacher & Co. Mr. Forrest has served as a corporate restructuring professional since 1988 and, in 1997, he attained the designation Certified Turnaround

Professional ("CTP"). The CTP designation establishes stringent criteria for practical experience, knowledge and ethical integrity for the Corporate Renewal Industry. Prior to joining Gleacher & Co., Mr. Forrest was a Managing Director of Catterton-Forrest LLC (a division of Catterton Partners), where he was responsible for the acquisition and management of portfolio companies, focused exclusively on the troubled business space. From 1997 to 1999, Mr. Forrest was crisis manager/interim Chief Executive Officer for Fine Host Corporation, a $330 million publicly traded food service company, where he completed the successful turnaround by negotiating a comprehensive balance sheet restructuring utilizing a pre-negotiated Chapter 11 bankruptcy proceeding and by implementing a strategic integration plan of acquired companies for this 23-subsidiary operating company. Mr. Forrest received a Bachelor of Arts degree from Cornell University. His work has been published in the American Bankruptcy Journal and he has been a featured speaker for organizations including the Turnaround Management Association.

     Kevin Armstrong, President, Chief Executive Officer and Director. Mr. Armstrong was appointed President and Chief Executive Officer of the Company and elected to the Board of Directors on July 7, 2003. Mr. Armstrong has over 20 years of experience in the restaurant industry. From November 2000 to July 2002, Mr. Armstrong was President and Chief Operating Officer of Long John Silvers Restaurants, Inc., where he developed successful brand strategies that reversed two years of sales decline and resulted in three years of same store sales growth and profitability. Mr. Armstrong was pivotal in bringing the company out of bankruptcy, ultimately leading to its sale to YUM Brands. From August 1999 to November 2000, he was Senior Vice President and Chief Marketing Officer of Long John Silvers Restaurants, Inc.. Prior to his tenure at Long John Silver's, from September 1996 to August 1999 Mr. Armstrong served as Chief Marketing Officer for Subway Franchisee Advertising Trust, an independent arm of the $3.2 billion Subway brand. There he reengineered marketing processes and reversed an 18 month negative sales and profit performance period, increasing store profitability. Mr. Armstrong also served as a consultant to PepsiCo's restaurant services division from May 1991 to September 1996, developing brand-positioning strategies for over forty diverse companies. From June 1989 to February 1991, Mr. Armstrong was responsible for both domestic and international marketing strategies at Burger King.

     Mark Stickney, Chief Financial Officer, Treasurer and Secretary. Mr. Stickney was appointed Chief Financial Officer on August 18, 2003. Mr. Stickney has over 20 years of financial management experience, 12 of which are in the area of corporate restructuring and business revitalization. Mr. Stickney has also served as the Chief Financial Officer of Enterix, a health service company, and as acting Chief Financial Officer and financial advisor in numerous business reorganization environments, including multi-unit retail and food services. Mr. Stickney began his career in public accounting and spent five years with KPMG Peat Marwick, where he earned his designation as a Certified Public Accountant. Mr. Stickney received a Bachelor of Science degree from the University of Maine, an MBA from the University of Southern Maine, and is currently a candidate for a Ph.D. in Organizational Behavior from the University of Maine.

     Charles Gray, Vice President of Information Systems. Mr. Gray currently serves as the Company's Vice President of Information Systems and has been with Cosi since September 1998. Mr. Gray is a ten-year veteran in the food service industry, having served as Director of Training for RANCH *1, Inc., from 1996 to 1998, Director of Operation Services for Einstein Bros. Bagels from 1995 to 1996, and Assistant Director of Training for Boston Market Corporation from 1992 to 1995. Mr. Gray is a graduate of the State University of New York at Albany.

     Gilbert Melott, Vice President of People. Mr. Melott has served as the Company's Vice President of People since December 2001. From December 1995 to November 2001, Mr. Melott was Executive Director of Training and Vice President of People, Process and Education at Bennigan's. Prior to joining Bennigan's, Mr. Melott was a Division Director of Human Resources at Sheraton Holding Corporation in Boston, Massachusetts, and spent four years as Divisional Training and Development Manager at TGI Friday's. Mr. Melott is a nationally recognized expert in generational workplace studies and recipient of Industry of Choice awards for achievement in training and education. Mr. Melott received a Bachelor of Science degree in Marketing and Organizational Communication from Fordham University in 1985.

     Paul Seidman, Vice President of Food & Beverage. Mr. Seidman was appointed Vice President of Food & Beverage on September 16, 2003. Mr. Seidman has over twenty years of experience in the food service industry. From April 2001 to August 2003, he served as the Senior Vice President of Marketing and Product Development for Bertucci's Corporation, where he was responsible for the menu engineering efforts that broadened menu appeal and aided in reducing Bertucci's food cost, and garnered awards for best children's menu and best wine list Prior to joining Bertucci's, Mr. Seidman served as the Senior Vice President of Food & Beverage and Procurement at Brinker International's largest franchisee, The New England Restaurant Company, from 1996 to April 2001. During 1982 to 1996, Mr. Seidman held similar positions at the Bayport Restaurant Group, La Madeleine and the Club Corporation of America. Mr. Seidman is a graduate of the Culinary Institute of America and received a Bachelor of Science degree in Hotel and Restaurant Management from Florida International University. He is also a member of the Research Chefs Association.

     Jay Wainwright, Vice President of Concept Development. Mr. Wainwright, a founder of Cosi Sandwich Bar, Inc., served as Chairman and Chief Executive Officer of that entity from its inception in 1996 until its merger with Xando, Incorporated, in 1999. Mr. Wainwright served as interim President and Chief Executive Officer of the Company from January 31, 2003 to July 7, 2003 and as a director until August 18, 2003. He currently serves as Vice President of Concept Development. Mr. Wainwright received a Bachelor of Arts degree from Hamilton College.

     David Winkel, Vice President of Marketing. Mr. Winkel has 20 years of experience in the food service and consumer goods industry including his most recent role as the Vice President of Foodservice Solutions at Synovate Research. Synovate acquired Marketing Strategy & Planning Inc, in January 2003, where Mr. Winkel was the Executive Vice President of Business Development focusing on strategic marketing and consumer research consulting for clients. Mr. Winkel's accomplishments include the development of the nutrition strategy at Subway and the customer satisfaction strategies at Ruby Tuesday's. Mr. Winkel was also instrumental in the approach for the value turnaround at Long John Silver's. Previously, Mr. Winkel has served as Senior Vice President of Strategy Planning at Hardee's Food Systems, Inc, where he spent 7 years, as well as in marketing roles at Imperial Tobacco Ltd, where he began his career. Mr. Winkel received his Bachelor of Arts and Master of Arts degrees in Sociology from Concordia University in Montreal, Quebec.

     Terry Diamond, Director. Mr. Diamond, a director of the Company since February 2001, has served as Chairman of Talon Asset Management, Inc. since 1994. Talon Asset Management, Inc. is an investment management firm which manages individual investment advisory accounts, is the sub-agent with investment responsibility for the ABN Amro Mid-Cap Fund and operates hedge funds and a private equity fund. Mr. Diamond also is the Managing Member of Talon Opportunity Partners LLC, as well as the General Partner of Talon Opportunity Partners, L.P. Mr. Diamond has acted as a consultant and board member to many private, public and philanthropic organizations. Mr. Diamond received a Bachelor of Science degree from the University of Michigan in 1960 and a Juris Doctor degree from the University of Chicago Law School in 1963.

     Creed L. Ford, III, Director. Mr. Ford has been a director of the Company since March 1997. Mr. Ford has been Chairman and Co-Chief Executive Officer of Fired Up, Inc., the parent company of Johnny Carino's Country Italian restaurants and Gumbo's Louisiana Style Cafe, since 1997, and the President of Ford Restaurant Group, a Chili's Grill & Bar franchisee, since 1997. From 1976 through 1997, Mr. Ford served in various capacities, including Chief Operating Officer and Director, at Brinker International, Inc. As Chief Operating Officer and Director, Mr. Ford oversaw all operations at Brinker for all of its restaurant concepts. Mr. Ford serves on the boards of Rudy's BBQ, Texas Restaurant Association Education Foundation, Texas A&M Center of Entrepreneurship, and Fired Up, Inc.

     D. Ian McKinnon, Director. Mr. McKinnon has been a director of the Company since 2000 and is a partner of Ziff Brothers Investments, LLC. Mr. McKinnon also is the President of ZBI Equities, LLC, ZBI's domestic public equity investment adviser with several billion dollars under management. He currently also serves on the Board of Trustees of Occidental College. Mr. McKinnon graduated, summa cum laude and Phi Beta Kappa, from Occidental College, with a Bachelor of Arts degree in Public Policy. Mr. McKinnon received a Masters Degree in Business Administration from the Harvard Business School, with High Distinction as a George F. Baker Scholar.

     Jeffrey M. Stork, Director. Mr. Stork has been a director of the Company since March 1995. Mr. Stork was most recently President and Chief Executive Officer of The StonCor Group from 1983 to 2000. Currently, Mr. Stork is the Managing Partner of Forms+Surfaces, LLC, a national architectural products manufacturer. Mr. Stork currently serves on the boards of Sequel Genetics, Inc., and Forms+Surfaces, LLC. Mr. Stork earned a Bachelor of Science degree in Chemical Engineering from Lehigh University.

     Greg Woolley, Director. Mr. Woolley has been a director of the Company since June 2001 and is Chief Executive Officer and a director of the LJCB Investment Group. LJCB is one of Australia's leading private investment houses. Prior to this, Mr. Woolley practiced mergers and acquisitions with Macquarie Bank Limited. Mr. Woolley currently serves on the boards of Issues and Images, an Australian marketing communications company, and the Australian Museum of Contemporary Art. Mr. Woolley received a Bachelor of Commerce degree and a Bachelor of Law degree, with Honours, from the University of Tasmania.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Cosi held three meetings during fiscal 2002 and took action by written consent on three occasions. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board committees on which he served that were held during such period, except that Creed Ford attended fewer than 75% of the aggregate number of meetings of the Board of Directors and Greg Woolley was unable to attend one of three Audit Committee meetings.

     The Board of Directors of Cosi currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee met three times during fiscal 2002. The Compensation Committee met once in fiscal 2002. The Nominating Committee did not meet in fiscal 2002, as the full Board of Directors performed the Nominating Committee's functions during that period.

     Audit Committee. The principal functions of the Audit Committee are to review, act and report to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of the Company's auditors, the scope of the Company's annual audits, fees to be paid to the auditors, evaluating the performance of the auditors and the Company's accounting practices. The members of the Audit Committee are Jeffrey Stork, Creed Ford and Greg Woolley, each of whom is deemed "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

     Compensation Committee. The principal functions of the Compensation Committee are to review salaries, benefits and other compensation of the Company's officers, other employees and consultants, make recommendations to the Company's Board of Directors regarding salaries, benefits and other compensation and administer its employee benefit plans. As of May 17, 2003, the current members of the Compensation Committee are Ian McKinnon and Jeffrey Stork.

     Nominating Committee. The Nominating Committee recommends to the Board of Directors those individuals to be nominated as directors. As of January 31, 2003, the current members of the Nominating Committee are Messrs. Ford and Stork.

                         REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter that has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three non-employee directors.

     The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance, and ethics and (iii) the Company's auditing, accounting and financial reporting processes generally.

     Management is responsible for the preparation and integrity of the Company's financial statements. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee has received from and discussed with the external auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

     Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2002.

                                          Respectfully submitted,
                                          The Audit Committee

                                          Jeffrey M. Stork
                                          Creed L. Ford, III
                                          Greg Woolley

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid by the Company, to or on behalf of the Chief Executive Officer and to each of the Company's five most highly compensated executive officers other than the Chief Executive Officer during the fiscal year ended December 30, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                              ANNUAL COMPENSATION            AWARDS
                                             ----------------------     ----------------
                                                                           SECURITIES       ALL OTHER
                                                                           UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR   SALARY ($)   BONUS ($)     OPTIONS/SARS (#)      ($)(1)
---------------------------           ----   ----------   ---------     ----------------   ------------
Andy Stenzler.......................  2002    222,115       68,750(3)            --              --
  Chairman and Chief Executive        2001    137,500       19,342          145,782              --
  Officer(2)
Kenneth S. Betuker..................  2002    215,000           --               --              --
  Chief Financial Officer, Treasurer
     and                              2001    215,000        9,383           99,465              --
  Secretary(4)
Nick Marsh..........................  2002    174,038       68,750               --              --
  Chief Operating Officer(5)          2001    137,500       19,342          145,782              --
David Orwasher......................  2002    236,539       58,000           78,573              --
  Chief Development Officer(6)......  2001         --           --           14,286              --
James M. Riley, Jr. ................  2002    191,539
  Vice President of Store
     Development(7).................  2001    185,000        5,578           68,096              --
Jay Wainwright......................  2002    174,038       68,750               --              --
  Vice President of Concept           2001    137,500       17,689           71,915              --
  Development(8)

---------------

(1) The value of perquisites and benefits for each named executive officer does not exceed the lesser of $50,000 or 10% of such individual's total annual salary and bonus.

(2) Mr. Stenzler served as Chief Executive Officer of the Company during fiscal 2002. Mr. Stenzler resigned as Chairman and Chief Executive Officer on January 31, 2003, and Jay Wainwright served as the Company's interim Chief Executive Officer from January 31, 2003 to July 7, 2003.

(3) This amount represents Mr. Stenzler's 2001 bonus, which was paid in 2002.

(4) Mr. Betuker resigned on August 18, 2003.

(5) Mr. Marsh served as Chief Operating Officer of the Company during fiscal 2002. Mr. Marsh's employment with the Company terminated as of April 30, 2003.

(6) Mr. Orwasher served as Chief Development Officer of the Company during 2002. Mr. Orwasher's employment with the Company terminated as of June 27, 2003.

(7) Mr. Riley served as Vice President of Store Development during fiscal 2002. Mr. Riley's employment with the Company terminated on July 7, 2003.

(8) Mr. Wainwright served as President of the Company during fiscal 2002. From January 31, 2003 to July 7, 2003, Mr. Wainwright served as the Company's interim President and Chief Executive Officer. He currently serves as Vice President of Concept Development.

STOCK OPTION GRANTS AND EXERCISES DURING THE LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made during fiscal 2002 to the executive officers named in the "Summary Compensation Table." This information is for illustration purposes only and is not intended to predict the future price of the common stock. The actual future value of the options will depend on the market value of the common stock.

                    STOCK OPTION GRANTS IN FISCAL YEAR 2002

                                                                                    POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                             ----------------------------------------------------     ANNUAL RATES OF
                              NUMBER OF      PERCENT OF                                 STOCK PRICE
                              SECURITIES        TOTAL                                 APPRECIATION FOR
                              UNDERLYING    OPTIONS/SARS    EXERCISE                    OPTION TERM
                             OPTIONS/SARS    GRANTED TO      PRICE     EXPIRATION   --------------------
NAME                           GRANTED      EMPLOYEES (%)    ($/SH)       DATE       5% ($)     10% ($)
----                         ------------   -------------   --------   ----------   --------   ---------
Andy Stenzler..............         --             --           --             --       --           --
Kenneth S. Betuker.........         --             --           --             --       --           --
Nick Marsh.................                        --           --             --       --           --
David Orwasher.............     78,573           15.7%       12.25     01/07/2012       --      464,068
James M. Riley, Jr. .......         --             --           --             --       --           --
Jay Wainwright.............         --             --           --             --       --           --

     The following table sets forth certain summary information concerning exercised and unexercised options to purchase Cosi's common stock held by the executive officers named in the "Summary Compensation Table" as of December 30, 2002.

                     STOCK OPTION EXERCISES IN FISCAL YEAR
                     2002 AND FISCAL YEAR-END OPTION VALUES

                                                             SHARES OF COMMON STOCK         VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                   OPTIONS AT                   OPTIONS/SARS
                                                               FISCAL YEAR END (#)         AT FISCAL YEAR-END ($)
                             ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                         EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ------------   ------------   -----------   -------------   -----------   -------------
Andy Stenzler..............        --             --         120,172         66,602             --            --
  Chairman and Chief
  Executive Office(1)
Kenneth S. Betuker.........        --             --          20,952        107,086             --            --
  Chief Financial Officer,
  Treasurer and
  Secretary(1)
Nick Marsh.................        --             --         120,172         66,602             --            --
  Chief Operating
  Officer(1)
David Orwasher.............        --             --              --         92,859             --            --
  Chief Development
  Officer(1)
James M. Riley, Jr. .......        --             --          33,905         42,764             --            --
  Vice President of Store
  Development(1)
Jay Wainwright.............        --             --         379,137         62,721        401,217(2)         --
  Vice President of Concept
  Development

---------------

(1) Options owned by Messrs. Stenzler, Betuker, Marsh, Orwasher and Riley were not in-the-money as of December 30, 2002.

(2) With respect to 81,337 exercisable options owned by Mr. Wainwright, the value of unexercised in-the-money options is calculated by multiplying the number of options by the difference between the exercise price, $1.56 per share, and $5.78, the closing price of the Company's common stock at December 30, 2002. With respect to 120,782 exercisable options owned by Mr. Wainwright, the value of unexercised in-the-money options is calculated by multiplying the number of options by the difference between the exercise price, $5.30 per share, and $5.78, the closing price of the Company's common stock at December 30, 2002.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information as of December 30, 2002, with respect to the Company's equity compensation plans under which shares of the Company's common stock may be issued.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                        NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE FOR
                             NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE EXERCISE     FUTURE ISSUANCE UNDER
                              ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING      EQUITY COMPENSATION PLANS
                                OUTSTANDING OPTIONS,        OPTIONS, WARRANTS AND       (EXCLUDING SECURITIES
PLAN CATEGORY                   WARRANTS AND RIGHTS                RIGHTS             REFLECTED IN COLUMN (A))
-------------                --------------------------   -------------------------   -------------------------
                                        (A)                          (B)                         (C)
Equity compensation plans
  approved by security
  holders..................          3,406,332                     $10.41                     6,650,583
Equity compensation plans
  not approved by security
  holders..................               None                       None                          None
  Total....................          3,406,332                     $10.41                     6,650,583

STOCK OPTION PLANS

  AMENDED AND RESTATED COSI, INC. STOCK INCENTIVE PLAN

     A total of 8,900,000 shares of common stock have been reserved for issuance under the Amended and Restated Cosi, Inc. Stock Incentive Plan. Shares subject to any unexercised options granted under the plan that have expired or terminated become available for issuance again under the plan. The plan provides for discretionary grants of incentive stock options, non-qualified stock options and stock appreciation rights ("SARs") to the Company's employees and consultants. The exercise price per share for an incentive stock option may not be less than 100% of the fair market value of a share of common stock on the grant date. The exercise price per share for a non-qualified stock option may not be less than 85% of the fair market value of a share of common stock on the grant date. The exercise price per share for an incentive stock option granted to a person owning stock possessing more than 10% of the total combined voting power of all classes of the Company's stock may not be less than 110% of the fair market value of a share of common stock on the grant date. The aggregate fair market value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time during any calendar year under all Cosi plans may not exceed $100,000. The Compensation Committee has full discretion to administer and interpret the plan, to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine the persons eligible to receive options or SARs, the time or times at which the options or SARs may be exercised and whether all of the options or SARs may be exercised at one time or in increments.

     The Company may elect at any time to cancel any option or SAR granted under the plan and, in the case of an option, pay the holder of such option the excess of the fair market value of the shares subject to the option as of the date of such election to cancel over the exercise price set forth in the particular grant agreement, or, in the case of an SAR, the value of the SAR as of the date of such election. The Company also may elect at any time to convert any option granted under the plan to an SAR.

  1996 COSI SANDWICH BAR, INC. INCENTIVE STOCK OPTION PLAN

     As of October 30, 2003, options to purchase approximately 274,000 shares of common stock are outstanding under the Cosi Sandwich Bar, Inc. Incentive Stock Plan. Shares subject to any unexercised options granted under the plan that have expired or terminated become available for issuance again under the plan. No stock options may be granted under the plan after October 1, 2001. The Cosi Sandwich Bar, Inc. Incentive Stock Plan provides for discretionary grants of incentive stock options to certain key employees. The exercise price per share for an option may not be less than 100% of the fair market value of a share of common stock on the grant date. The exercise price per share for an incentive stock option granted to a person owning stock possessing more than 10% of the total combined voting power of all classes of the Company's stock may not be less than 110% of the fair market value of a share of common stock on the grant date. To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under this plan and all of the Company's other incentive stock option plans or those of its subsidiaries) exceeds $100,000, such incentive stock option shall be treated as options that are not incentive stock options. In the event that an optionee's employment is terminated by the Company, other than for cause, such optionee may exercise any exercisable options under the plan for a period of 30 days. In the event that an optionee's employment is terminated by reason of death, such optionee may exercise any exercisable options under the plan for a period of six months. In the event that an optionee's employment is terminated by the Company for cause, all options held by such optionee are immediately cancelled and the Company may require such optionee to sell to it, at a sales price equal to the lesser of the exercise price and the fair market value of the underlying shares, all shares owned by the optionee that were acquired pursuant to this plan. The Cosi Sandwich Bar, Inc. Incentive Stock Option Plan is administered and interpreted by the Board of Directors.

  COSI NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     A total of 250,000 shares of common stock have been reserved for issuance under the Cosi Non-Employee Director Stock Option Plan. Shares subject to any unexercised options granted under the plan that have expired or terminated become available for issuance again under the plan. The Cosi Non-Employee Director Stock Option Plan provides for discretionary grants of non-qualified stock options and SARs to the Company's non-employee directors. The Board of Directors has full discretion to administer and interpret the plan and full discretionary authority to determine the non-employee directors eligible to receive options or SARs, the time or times at which the options or SARs may be exercised and whether all of the options or SARs may be exercised at one time or in increments; provided, however, that the purchase price of shares subject to a non-qualified stock option shall not be less than 85% of the fair market value of a share of common stock on the grant date. Each optionee under the plan may exercise any unexpired options or SARs following a change in control of Cosi, a sale of substantially all of the assets of Cosi or shareholder approval of the dissolution of Cosi.

  EMPLOYEE STOCK PURCHASE PLAN

     The purpose of the Employee Stock Purchase Plan is to provide employees with an opportunity to purchase the Company's shares through accumulated payroll deductions. The plan provides for the grant of stock options to eligible employees. Each employee will be eligible to participate in the plan commencing on the first day of the offering period (as described below) occurring on or after the date on which the employee has been employed by the Company for six months. The plan is administered by the Compensation Committee.

     A total of 500,000 shares of common stock are authorized for issuance under the plan. Any eligible employee may elect to participate in the plan by authorizing the Compensation Committee to make payroll deductions to pay the exercise price of an option at the time and in the manner prescribed by the Compensation Committee. The employee may designate the amount of the payroll deduction in whole percentages, up to 10% of the employee's compensation for each payroll period in an offering period. In no event will an employee be granted an option under the plan that would permit an employee to purchase shares of common stock under the plan, to the extent that, immediately after the grant, such employee (i) would own common stock and/or hold options to purchase common stock possessing 5% or more of the total combined voting power or value of all classes of the Company's stock, or (ii) has the right to purchase common stock during any calendar year having a fair market value in excess of $25,000. Options are granted at two six-month offering periods in each calendar year. The date of grant and the date of exercise for the first option period under the plan in a given calendar year will be January 1 and June 30, respectively, and the date of grant and date of exercise for the second option period will be July 1 and December 31, respectively. As of October 30, 2003, no options have been granted under this plan. The price of stock purchased under the plan will be an amount equal to the lesser of 85% of the fair market value of the stock on the date of purchase or on the date of commencement of the applicable offering period.

EXECUTIVE CONTRACTS AND CHANGE-IN-CONTROL AND OTHER ARRANGEMENTS

     Employment Agreement with William D. Forrest. On June 26, 2003, the Company entered into an employment agreement with Mr. Forrest. Pursuant to the agreement, Mr. Forrest will serve as Executive Chairman for three years ending on March 31, 2006. In consideration for Mr. Forrest serving as Executive Chairman, on June 26, 2003, the Company issued 1,156,407 shares of authorized but unissued common stock, representing 5% of the Company's outstanding common stock on a fully diluted basis (assuming all outstanding options and warrants are exercised). Upon completion of the rights offering, the Company will issue a number of additional shares to Mr. Forrest such that his percentage ownership of Cosi on a fully diluted basis remains 5%, provided, however, that if the subscription price is less than $1.25 per share, the Company will issue Mr. Forrest a number of shares equal to the number of shares that Mr. Forrest would have received in the offering based upon a subscription price of $1.25 per share. These shares are not included in any calculations of outstanding shares contained elsewhere in this proxy statement. Mr. Forrest's rights in the shares vest as follows: (i) 25% of the shares vested upon issuance; (ii) 25% of the shares will vest on April 1, 2004, provided the agreement is still in effect and
(iii) on the last day of each month, commencing with April 2004, and ending on March 2006, 2.08% of the shares will vest, and an additional .08% of the shares will vest on March 31, 2006, provided that at the end of each month the agreement is still in effect. All shares not vested will fully vest upon the termination of this agreement by Cosi without cause (as defined in the agreement), or upon a change of control (as defined in the agreement). If Mr. Forrest is terminated by Cosi for cause (as defined in the agreement), all unvested shares will be forfeited. Mr. Forrest agreed that, during the term of the agreement and for a period of 12 months thereafter, he will not compete with the Company or solicit its employees.

     Employment Agreement with Kevin Armstrong. On July 7, 2003, the Company entered into an at-will employment agreement with Kevin Armstrong. Pursuant to the terms of his employment letter, Mr. Armstrong will serve as President, Chief Executive Officer and a Director. The Company will pay Mr. Armstrong an annual salary of $300,000. He will also have the ability to earn a bonus of up to 65% of his base salary. In addition, the Company contributed up to $70,000 towards his relocation expenses, and we will reimburse him for all travel expenses.

     Upon the commencement of his employment, Mr. Armstrong received an initial grant of options to purchase 900,000 shares of our common stock at an exercise price equal to the closing trading price of the Company's common stock on July 7, 2003. The options vest as follows: (i) 25% vested immediately upon grant and
(ii) 25% will vest at the end of each year for the next three years; provided, however, that the options and any others granted in the future will vest and become immediately exercisable in full upon a change of control (as defined in the agreement).

     Mr. Armstrong is entitled to health benefits and life and long-term disability insurance in amounts standard for all of the Company's employees. In addition, Mr. Armstrong may participate in the Company's 401(k) retirement plan and the Company will match his contributions at 25% up to 4% of his base salary.

     Mr. Armstrong's agreement also provides for customary non-compete and non-solicitation arrangements. The Company will pay Mr. Armstrong 12 months severance if the Company terminates his employment.

     Employment Agreement with Mark Stickney. On August 18, 2003, the Company entered into an employment agreement with Mark Stickney. Pursuant to the terms of his employment letter, Mr. Stickney will serve as Chief Financial Officer and will be paid $30,000 per month through April 2004 and a service bonus of $30,000 at the end of April 2004, provided that he remains employed by the Company at that time. Thereafter, Mr. Stickney will be paid a base salary of $250,000, and he will also be eligible to receive a performance bonus of 40% of his base salary based on the attainment of mutually agreed upon performance levels. In addition to the above compensation, the Company will provide Mr. Stickney with an expense allowance of $5,650 per month.

     Pursuant to our Amended and Restated Stock Incentive Plan, the Company issued Mr. Stickney options to purchase 400,000 shares of common stock with the price set to the closing trading price on August 18, 2003. These options will vest as follows: (i) 11,111 options will vest per month through April 30, 2004 such that at the end of April, 88,889 options will have vested, provided that if the Company terminates Mr. Stickney prior to April 30, 2004, the 11,111 options that would have otherwise vested in the month of termination will vest on a pro rata basis based upon the number of days worked during that month; (ii) 111,111 options will vest on August 31, 2004, provided that Mr. Stickney remains employed by the Company at that time and (iii) 100,000 options will vest in both August 2005 and August 2006, provided that Mr. Stickney remains employed by the Company during those time periods.

     Mr. Stickney's employment may be terminated by either party at any time for any reason.

     Employment Agreement with Jay Wainwright. On August 20, 2003, the Company entered into an employment agreement with Mr. Wainwright which replaced and superceded his prior agreement with the Company in its entirety. Pursuant to the agreement, Mr. Wainwright will serve as Vice President of Concept Development for two years, ending on August 20, 2005. Mr. Wainwright was paid a signing bonus of $75,000 upon execution of the agreement.

     The agreement provides that Mr. Wainwright will be paid a base salary of $175,000, and that he will be eligible to receive an annual bonus of up to 30% of his base salary based on the attainment of performance parameters established in advance by the board of directors.

     The agreement may be terminated by either party at any time for any reason upon 30 days written notice. In the event the agreement is terminated by the Company for "cause", or by Mr. Wainwright for any reason other than due to his death or disability, the Company will pay him his base salary, bonus and benefits that are payable through the date of termination. In the event Mr. Wainwright's employment is terminated due to his death or disability, the Company will pay him, or his estate, his base salary, bonus and benefits that are payable through the date of termination plus, upon his or his estate's execution of a release, an amount equal to his base salary and benefits for a period of one year following the date of termination and an additional amount equal to 30% of his base salary.

     In the event this agreement is terminated by the Company other than for cause, the Company will pay him his base salary, bonus and benefits payable through the date of termination, plus, upon execution of a release, an amount equal to the excess of $873,000 over the amount of all base salary, annual bonuses and signing bonus paid to Mr. Wainwright under this agreement.

     In the event this agreement is terminated by Mr. Wainwright for any reason, including due to his death or disability, or by the Company other than for cause, all stock options held by Mr. Wainwright will become 100% vested and exercisable and will not be subject to any accelerated exercise requirements or early termination provisions applicable thereto and will remain exercisable through the fifth anniversary of the date of termination.

     If the Company does not effect a re-pricing of its stock options prior to January 1, 2004, Mr. Wainwright will have the right to resign on or prior to January 15, 2004 and such resignation will be deemed to be a termination by the Company without "cause".

     If the Company does not enter into a new written employment agreement with Mr. Wainwright prior to the expiration of the term of this agreement, the Company will pay him his accrued salary, bonus and benefits payable through the term of this agreement, plus, upon execution of a release, an amount equal to the excess of $873,000 over the amount of all base salary, annual bonuses and signing bonus paid under the term of the agreement. In addition, all options held by Mr. Wainwright will become 100% vested and exercisable and will not be subject to any accelerated exercise requirements or early termination provisions applicable thereto and will remain exercisable through the fifth anniversary of the date of termination.

     Separation Agreement with Andy Stenzler. Andy Stenzler resigned as Chairman and Chief Executive Officer of the Company, effective as of January 31, 2003, and entered into a settlement agreement with the Company, dated February 2, 2003. Pursuant to the agreement, Mr. Stenzler will receive his then current base salary of $350,000 and non-incentive compensation (including automobile allowance) and his then current benefits for two years from January 31, 2003. Mr. Stenzler will also receive $350,000, constituting an amount equal to two times his cash bonus calculated at 50% of his then current annual base salary, paid in equal bi-weekly installments over the same two-year period. Additionally, all options to purchase shares of the Company's common stock held by Mr. Stenzler became 100% vested as of January 31, 2003, and will remain exercisable for two years. The Company also agreed to pay certain of Mr. Stenzler's legal expenses in an amount not to exceed $35,000 and to pay for a reasonable office and secretary for Mr. Stenzler for a period of six months. Mr. Stenzler granted the Company a customary release of claims and agreed not to compete with the Company or solicit its employees for a period 24 months.

     The Company agreed to indemnify Mr. Stenzler, to the fullest extent permitted by the Company's certificate of incorporation and by-laws, against all costs, expenses, liability and losses reasonably incurred by him in connection with any action, suit or proceeding arising out of the fact that he was a director, officer or employee of the Company. The Company also agreed that the promissory note issued by Mr. Stenzler to the Company, dated April 28, 1998, entered into in connection with Mr. Stenzler's executive stock agreement, will not mature until April 28, 2005.

     In connection with the agreement, Mr. Stenzler sold a total of 223,714 shares of the Company's common stock to Eric J. Gleacher, one of the Company's directors, and ZAM Holdings, L.P., the Company's largest stockholder. Mr. Stenzler agreed to use a portion of the funds from such sales to repay advances from the Company, made prior to March 4, 2002, of $112,500 plus interest.

     Separation Agreement with Nick Marsh. Nick Marsh resigned as Chief Operating Officer of the Company, effective as of April 30, 2003, and entered into a separation agreement with the Company on July 9, 2003. The Company continued to pay Mr. Marsh's salary through May 31, 2003. Pursuant to the separation agreement, Mr. Marsh will receive a severance payment of $200,000 payable following the consummation of the rights offering described in Proposal
IV. Alternatively, the Company will make such payment if the rights offering is not consummated and the Company secures alternative funding equal to at least $8.5 million. The Company will not make the $200,000 payment if it does not consummate the rights offering or secure additional funding by December 31, 2003. Mr. Marsh will receive 52 bi-weekly severance payments of $15,865.38 beginning June 1, 2003. However, if the Company makes the $200,000 payment prior to January 15, 2004, the bi-weekly severance payments will cease after the 34th bi-weekly payment, and the 34th bi-weekly payment will equal $1,442.46. Mr. Marsh will also receive an automobile allowance of 24 monthly payments equal to $2,000, and the Company will reimburse Mr. Marsh for the cost of any excess mileage under his current automobile lease up to $3,000. Additionally, all options held by Mr. Marsh became 100% vested as of June 1, 2003, and will remain exercisable for two years. The Company also agreed to pay certain of Mr. Marsh's legal expenses in an amount not to exceed $10,000, and to allow Mr. Marsh to retain certain computer equipment issued to him by the Company. The Company is required to pay Mr. Marsh's COBRA premiums for a period of 18 months following June 1, 2003. Mr. Marsh granted the Company a customary release of claims.

     Separation Agreement with Ken Betuker. Ken Betuker resigned as Chief Financial Officer of the Company, effective as of August 18, 2003, and entered into a separation agreement with the Company on September 17, 2003. Pursuant to the agreement, Mr. Betuker will receive 26 bi-weekly payments of $9,615.38 and a lump sum payment of $31,250 for accrued vacation. All options held by Mr. Betuker will continue to vest and will become exercisable in accordance with their terms and will not be subject to accelerated exercise requirements or early termination provisions. The Company agreed to indemnify Mr. Betuker to the fullest extent permitted by the by-laws of the Company. The Company also agreed to reimburse Mr. Betuker for expenses incurred while performing his duties at the Company and for his legal expenses incurred in connection with the separation agreement. Mr. Betuker also granted the Company a customary release of claims.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the compensation levels of the executive officers of the Company. The Compensation Committee also administers the Company's equity compensation plans (the "Plans") and determines awards to be made under the Plans to the Company's directors, executive officers and to other eligible employees.

     The Compensation Committee met once in fiscal 2002. The following Compensation Committee Report describes the considerations that have guided, or will guide, the Compensation Committee in assessing executive compensation.

  PHILOSOPHY

     The goal of the Compensation Committee is to provide competitive levels of compensation that integrate pay with the Company's short-term and long-term performance goals, reward corporate performance and recognize individual initiative and achievement. It is anticipated that these policies will help the Company to continue to attract and retain quality personnel and thereby enhance the Company's long-term profitability and share value.

     Executive compensation ranges are designed to be competitive with (i) those amounts paid to senior executives at companies in the restaurant industry that compete with the Company, (ii) companies that are similar in size and profitability to the Company and (iii) companies with which the Company competes for senior executives. Within this framework, individual executive compensation will continue to be based on personal and corporate achievement and the individual's level of responsibility and experience. However, in any particular year, the Company's executives may be paid more or less than executives in peer companies, depending on the Company's own performance.

     The executive officers' compensation is comprised of three principal components: base salary, bonus and stock options or awards granted under the Plans. These components are discussed below.

  BASE COMPENSATION

     The base salaries of the Company's executive officers are based in part on comparative industry data and on various quantitative and qualitative considerations regarding corporate and individual performance. An executive's base salary will be determined only after an assessment of his or her sustained performance, current salary in relation to an objective salary range for the executive's job responsibilities and his or her experience and potential for advancement. In establishing base salaries for the Company's executive officers, the Compensation Committee may consider several additional factors, including:
(i) industry compensation trends; (ii) cost of living and other local and geographic considerations; (iii) restaurant industry and job-specific skills and knowledge; (iv) historical and expected contributions to the Company's performance and (v) level, complexity, breadth and difficulty of duties.

  BONUS PROGRAM

     Eligible executive officers of the Company may also be awarded bonuses for achieving certain performance levels. These bonuses are based on various quantitative and qualitative performance criteria for these executive officers and are designed to attract and retain qualified individuals and also encourage them to meet the Company's desired performance goals.

  STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK

     The Company provides long-term executive compensation incentives in the form of stock option awards, stock appreciation rights and restricted stock to more closely align the interests of management with the Company's stockholders. The Compensation Committee believes that grants of stock option awards, stock appreciation rights and restricted stock are an effective means of advancing the long-term interests of the Company's stockholders by integrating executive compensation with the long-term value of the Company's common stock. Awards of stock options are granted at the prevailing market price on the date of grant and are valuable to executives only if the Company's common stock appreciates. During 2002, the Company granted 501,518 stock options among 388 individuals and granted no shares of restricted stock.

  CHIEF EXECUTIVE OFFICER

     Andy Stenzler served as the Company's Chief Executive Officer during 2002. Mr. Stenzler resigned from such position effective January 31, 2003. Mr. Stenzler's compensation in 2002 was determined pursuant to an employment agreement that was entered into in early 2002. Pursuant to his employment agreement, Mr. Stenzler's annual base salary for 2002 was $225,000, and he received a 2001 bonus of $68,750, which was paid in 2002. Mr. Stenzler was not awarded a bonus, nor was he granted any stock options during 2002. In determining the fairness and adequacy of Mr. Stenzler's compensation for 2002, the Compensation Committee took into consideration the Company's actual financial performance as well as Mr. Stenzler's contributions to the growth and success of the Company. Other factors that have guided the Compensation Committee were Mr. Stenzler's ability to lead the Company through its early years, his expected ability to lead the Company through its next stage of development, and the level of compensation of senior executives in similar capacities at other companies within the restaurant industry.

                                          Respectfully submitted,
                                          The Compensation Committee

                                          D. Ian McKinnon
                                          Jeffrey Stork

PERFORMANCE GRAPH

     Set forth below is a graph comparing the cumulative total stockholder return on Cosi's common stock with the NASDAQ Composite Index and the Standard & Poors SmallCap Restaurant Index. The Company's common stock trades on the NASDAQ National Market under the symbol "COSI." The graph assumes an investment of $100.00 on November 22, 2002, in (i) Cosi's common stock, (ii) the stocks comprising the NASDAQ Composite Index and (iii) stocks comprising the Standard & Poors SmallCap Restaurant Index.
(PERFORMANCE GRAPH)

                                                                                                         STANDARD & POORS SMALL
                                                          COSI               NASDAQ COMPOSITE INDEX       CAP RESTAURANT INDEX
                                                          ----               ----------------------      ----------------------
Nov-02                                                   100.00                      100.00                      100.00
Dec-02                                                    73.00                       91.00                       96.00

                   CUMULATIVE TOTAL RETURN PERFORMANCE GRAPH

                                                                      NASDAQ
                                                                     COMPOSITE     S&P SMALLCAP
DATE                                                          COSI     INDEX     RESTAURANT INDEX
----                                                          ----   ---------   ----------------
November 22, 2002...........................................  100       100            100
December 31, 2002...........................................   73        91             96

     The Company currently does not compensate any non-employee member of the Board of Directors for their service as Board members, except that directors will be reimbursed for out-of-pocket expenses incurred in connection with their service as directors. In addition, each non-employee director is eligible to receive awards of options under the Cosi Non-Employee Director Stock Option Plan, but no awards have been made to any of the Company's current directors. A recipient of restricted stock is entitled to vote such shares and is entitled to all dividends paid thereon, except that dividends paid in common stock or other property also will be subject to the same restrictions. Directors who serve either as the Company's officers or employees or as officers or employees of any of its subsidiaries will not receive any additional compensation for their services as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A partner of Cadwalader, Wickersham & Taft LLP is an owner of less than 0.5% of the Company's equity securities and the father of Jay Wainwright, a former director of the Company and formerly the Company's interim President and Chief Executive Officer. Jay Wainwright currently serves as Vice President of Concept Development. Cadwalader, Wickersham & Taft LLP has acted as the Company's outside legal counsel since October 1999. Cadwalader, Wickersham & Taft LLP provides legal services on behalf of the Company, for which the firm was paid approximately $575,000, $71,000 and $41,000 for the fiscal years 2002, 2001 and 2000, respectively.

     Prior to February 2003, the Company engaged London Misher Public Relations, Inc., a public relations firm that is partially owned by the wife of the Company's former Chief Executive Officer. This firm provided the Company with public relations services, for which the firm was paid approximately $235,000, $146,000 and $67,000 for fiscal years 2002, 2001 and 2000, respectively. The relationship with this firm has been terminated.

     The Company's former Chief Executive Officer and its former Chief Operating Officer each issued promissory notes to the Company in the amount of $1,362,400, each due in 2005, which accrue interest at an annual rate of 5.75%, in connection with each executive's purchase of 119,771 shares of Cosi's preferred stock in 1998. In 1999, each share of preferred stock was converted into one share of common stock. These notes remain outstanding.

     In August 2002, the Company entered into Senior Secured Note and Warrant Purchase Agreements with certain of its existing shareholders and members of its Board of Directors. These agreements provided the Company with a credit facility of up to $16.4 million available for general corporate purposes. In November 2002, the amount available under this facility was increased to $25 million. The facility, which terminated upon the Company's initial public offering, allowed the Company to draw down funds from time to time until August 12, 2003. Each draw-down was evidenced by a senior secured note bearing interest at 12% per annum. As of November 2002, the Company had issued $9.5 million of 12% senior secured notes pursuant to this credit facility. These notes ranked senior to all of Cosi's other funded indebtedness at the time and were secured by all of its tangible and intangible property, other than equipment pledged to secure its equipment loan credit facility and its capitalized lease obligations. All notes issued pursuant to these agreements matured upon the consummation of the Company's initial public offering in November 2002 and were repaid out of the proceeds of the IPO.

     In connection with the Senior Secured Note and Warrant Purchase Agreements, the Company issued warrants to purchase an aggregate of 2,070,004 shares of its common stock, at an exercise price of $6.00 per share, pro rata to the parties to the agreement. Each warrant issued pursuant to the Senior Secured Note and Warrant Purchase Agreements has a five-year term and may not be exercised until after one year from the date of issuance.

     Eric J. Gleacher, at the time, one of the Company's directors, agreed to fund up to $2,500,000 of the credit facility and was issued 202,152 warrants; ZAM Holdings, L.P., an entity that owned 15.5% of the Company's common stock prior to its initial public offering (and currently owns 10.2% of its common stock), agreed to fund up to $5,373,616 of the credit facility and was issued 439,710 warrants; and LJCB Nominees Pty Ltd, an entity that owned 7.5% of the Company's common stock prior to the initial public offering, agreed to fund up to $3,500,000 of the credit facility and was issued 296,919 warrants. Terry Diamond, one of the Company's directors, is the managing member of the Diamond Family Foundation and the husband of Marilyn Diamond. The Diamond Family Foundation agreed to fund up to $75,000 of the credit facility and was issued 7,108 warrants. Marilyn Diamond agreed to fund up to $150,000 of the credit facility and was issued 14,215 warrants. Jeffrey Stork, one of the Company's directors, is the managing member of JDS Partners. Mr. Stork agreed to fund up to $500,000 of the credit facility and was issued 30,000 warrants. JDS Partners agreed to fund up to $500,000 of the credit facility and was issued 30,000 warrants.

     On March 31, 2003, the Company obtained a line of credit from First Republic Bank, whereby the Company issued a senior secured promissory note to First Republic Bank in the principal amount of $3,000,000. The note was guaranteed by Eric J. Gleacher, Charles G. Phillips, and Ziff Investors Partnership, L.P. II, an entity related to ZAM Holdings, L.P. (the Company's largest stockholder). On October 30, 2003, First Republic Bank assigned the note to these persons or their designees and the maturity date of the note was extended to December 31, 2004. Upon assignment of the note, the Company issued amended and restated promissory notes in the amount of $1,943,068.74, $759,397.00 and $304,634.76 (collectively, the "$3 Million Note"). Subject to the receipt of stockholder approval of Proposal III herein, each holder will have the right to convert, in whole or in part, their pro-rata share of the outstanding principal amount of the note plus accrued and unpaid interest into shares of common stock at a conversion price equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date. The conversion right of this note is more particularly described in Proposal III in this Proxy Statement.

     On August 5, 2003, the Company issued senior secured promissory notes with an aggregate principal amount of $1,348,042.50 million to Mr. Gleacher and ZAM Holdings L.P. and on August 6, 2003 issued a senior secured promissory note to Mr. Phillips in the amount of $151,957.50 (collectively, the "$1.5 Million Note"). Subject to the receipt of stockholder approval of Proposal III herein, each of these persons will have the right to convert, in whole or in part, their pro-rata share of the outstanding principal amount of the $1.5 Million Note plus accrued and unpaid interest into shares of common stock at a conversion price equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date. The conversion right of this note is more particularly described in Proposal III in this Proxy Statement.

     On August 5, 2003, the Company entered into an Investment Agreement with Mr. Gleacher, Mr. Phillips, LJCB, and ZAM Holdings, L.P. Pursuant to the Investment Agreement, the Funding Parties have agreed, subject to certain conditions, to provide funding to the Company in an aggregate amount up to $8.5 million or, at the option of the Funding Parties such greater amount permitted by the Investment Agreement to allow the Funding Parties to maintain certain relative ownership levels. If approved by the Company's stockholders, and if the Company's stockholders (other than the Funding Parties) subscribe for at least $2.0 million worth of shares in the rights offering, the Funding Parties would provide this funding in the form of an investment in the Company's common stock at the Subscription Price and, upon consummation of the rights offering, the Funding Parties will convert the outstanding principal amount of the $3 Million Note and the $1.5 Million Note. If the Company's stockholders (other than the Funding Parties) do not subscribe for at least $2.0 million worth of shares in the rights offering, the Company will not consummate the rights offering and, subject to stockholder approval, and certain other conditions, the Funding Parties will provide funding to the Company, in the form of, at their option, a purchase of shares of common stock at the Subscription Price or the purchase of a senior secured note which is convertible into shares of common stock. The aggregate amount of funding to be provided by the Funding Parties (whether in the form of an investment in the Company's common stock or a promissory note convertible into shares of the Company's common stock) will equal up to $8.5 million reduced by the amount outstanding under the $3 Million Note and the $1.5 Million Note. The Funding Parties have agreed not to exercise any of their subscription privileges in the rights offering. The $8.5 million funding commitment described above is allocated as follows: (a) Mr. Gleacher, $2,000,000; (b) Mr. Phillips, $750,000; (c) LJCB, $750,000 and (d) ZAM Holdings,
L.P. $5,000,000.

     However, in addition to other conditions, the Funding Parties are obligated to make this aggregate of $8.5 million funding only if the Company's stockholders approve (i) the Investment Agreement described in Proposal IV and the transactions contemplated by it, (ii) the rights offering described in Proposal IV and (iii) the conversion rights of the senior secured notes described in Proposal III.

     On August 5, 2003, the Company and Mr. Gleacher, Mr. Phillips and ZAM Holdings, L.P. entered into an agreement pursuant to which Messrs. Gleacher and Phillips and ZAM Holdings, L.P. agreed to provide funding to the Company by purchasing senior secured promissory notes from the Company in the aggregate principal amount of $3 million if (i) the rights offering is abandoned by December 1, 2003, (ii) the Company's stockholders do not approve proposals III and IV, herein, (iii) as a result, the Funding Parties do not provide the funding contemplated by the Investment Agreement and (iv) the Company's "Cumulative Modified EBITDA" (as defined elsewhere in this proxy statement) for the months of July through October 2003 is no less than a loss of $1,185,000.

     The $3 million funding would be provided in the form of a non-convertible secured promissory note with terms which may be substantially less favorable to the Company than the $3 Million Note and the $1.5 Million Note. The note will mature on January 15, 2005. Messrs. Gleacher and Phillips and ZAM Holdings, L.P. will only provide this funding if our stockholders do not approve the conversion feature of the

$3 Million Note and the $1.5 Million Note and the Investment Agreement, and the other conditions described above are met. In this event, the Funding Parties are only committed to provide an aggregate of $7.5 million (the $3 Million Note, the $1.5 Million Note and the $3 million non-convertible note described above) as opposed to up to $8.5 million pursuant to the Investment Agreement (the $3 Million Note, the $1.5 Million Note and up to $4 million pursuant to the Investment Agreement).

                           CERTAIN LEGAL PROCEEDINGS

     On February 5, 2003, a purported shareholder class action complaint was filed in the United States District Court for the Southern District of New York (the "Court"), alleging that the Company and various of its officers and directors and the underwriter of the Company's IPO violated Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, as amended, by misstating, and by failing to disclose, certain financial and other business information (Sheel Mohnot v. Cosi, Inc., et al., No. 03 CV 812). At least eight additional class action complaints with substantially similar allegations were later filed. These actions have been consolidated in In re Cosi, Inc. Securities Litigation (collectively, the "Securities Act Litigation"). On July 7, 2003, lead plaintiffs filed a Consolidated Amended Complaint, alleging on behalf of a purported class of purchasers of the Company's stock allegedly traceable to its November 22, 2002 IPO, that at the time of the IPO, the Company's offering materials failed to disclose that the funds raised through the IPO would be insufficient to implement the Company's expansion plan; that it was improbable that the Company would be able to open 53 to 59 new stores in 2003; that at the time of the IPO, the Company had negative working capital and therefore did not have available working capital to repay certain debts; and that the principal purpose for going forward with the IPO was to repay certain existing shareholders and members of the Board of Directors for certain debts and to operate the Company's existing restaurants.

     The plaintiffs in the Securities Act Litigation generally seek to recover recessionary damages, expert fees, attorneys' fees, costs of Court and pre-and post-judgment interest. The underwriter is seeking indemnification from the Company for any damages assessed against it in the Securities Act Litigation. The Securities Act Litigation is at a preliminary stage, and the Company believes that it has meritorious defenses to these claims, and intends to vigorously defend against them.

     On September 22, 2003, defendants filed motions to dismiss the Second Consolidated Amended Complaint in the Securities Act Litigation. Plaintiffs filed their opposition to defendants' motions to dismiss on October 23, 2003. Defendants' reply briefs are due November 12, 2003.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Cosi's directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of Cosi's common stock and other equity securities with the SEC and the NASDAQ National Market. Directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, Cosi believes that during fiscal 2002, Cosi's directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that ZAM Holdings, L.P. and Jeffrey Stork each filed one late Form 4.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee makes all compensation decisions. During 2002, the members of the Compensation Committee were Ian McKinnon, Jeffrey Stork, and Eric J. Gleacher. The present members of the Compensation Committee are Ian McKinnon and Jeffrey Stork. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

II.  RATIFICATION OF AUDITORS

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent accountants, to be the Company's external auditors for the fiscal year ended December 29, 2003, and recommends to stockholders that they vote for ratification of that appointment.

     Ernst & Young LLP served in this capacity for the fiscal years ended January 3, 2000, January 1, 2001, December 31, 2001, and December 30, 2002. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

     The appointment of independent accountants is approved annually by the Board of Directors of Cosi and subsequently submitted to the stockholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the scope of the audit, the types of non-audit services that Cosi will need and the estimated fees for the coming year. The Audit Committee also reviews and approves non-audit services to ensure that these services will not impair the independence of the accountants.

     Before making its recommendation to the Board of Directors for appointment of Ernst & Young LLP, the Audit Committee carefully considered that firm's qualifications as external auditors for the Company, which included a review of Ernst & Young LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Ernst & Young LLP in these respects.

     The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as Cosi's auditors for the fiscal year ending December 29, 2003.

III. APPROVAL OF THE EQUITY CONVERSION FEATURE OF THE $3 MILLION NOTE AND THE $1.5 MILLION NOTE ISSUED BY THE COMPANY, WHICH WOULD PERMIT CERTAIN HOLDERS OF THE COMPANY'S DEBT, INCLUDING CERTAIN STOCKHOLDERS WHO ARE ASSOCIATED WITH MEMBERS OF OUR BOARD OF DIRECTORS AND ONE OF OUR FORMER DIRECTORS, OR THEIR DESIGNEES, TO CONVERT THE NOTES INTO SHARES OF THE COMPANY'S COMMON STOCK

GENERAL

     On March 31, 2003, the Company obtained a $3,000,000 line of credit from First Republic Bank (the "Lender"). Under the terms of this loan, the Company issued a senior secured promissory note to the Lender in the aggregate principal amount of $3,000,000. The Company's obligations under this $3,000,000 note were guaranteed by certain parties as described under "Description of the Note" below. On October 30, 2003, First Republic Bank assigned the note to these persons or their designees and the maturity date of the note are extended to December 31, 2004. Upon assignment of the note, the Company issued amended and restated notes in the amount of $1,943,068.74, $759,397.00, and $304,634.26, to
ZAM Holdings, L.P., Eric J. Gleacher and Charles G. Phillips, respectively (collectively, the "$3 Million Note"). The $3 Million Note would, if this Proposal III is approved by stockholders, become convertible, in whole or in part, into shares of common stock at a conversion price equal to the lesser of
(i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date.

     On August 5, 2003, the Company issued senior secured promissory notes in the principal amounts of $378,802.00 and $969,240.50 to Mr. Gleacher and ZAM Holdings, L.P., respectively, and on August 6, 2003 issued a senior secured promissory note to Mr. Phillips in the amount of $151,957.50 (collectively, the "$1.5 Million Note"). Subject to receipt of stockholder approval of Proposal III herein, each of these persons will have the right to convert, in whole or in part, their particular note plus accrued and unpaid interest into shares of common stock at a conversion price equal to the lesser of (i) $1.50 per share or
(ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date. This Proposal III is requesting stockholder approval of the equity conversion feature of the $3 Million Note and the $1.5 Million Note.

     The Company's common stock trades on the NASDAQ National Market. Under NASDAQ Marketplace Rules, the Company is required to obtain stockholder approval of the equity conversion feature of the notes. NASDAQ requires shareholder approval (i) when an arrangement is made pursuant to which common stock (or securities convertible into common stock) may be acquired by officers or directors, (ii) when the issuance would result in a change in control of the company, and (iii) in a transaction (other than a public offering) involving the issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value. NASDAQ generally interprets the shareholder approval requirements to apply to situations where securities are issued to purchasers that are affiliated with an officer or director of a company. NASDAQ interprets a "change in control" to occur in a transaction in which an investor acquires 20% or more of a company's outstanding common stock.

     As described below, the commitment of the Funding Parties to provide funding to the Company equal to an aggregate of up to $8,500,000 (reduced by the amount outstanding under the $3 Million Note and the $1.5 Million Note, described above) or, at the option of the Funding Parties such greater amount permitted by the Investment Agreement to allow the Funding Parties to maintain certain relative ownership levels, is contingent upon stockholder approval of this proposal. The rights offering is described in Proposal IV below.

     If the Company's stockholders do not approve (i) the Investment Agreement described in Proposal IV and the transactions contemplated thereby, (ii) the rights offering described in Proposal IV and (iii) the conversion right of the $3 Million Note and the $1.5 Million Note, the Funding Parties are, subject to the EBITDA condition described elsewhere in this proxy statement, committed to provide only an additional

$3 million of funding to the Company in the form of a senior secured note as opposed to providing up to $4 million in the form of a purchase of the Company's common stock.

     The terms of the notes and the rights offering, including the convertibility of each of the notes, were reviewed and approved by a special committee of the Board comprised solely of disinterested directors. The members of the special committee are Terry Diamond, Jeff Stork and Creed Ford. The special committee reviewed the terms of the notes and the rights offering on behalf of the Company's stockholders which were not interested in the transaction. The Board of Directors believes that providing for the conversion of the notes into common stock is in the best interests of the Company and its stockholders. Among the factors considered by the Board in recommending the approval of the conversion feature of the notes is the Board's view that permitting the holders of the notes to convert the notes into common stock would, if this right is exercised, help preserve the Company's near term working capital.

DESCRIPTION OF THE $3 MILLION NOTE

     The $3 Million Note bears interest at 75 basis points over Bank of America's prime lending rate. Interest on the $3 Million Note accrues and is payable on a monthly basis, and all principal and interest due on the $3 Million Note will mature on December 31, 2004. The $3 Million Note is secured by a first priority security interest in substantially all tangible and intangible assets of the Company, including, but not limited to, accounts receivable, inventory, general intangibles, intellectual property, real property, cash and proceeds of the foregoing, other than equipment pledged to secure the Company's equipment loan credit facility. The Company paid the Lender fees and expenses of $22,500 upon funding of the $3 Million Note.

     As an incentive for the Lender to purchase the $3 Million Note, the Company's obligations under the $3,000,000 note issued to the Lender were guaranteed, jointly and severally, by Eric J. Gleacher, Charles G. Phillips, and Ziff Investors Partnership, L.P. II, an entity related to ZAM Holdings, L.P. (ZAM Holdings, L.P., together with Messrs. Gleacher and Phillips, and the transferees or designees of any of them, the "Holders").

     On October 30, 2003, First Republic Bank assigned the note to the Holders and the maturity date of the note was extended to December 31, 2004. Upon assignment of the note, the Company issued amended and restated promissory notes in the amount of $1,943,068.74, $759,397.00 and $304,634.26 to these persons. If this Proposal III is approved by the stockholders, the $3 Million Note will be convertible, in whole or in part, into shares of common stock, at the option of the Holders, at a conversion price equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date.

     The Company has agreed to grant the Holders of the $3 Million Note certain registration rights with respect to shares of common stock obtained upon conversion of the $3 Million Note.

     Voluntary prepayments on the $3 Million Note are permitted, in whole or in part, at the option of the Company, without premium or penalty. However, the Company will not be permitted to prepay the $3 Million Note until the later of
(i) the vote by the Company's stockholders with respect to the conversion rights described above (and only after providing the Holders the opportunity to call and/or convert the Note), or (ii) the drawing-down or releasing of the funding commitment by the Holders.

     Upon consummation of the rights offering described in Proposal IV, if approved by the Company's stockholders, the Holders will convert the $3 Million
Note into shares of the Company's common stock.

DESCRIPTION OF THE $1.5 MILLION NOTE

     The $1.5 Million Note bears interest at 75 basis points over Bank of America's prime lending rate. Interest on the $1.5 Million Note accrues and is payable on a monthly basis, and all principal and interest due on the $1.5 Million Note will mature on December 31, 2004. The $1.5 Million Note is secured by a first priority security interest in substantially all tangible and intangible assets of the Company, including, but not limited to, accounts receivable, inventory, general intangibles, intellectual property, real property, cash and proceeds of the foregoing, other than equipment pledged to secure the Company's equipment loan credit facility.

     If this Proposal III is approved by the stockholders, the $1.5 Million Note will be convertible, in whole or in part, into shares of common stock, at the option of the Holders, at a conversion price equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date.

     The Company has agreed to grant the holders of the $1.5 Million Note certain registration rights with respect to shares of common stock obtained upon conversion of the $1.5 Million Note.

     Voluntary prepayments on the $1.5 Million Note are permitted, in whole or in part, at the option of the Company, without premium or penalty. However, the Company will not be permitted to prepay the $1.5 Million Note without first providing the Holders the opportunity to convert the note into shares of the Company's common stock.

     Upon consummation of the rights offering described in Proposal IV, if approved by the Company's stockholders, the Holders will convert the $1.5 Million Note into shares of the Company's common stock.

PURPOSES AND EFFECTS OF THE PROPOSAL

     The purposes of this Proposal III are (i) to assist the Company in procuring funding from the Funding Parties in connection with the rights offering and investment agreement described in Proposal IV below, (ii) the Board's view that permitting the holders of the $3 Million Note and the $1.5 Million Note to convert the notes into common stock, upon consummation of the rights offering described in Proposal IV, will help preserve the Company's near term working capital by not requiring the Company to repay a substantial amount of debt, and (iii) the Board's desire to comply with NASDAQ Marketplace Rules.

     If the Company's stockholders do not approve the equity conversion feature of the notes, the Funding Parties are not obligated to invest up to an additional $4 million in the Company pursuant to the Investment Agreement and the Company may not be able to consummate the rights offering described in Proposal IV below. In addition, the $3 Million Note and the $1.5 Million Note may remain outstanding and payable at maturity in December 2004. In this event, the Company may be forced to secure alternative sources of financing to provide near term working capital and to obtain replacement financing for the $3 Million Note and the $1.5 Million Note in December 2004. Any such alternative source of financing could result in dilution of the current stockholders' equity interests in the Company, could be on terms unfavorable to the Company or may not be available at all. Furthermore, if the Funding Parties elect to provide funding in the form of a purchase of a senior secured convertible note, such note, along with the $3 Million Note and the $1.5 Million Note, will be secured by all of the Company's tangible and intangible property (other than equipment pledged to secure the Company's equipment loan credit facility). Therefore, the Company's stockholders' equity interest in the Company will be effectively subordinate to the senior secured position of the Funding Parties.

     If this Proposal III is not approved and the Investment Agreement and the related transactions described in Proposal IV are not approved, and the Company satisfies the EBITDA condition described elsewhere in the proxy statement, the Company will not consummate the rights offering and will secure a maximum of $7.5 million in financing (including the $3 Million Note and the $1.5 Million
Note). The $3 million in additional funding would be in the form of senior secured non-convertible notes due January 15, 2005. The terms of such notes may be less favorable to the Company than the terms of the $3 Million Note and the $1.5 Million Note. In addition, the $3 Million Note and the $1.5 Million Note will remain outstanding and payable at maturity in December 2004. In this event, the Company may need to secure additional financing upon the maturity of the $3 Million Note and the $1.5 Million Note, in December 2004 and the $3 million non-convertible note due January 15, 2005. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. Furthermore, the $3 million non-convertible senior secured note, along with the $3 Million Note and the $1.5 Million Note, will be secured by all of the Company's tangible and intangible property (other than equipment pledged to secure the Company's equipment loan credit facility). Therefore, the Company's stockholders' equity interest in the Company will be effectively subordinate to the senior secured position of the Funding Parties.

     If this Proposal III is not approved and the Investment Agreement and the related transactions described in Proposal IV are not approved, and the Company does not satisfy the EBITDA condition described elsewhere in the proxy statement, the Funding Parties will not be obligated to provide any funding to the Company and the Company will need to secure additional financing. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. The failure to obtain such financing would have a material adverse effect on the Company.

     If this Proposal III is approved, stockholders of the Company will be diluted in their percentage ownership of the Company if and when the holders of the notes elect to convert them into common stock. The conversion price of the notes will be the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days before the conversion date. As a result, stockholders could be substantially diluted. Notwithstanding the rights offering described Proposal IV and excluding warrants, accrued interest on the convertible notes and options to purchase shares of the Company's common stock, if the conversion price of the notes is equal to $1.50 and if the notes are converted, the percentage ownership of the Company by its current stockholders (other than the Holders) will be reduced from 84.5% to 72.3%. In such event, the Holder's percentage ownership of the Company will increase from 15.5% to 27.7%.

     The Board of Directors recommends a vote "For" approval of the Equity Conversion Feature of the $3 Million Note and the $1.5 Million Note.

IV. APPROVAL OF AN INVESTMENT AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, INCLUDING CERTAIN STOCKHOLDERS WHO ARE ASSOCIATED WITH MEMBERS OF OUR BOARD OF DIRECTORS AND ONE OF ITS FORMER DIRECTORS, PURSUANT TO WHICH SUCH PARTIES MAY PURCHASE SHARES OF THE COMPANY'S COMMON STOCK OR NOTES CONVERTIBLE INTO THE COMPANY'S COMMON STOCK, AS WELL AS THE OTHER TRANSACTIONS CONTEMPLATED BY SUCH AGREEMENT, INCLUDING THE COMPANY'S UNDERTAKING OF A RIGHTS OFFERING

GENERAL

     The Company is seeking stockholder approval of an investment agreement, dated as of August 5, 2003 (the "Investment Agreement"), between the Company and Eric J. Gleacher, Charles G. Phillips, LJCB, and ZAM Holdings, L.P. (collectively, the "Funding Parties"), as well as the transactions contemplated by the Investment Agreement and the rights and obligations of the parties thereto. These transactions include the Company's undertaking of a rights offering, described below.

     The Company's common stock trades on the NASDAQ National Market. Under NASDAQ Marketplace Rules, the Company is required to obtain stockholder approval of the Investment Agreement and the transactions contemplated by such agreement, including the rights offering and the issuance of shares of common stock to the Funding Parties. NASDAQ requires shareholder approval (i) when an arrangement is made pursuant to which common stock (or securities convertible into common stock) may be acquired by officers or directors, (ii) when the issuance would result in a change in control of the company, and (iii) in a transaction (other than a public offering) involving the issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value. NASDAQ generally interprets the shareholder approval requirements to apply to situations where securities are issued to purchasers that are affiliated with an officer or director of a company. NASDAQ interprets a "change in control" to occur in a transaction in which an investor acquires 20% or more of a company's outstanding common stock.

INVESTMENT AGREEMENT

     The following description of the Investment Agreement is qualified in its entirety by the text of the Investment Agreement which is attached as Exhibit B to this Proxy Statement.

     On August 5, 2003, the Company entered into an Investment Agreement with Mr. Gleacher, Mr. Phillips, LJCB, and ZAM Holdings, L.P. Pursuant to the Investment Agreement, the Funding Parties have agreed, subject to certain conditions, to provide funding to the Company in an aggregate amount of up to $8.5 million or, at the option of the Funding Parties such greater amount permitted by the Investment Agreement to allow the Funding Parties to maintain certain relative ownership levels. If approved by the Company's stockholders, and if the Company's stockholders (other than the Funding Parties) subscribe for at least $2.0 million worth of shares in the rights offering, the Funding Parties would provide this funding in the form of an investment in the Company's common stock at the Subscription Price. In addition, the Funding Parties will, if Proposal III is approved, convert the $3 Million Note and the $1.5 Million
Note into shares of the Company's common stock upon consummation of the rights offering. If the Company's stockholders (other than the Funding Parties) do not subscribe for at least $2.0 million worth of shares in the rights offering, the Company will not consummate the rights offering and the Funding Parties will, pursuant to the Investment Agreement, if approved, and subject to certain other conditions, provide funding to the Company, in the form of, at their option, a purchase of shares of common stock at the Subscription Price or the purchase of a senior secured note which is convertible into shares of common stock. The aggregate amount of funding to be provided by the Funding Parties (whether in the form of an investment in the Company's common stock or a promissory note convertible into shares of the Company's common stock) will equal up to $8.5 million reduced by the amounts outstanding under the $3 Million Note and the $1.5 Million Note. The Funding Parties have agreed not to exercise their basic subscription privilege or over-subscription privilege in the rights offering. The $8.5 million funding commitment described above is allocated as follows: (a) Mr. Gleacher, $2,000,000; (b) Mr. Phillips, $750,000; (c) LJCB, $750,000 and (d) ZAM Holdings, L.P. $5,000,000.

     The terms of the senior secured convertible note to be issued by the Company if the Company's Stockholders, other than the Funding Parties, do not subscribe for $2 million in the rights offering and the Funding Parties elect to purchase a convertible note, will be substantially similar to those of the $3 Million Note and the $1.5 Million Note described in Proposal III.

     Representations and Warranties. Under the Investment Agreement the Company made representations and warranties to the Funding Parties relating to (among other things):

     - Organization, good standing, qualification to do business and other corporate matters;

     - Power and authority to execute, deliver and perform its obligations in connection with the Investment Agreement;

     - Required consents and approvals, and absence of violations of laws;

     - Compliance with the reporting requirements of the SEC; and

     - The due authorization of the issuance of shares of common stock pursuant to the Investment Agreement.

     The Funding Parties have made representations and warranties to the Company, relating to (among other things):

     - Their organization, good standing, and other corporate, personal or partnership matters;

     - Their power and authority to execute, deliver and perform their obligations in connection with the Investment Agreement;

     - Required consents and approvals, and absence of violations of laws; and

     - The fact that each Funding Party is an accredited investor within the meaning of Rule 501(a) promulgated under the Securities Act.

     Conditions to Closing of the Transactions Contemplated by the Investment Agreement. The obligations of the Funding Parties under the Investment Agreement are subject to the fulfillment of the following conditions (among others):

     - The accuracy of the Company's representations and warranties;

     - No legal or judicial barriers to the transactions contemplated by the Investment Agreement;

     - Receipt of required consents, approvals, authorizations, waivers and amendments, including approval by the Company's stockholders of the conversion feature of the senior secured notes;

     - Approval of the common stock issuable under the Investment Agreement for quotation on NASDAQ; and

     - Receipt of the opinion of the Company's outside counsel with respect to the Investment Agreement and the transactions contemplated thereby.

     Termination of the Investment Agreement. The Investment Agreement may be terminated, and the transactions contemplated thereby abandoned, by a Funding Party prior to the closing of the transactions contemplated thereby (among others):

          1. At any time after December 1, 2003, provided that such date will be extended to December 31, 2003 if the Company's stockholders approve Proposals III and IV;

          2. If a court or governmental entity has issued a final and non-appealable order permanently enjoining or prohibiting the transactions contemplated by the Investment Agreement;

          3. If any of the Company's representations, warranties, covenants or agreements are breached or, if any of the Company's representations or warranties fail to be true and correct in either case such that any conditions to closing cannot be satisfied on or before the date specified in item 1, above;

          4. If there has occurred a material adverse change with respect to the Company;

          5. If the Company's stockholders do not approve the conversion feature of the senior secured notes, the Investment Agreement, or the transactions contemplated thereby;

          6. If the Company changes its jurisdiction of incorporation, merges with another entity, disposes of all or substantially all of its assets, files for bankruptcy, or incurs additional indebtedness in excess of $3 million; or

          7. If the Company defaults on the $3 Million Note or the $1.5 Million Note.

  INDEMNIFICATION.

     The Company agreed to indemnify each Funding Party and all of its representatives from and against any liability and expenses incurred by each Funding Party and all of its representatives in connection with or arising from the Investment Agreement and any other transactions related thereto, except to the extent of any willful misconduct or gross negligence of the Funding Parties.

THE RIGHTS OFFERING

     The Company intends to commence a rights offering, pursuant to which the Company will distribute to the record holders of its common stock, as of the record date for the Rights Offering established by the Board of Directors, non-transferable subscription rights (the "Subscription Rights") to subscribe for and purchase shares of common stock up to an aggregate value of $9,583,473 (the "Underlying Shares"). The purchase price for such shares (the "Subscription Price") will be the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's common stock as reported on the NASDAQ National Market for the 15-trading-day period ending three trading days prior to the expiration of the Rights Offering.

     Each stockholder of record will receive one Subscription Right for each share of common stock held by such holder. Each Subscription Right will entitle the holder thereof to purchase at the Subscription Price, on or prior to the expiration time of the rights offering, shares of common stock with a value equal to an aggregate of $0.6776 (the "Basic Subscription Privilege"). Therefore, a stockholder will be entitled to purchase, at the subscription price, a number of shares of common stock with a value equal to the product of $0.6776 multiplied by the total number of shares held by such stockholder on the record date. Stockholders who exercise their Basic Subscription Privilege in full may subscribe at the Subscription Price to purchase additional shares of common stock, if any, up to an aggregate of $7.5 million reduced by the aggregate value of shares subscribed for pursuant to the Basic Subscription Privilege, that are not otherwise purchased by the Company's stockholders through the exercise of the Basic Subscription Privilege (the "Over-subscription Privilege"). Shares purchased by stockholders exercising their Over-subscription Privilege will be allocated on a pro rata basis. The maximum number of shares for which a stockholder will be able to subscribe pursuant to the Over-subscription Privilege will equal such stockholder's pro-rata share of the total amount of shares available for over-subscription, based upon the total number of shares of the Company's common stock and warrants to purchase shares of the Company's common stock owned by such stockholder compared to the total number of shares of the Company's common stock and warrants to purchase shares of the Company's common stock held by the Funding Parties and all stockholders exercising their oversubscription privilege. The total value of shares available for over-subscription will equal $7.5 million reduced by the total value of shares subscribed for pursuant to all stockholders' Basic Subscription Privilege.

     The Company has filed a Registration Statement on Form S-1 with the SEC for Subscription Rights covering shares of common stock equal to an aggregate of $9,583,473, which includes a rights offering prospectus detailing the rights offering. These proxy materials relate solely to the solicitation of proxies in connection with the Annual Meeting and are not an offer to sell, or the solicitation of an offer to buy, the Company's common stock. The rights offering is being made pursuant to and described in a separate rights offering prospectus. This rights offering prospectus will be mailed separately to all stockholders as of the record date of the rights offering. In addition, the Company will file the appropriate listing applications with the NASDAQ National Market. The proceeds from the rights offering will be used for general corporate and working capital purposes.

     The proposed rights offering is designed to enable the Company to raise equity capital while allowing all stockholders on the record date of the rights offering to purchase shares of the Company's common stock at a potential discount to the market price. To the extent that record holders do not exercise their subscription rights and shares are purchased by other stockholders in the rights offering or by the Funding Parties pursuant to the Investment Agreement or through conversion of the notes, such non-exercising holders' proportionate voting interest will be reduced, and the percentage that their original shares represent of the Company's expanded equity after exercise of the subscription rights and investment rights will be substantially diluted. Furthermore, if a stockholder fully subscribes for his or her basic subscription amount and the Company's stockholders subscribe for an aggregate of more than $7.5 million pursuant to their basic subscription amount, each stockholder's percentage ownership of the Company's equity will be reduced. If a stockholder fully subscribes for his or her basic subscription amount and the Company's stockholders subscribe for an aggregate of less than $7.5 million but more than $2 million, such stockholder's percentage ownership of the Company's equity will not be reduced, however, such stockholder's ownership percentage relative to certain of the Funding Parties will be reduced.

     The Company's stockholders who do not participate in the rights offering will suffer a substantial dilution in their relative percentage ownership in the Company upon the issuance of common stock to holders exercising rights in the rights offering and to the Funding Parties.

     If stockholders (other than the Funding Parties) subscribe for $2.0 million, assuming a Subscription Price of $1.50 and subject to their right to maintain their relative ownership levels, and assuming conversion of the $3 Million Note and the $1.5 Million Note, (excluding warrants, accrued interest on the convertible notes and options to purchase shares of the Company's common stock), Mr. Gleacher may acquire as much as 8.1% of the outstanding common stock of the Company, Mr. Phillips may acquire as much as 3.1% of the outstanding common stock of the Company, LJCB Nominees Pty Ltd may acquire as much as 5.4% of the outstanding common stock of the Company, and ZAM Holdings, L.P. may acquire as much as 20.9% of the outstanding common stock of the Company.

     THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES, INCLUDING THE RIGHTS OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE RIGHTS. OFFERS AND SALES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE RIGHTS WILL ONLY BE MADE BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN SUCH PROSPECTUS, WHICH IS EXPECTED TO BE DELIVERED TO STOCKHOLDERS IMMEDIATELY AFTER THE ANNUAL MEETING, PROVIDED THE RIGHTS OFFERING IS APPROVED.

PURPOSES AND EFFECTS OF THE PROPOSAL

     The purposes of this Proposal IV are (i) to assist the Company in procuring financing and (ii) to comply with NASDAQ Marketplace Rules. As mentioned above, the principal purposes of the rights offering are to enable the Company to raise equity capital while allowing all stockholders on the record date of the rights offering to purchase shares of the Company's common stock at a potential discount to the market price. With respect to the raising of equity capital, if the Investment Agreement is approved, the Funding Parties will be obligated, subject to certain conditions, to provide the Company with an aggregate of up to $8.5 million in funding including the $3 Million Note described in Proposal III and the $1.5 Million Note described in Proposal III. Upon consummation of the rights offering, if approved by the Company's stockholders, the Holders will convert the $3 Million Note and the $1.5 Million Note into shares of the Company's common stock. If the rights offering is not consummated, the Funding Parties will, pursuant to the Investment Agreement, if approved, and subject to certain conditions, at their option, purchase shares of the Company's common stock or a senior secured promissory note convertible into shares of the Company's common stock. If the Investment Agreement is not approved by the stockholders, the Funding Parties are not obligated to invest an additional $4 million pursuant to the Investment Agreement and the Company may not be able to consummate the rights offering.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note described in Proposal III is approved and this Proposal IV is approved and the Company's stockholders, other than the Funding Parties, subscribe for at least $2 million in the rights offering described in this Proposal IV, the Company will, subject to certain conditions, secure a minimum of $10.5 million in equity funding, including the conversion of the $3 Million Note and the $1.5 Million Note. All of this funding will be in the form of purchases of the Company's common stock and all stockholders will have the opportunity to purchase shares of the Company's common stock at a potential discount to the market price.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note described in Proposal III is approved and this Proposal IV is approved and the Company's stockholders, other than the Funding Parties, do not subscribe for a minimum of $2 million in the rights offering, the Company will not consummate the rights offering and will obtain a maximum of $8.5 million in funding (including the $3 Million Note and the $1.5 Million Note). This funding will be in the form of, at the option of the Funding Parties, a purchase of shares of the Company's common stock at the subscription price or the purchase of a senior secured note which is convertible into shares of the Company's common stock. In addition, the $3 Million Note and the $1.5 Million Note may remain outstanding and payable at maturity in December 2004. In this event, the Company may need to secure additional financing upon the maturity of the $3 Million Note and the $1.5 Million Note. Furthermore, if the Funding Parties elect to provide funding in the form of a purchase of a senior secured convertible note, such note, along with the $3 Million Note and the $1.5 Million Note, will be secured by all of the Company's tangible and intangible property (other than equipment pledged to secure the Company's equipment loan credit facility). Therefore, the Company's stockholders' equity interest in the Company will be effectively subordinate to the senior secured position of the Funding Parties.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note described in Proposal III is not approved and this Proposal IV is not approved, and the Company satisfies the EBITDA condition described elsewhere in this proxy statement, the Company will not consummate the rights offering and will secure a maximum of $7.5 million in financing (including the $3 Million Note and the $1.5 Million Note). The $3 million in additional funding would be in the form of senior secured non-convertible notes due January 15, 2005. The terms of such notes may be less favorable to the Company than the terms of the $3 Million Note and the $1.5 Million Note. In addition, the $3 Million Note and the $1.5 Million Note may remain outstanding and payable at maturity in December 2004. In this event, the Company may need to secure additional financing upon the maturity of the $3 Million Note and the $1.5 Million Note and the $3 million non-convertible note. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. Furthermore, the $3 million non-convertible senior secured note, along with the $3 Million Note and the $1.5 Million Note, will be secured by all of the Company's tangible and intangible property (other than equipment pledged to secure the Company's equipment loan credit facility). Therefore, the Company's stockholders' equity interest in the Company will be effectively subordinate to the senior secured position of the Funding Parties.

     If the conversion feature of the $3 Million Note and the $1.5 Million Note described in Proposal III is not approved and this Proposal IV is not approved, and the Company does not satisfy the EBITDA condition described elsewhere in the proxy statement, the Funding Parties will not be obligated to provide any funding to the Company and the Company will need to secure additional financing. There can be no assurance that the Company will be able to secure such financing on terms favorable to the Company or at all. The failure to obtain such financing would have a material adverse effect on the Company.

     A potential disadvantage in connection with the rights offering is the dilution of the equity interests of existing stockholders. If a stockholder fully subscribes for their basic subscription amount and the Company's stockholders subscribe for an aggregate of more than $7.5 million pursuant to their basic subscription amount, each stockholder's percentage ownership of the Company's equity will be reduced. If a stockholder fully subscribes for their basic subscription amount and the Company's stockholders subscribe for an aggregate of less than $7.5 million but more than $2 million, such stockholder's percentage ownership of the Company's equity will not be reduced, however, such stockholder's ownership percentage relative to certain of the Funding Parties will be reduced.

     The Company's stockholders who do not participate in the rights offering will suffer a substantial dilution in their relative percentage ownership in the Company upon the issuance of common stock to holders exercising rights in the rights offering and to the Funding Parties.

     If stockholders (other than the Funding Parties) do not subscribe for a minimum of $2 million in the rights offering the Funding Parties will have the option to provide their funding, subject to certain conditions, in the form of either purchases of the Company's common stock or notes convertible into shares of the Company's common stock. Either alternative could cause significant dilution to the Company's existing stockholders. If stockholders (other than the Funding Parties) subscribe for $2.0 million, assuming a Subscription Price of $1.50 and subject to the Funding Parties right to maintain their relative ownership level, and assuming conversion of the outstanding senior secured notes at a conversion price of $1.50 per share, and excluding warrants, accrued interest on the convertible notes and options to purchase shares of the Company's common stock, Mr. Gleacher may acquire as much as 8.1% of the outstanding common stock of the Company, Mr. Phillips may acquire as much as 3.1% of the outstanding common stock of the Company, LJCB Nominees Pty Ltd may acquire as much as 5.4% of the outstanding common stock of the Company, and ZAM Holdings, L.P. may acquire as much as 20.9% of the outstanding common stock of the Company. In such event, the Funding Parties would collectively own 37.5% of the common stock. The purchase by ZAM Holdings, L.P. of shares of common stock and pursuant to the funding commitment, assuming a Subscription Price and conversion price of $1.50 and subject to its right to maintain its relative ownership level, could result in ZAM Holdings, L.P. being in a position to control or significantly influence the business operations and policies of the Company.

     The Board of Directors recommends a vote "FOR" approval of the Investment Agreement and the transactions contemplated by such Agreement.

V. APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

GENERAL

     On July 30, 2003, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to decrease the total authorized shares of common stock of the Company from 100,000,000 to 56,000,000 and to decrease the total authorized shares of preferred stock of the Company from 40,000,000 to 5,000,000. Such a decrease in the number of authorized shares of common and preferred stock of the Company would be effected by amending and restating Article IV of the Company's Amended and Restated Certificate of Incorporation to read as follows:

     "Section 4.1 TOTAL NUMBER OF SHARES OF STOCK. The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 61,000,000 (sixty-one million) shares. The authorized capital stock is divided into 5,000,000 (five million) shares of preferred stock, of the par value $.01 each (the "Preferred Stock"), and 56,000,000 (fifty-six million) shares of common stock, of the par value $.01 each (the "Common Stock"). For the purposes of this Article IV, references to the "Board of Directors" shall refer to the Board of Directors of the Corporation as established in accordance with Article V of the Certificate of Incorporation and references to the "Certificate of Incorporation" shall refer to this Restated Certificate of Incorporation as the same may be amended from time to time."

     With the exception of the number of authorized shares, the terms of the common stock before and after the proposed amendment will remain the same.

     There are no shares of preferred stock issued and outstanding.

     If the decrease in authorized shares is approved, the reduction will take place on the date the Company files a Certificate of Amendment with the Delaware Secretary of State. In order to effect the proposed reduction, a majority of the outstanding shares entitled to vote at the Annual Meeting must approve the amendment to the Company's Amended and Restated Certificate of Incorporation.

BOARD DISCRETION TO IMPLEMENT THE REDUCTION IN AUTHORIZED CAPITAL

     If the reduction in authorized capital is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to the Company's next Annual Meeting of Stockholders, file the amendment to the Company's Amended and Restated Certificate of Incorporation attached hereto as Exhibit C with the Secretary of State of the State of Delaware.

     Notwithstanding the approval by the stockholders of the reduction in authorized capital at the Annual Meeting, the Board of Directors may, in its sole discretion, determine not to implement the reduction in authorized capital. If the Board of Directors does not implement the reduction in authorized capital before the date of the Company's next Annual Meeting of Stockholders, the authorization provided to the Board of Directors at this Annual Meeting to effect the reduction in authorized capital will no longer have any effect. In any such event, the Board of Directors would need to seek stockholder approval again at a future date to reduce the authorized capital if it deems a reduction in authorized capital to be advisable at that time.

     The Company's Board of Directors believes the authorization of the Board of Directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation to effectuate a reduction in authorized capital of the Company, without further approval or authorization of the Company's stockholders is advisable and in the best interests of the Company and its stockholders.

PURPOSES AND EFFECTS OF THE AMENDMENT

     The decrease in authorized shares of common and preferred stock is recommended by the Board of Directors in order to reduce the franchise taxes that the Company is required to pay in the State of Delaware, which amount is based in part on the number of Cosi's authorized shares. The Company estimates that it will save approximately $60,000 per year in franchise taxes if this amendment is approved by the stockholders. The Board of Directors determined to decrease the number of authorized shares of common stock to 56 million shares and preferred stock to 5 million because it believes that such reductions will allow for the greatest decrease in Delaware franchise tax, while also ensuring that the number of shares available for future issuances will be sufficient for general corporate purposes. The Board of Directors believes that the Company is needlessly paying franchise tax on shares that are not likely to ever be issued.

     As of October 15, 2003 (excluding shares reserved for the transactions described in Proposals III and IV), (i) 17,710,103 shares of common stock were issued and outstanding and 21,978 shares were held in treasury, (ii) an aggregate of 2,210,511 shares of common stock were reserved for issuance pursuant to outstanding warrants, (iii) an aggregate of 4,333,880 shares of common stock were reserved for issuance pursuant to outstanding options under the Company's equity compensation plans (including 900,000 options issued to Kevin Armstrong on July 7, 2003) and (iv) 5,713,403 shares of common stock were reserved and available for future award grants under the Company's equity compensation plans. An aggregate of 1,000,000 shares of preferred stock are reserved for issuance under the Company's rights plan. As a result, if the share reduction proposal is approved, the Company still will have 26,032,100 authorized shares of common stock and 4,000,000 authorized shares of preferred stock available that may be issued from time to time in the future for any corporate purpose, including, but not limited to, the rights offering and other transactions and commitments described in this proxy, providing equity incentives to directors, employees and consultants, acquisitions of other companies or assets, sales of stock or securities convertible into stock, possible stock splits or stock dividends and issuances of additional options or rights to purchase common stock. Except as set forth in Proposals III and IV above, the Company has no current plans, arrangements or understandings with respect to the issuance of any additional shares of common or preferred stock. Provided that stockholders approve Proposals III and IV above and assuming that the conversion price of the Notes referenced in Proposal III and the Subscription Price of the rights offering is $1.50 per share, and further assuming that $14,083,473 million of financing is obtained through the Investment Agreement, the $3 Million Note and the $1.5 Million Note and the rights offering, an aggregate of 9,388,982 shares will be issued in connection with those transactions. If the subscription price in the rights offering or the conversion price of the notes is less than $1.50, the Company may require additional shares and may not be able to effect the reduction in authorized capital.

     One consequence of the proposed reduction is that the Company would be required to seek the approval of stockholders for an issuance of shares that would cause the outstanding shares to exceed the number then authorized and unissued. This may limit or delay the Company's ability to issue stock in order to raise additional capital, to engage in acquisitions, to establish strategic relationships with corporate partners, to permit future stock splits or stock dividends or to provide equity incentives to its directors, employees and consultants. In the event that the Company desired to engage in any of the foregoing activities and there were not enough authorized shares of common or preferred stock, it would have to seek stockholder approval at a special or annual stockholders' meeting in order to increase the authorized number of shares of common or preferred stock, which may cause delay and expense. Therefore, the Company may not be able to take advantage of favorable opportunities or meet business needs as they arise. The Board of Directors believes that these risks are outweighed by the benefit of the reduction in authorized shares.

     The Board of Directors recommends a vote "FOR" approval of the Amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common and Preferred Stock.

VI. APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

GENERAL

     In this Proposal VI, the Company's stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company's Amended and Restated Certificate of Incorporation in order to effect a one-for-five reverse split of the issued common stock, without further approval or authorization of the Company's stockholders, at any time prior to the next Annual Meeting of Stockholders. On July 30, 2003, the Board of Directors adopted resolutions:

     - declaring the advisability of the reverse stock split;

     - declaring the advisability of an amendment to the Company's Amended and Restated Certificate of Incorporation to effectuate a one-for-five reverse stock split of the Company's common stock;

     - recommending that the Company's stockholders authorize the Board of Directors to amend the Company's Amended and Restated Certificate of Incorporation to effectuate the reverse stock split without further approval or authorization of the Company's stockholders; and

     - authorizing any other action necessary to effectuate the reverse stock split.

     If approved by stockholders, the reverse stock split would become effective by filing an amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on any date selected by the Board of Directors prior to the date of the next Annual Meeting of Stockholders. At 5:00 p.m., Eastern time, on the date of filing the amendment, each issued share of common stock would automatically be changed into one-fifth of a share of common stock. In addition, the number of shares of common stock subject to the Company's outstanding options and warrants and the number of shares of common stock issuable under the Company's stock plans will each be reduced by a factor of five. Similarly, the exercise price of the Company's outstanding options and warrants will be increased by a factor of five.

     The Board of Directors reserves the right, even after stockholder approval, to forgo or postpone the filing of the amendment to the Amended and Restated Certificate of Incorporation if it determines that action not to be in the best interests of Cosi and its stockholders. If the reverse stock split approved by the stockholders at the Annual Meeting is not implemented before the Company's next Annual Meeting of Stockholders, the amendment will be deemed abandoned, without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

PURPOSES OF THE REVERSE STOCK SPLIT

     The reason for the reverse stock split is to increase the per share market price of Cosi's common stock. In order to continue trading on the NASDAQ National Market, Cosi must satisfy the continued listing requirements for that market. The NASDAQ National Market requires a minimum bid price of $1.00 per share for continued listing. On September 26, 2003, the closing price for the Company's common stock was $3.00.

     The Board of Directors believes that a reverse stock split would have the effect of increasing, proportionately, the trading prices of the Company's common stock, which could help to ensure a share price high enough to satisfy this NASDAQ listing requirement, although there can be no assurance that the common stock price will be maintained at such level.

     There can be no assurance, however, that Cosi will be able to maintain the listing of its common stock on the NASDAQ National Market after the reverse stock split. The NASDAQ National Market maintains several other continued listing requirements currently applicable to the listing of the Company's common stock, including a minimum stockholders' equity of $10 million, a minimum of 750,000 publicly held shares, a minimum market value of publicly held shares of $5 million, a minimum of 400 stockholders holding

100 shares or more (including stockholders holding shares in "street name"), a minimum of two market makers and compliance with NASDAQ's corporate governance rules. While the Company is currently in compliance with these requirements, it cannot assure you that it will maintain compliance with all of these requirements or the minimum bid price requirement. Moreover, there can be no assurance that the market price of the common stock after the reverse stock split will adjust to reflect the ratio of the reverse stock split or that the market price following the reverse stock split will either exceed or remain in excess of the current market price. In addition, it is possible that the liquidity of the common stock will be affected adversely by the reduced number of shares outstanding following the reverse stock split.

     In evaluating the reverse stock split, the Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits held by many investors, analysts and other stock market participants; the fact that the stock price of some companies that have recently effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; and the costs associated with implementing the reverse stock split. The Board of Directors, however, determined that these negative factors were outweighed by the purpose of greater assurance that the Company's common stock will remain listed on the NASDAQ National Market.

PRINCIPAL EFFECTS OF A ONE-FOR-FIVE REVERSE STOCK SPLIT

     If the one-for-five reverse stock split is authorized at the Annual Meeting and the reverse stock split is implemented, each issued share of common stock immediately prior to the effective time of the reverse stock split, including treasury shares, will automatically be changed, as of the effective time of the reverse stock split, into one-fifth of a share of common stock. In addition, proportional adjustments will be made to the maximum number of shares issuable under and other terms of the Company's stock plans, as well as to the number of shares issuable under and the exercise price of the Company's outstanding options and warrants.

     No fractional shares of common stock will be issued in connection with the proposed reverse stock split. Holders of common stock who would otherwise receive a fractional share of common stock pursuant to the reverse stock split will receive cash in lieu of the fractional share, as explained more fully below under the heading "-- Cash Payment in Lieu of Fractional Shares." Because no fractional shares of common stock will be issued in connection with the proposed reverse stock split, holders of less than five shares of common stock will be eliminated in the event that the reverse stock split is adopted. As of the record date for the Annual Meeting, the Company had no record holders of its common stock which held less than five shares of common stock. Therefore, the reverse stock split, if adopted, would have no effect on the number of record holders of the Company's common stock.

     Because the reverse stock split will apply to all issued shares of common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders.

     The reverse stock split will not affect the par value of the common stock. As a result, at the effective time of the reverse stock split, the stated capital with respect to the common stock on the Company's balance sheet will be reduced to one-fifth of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital account is reduced. The reverse stock split will affect the Company's per share net income or loss and net book value per share of the common stock following the reverse stock split, as there will be fewer shares of common stock outstanding.

     If the five-for-one reverse stock split is authorized at the Annual Meeting and effectuated by filing an amendment to the Amended and Restated Certificate of Incorporation, some stockholders may consequently own "odd lots" of less than one hundred shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. Therefore, those stockholders who own odd lots following the reverse stock split may be required to pay higher transaction costs should they then determine to sell their shares of common stock.

     If this proposal VI is approved and implemented, the reverse stock split will have the effect of increasing the proportion of authorized but un-issued shares of the Company's common stock. Pursuant to the reverse stock split, the number of outstanding shares of the Company's common stock will be reduced by a factor of five, however, the number of shares of common stock and preferred stock authorized by the Company's

Certificate of Incorporation will not be reduced. These additional shares would be available for issuance from time to time for corporate purposes and would provide the Company with flexibility for such actions as raising additional capital, acquiring assets and sales of stock or securities convertible into common stock. However, the additional shares of common stock that would become available for issuance if the reverse stock split is approved could also be used by the Company to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of the Company's management, including any transaction that may be favored by a majority of the Company's stockholders or in which the Company's stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further shareholder approval, the Company's board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the Company's current board of directors. Although the increased proportion of un-issued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of the Company's common stock or obtain control of the Company.

     The Company's common stock is currently registered under the Securities Exchange Act of 1934, as amended, and Cosi is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the common stock under the Exchange Act.

     The Company expects that American Stock Transfer & Trust Company will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective time of the reverse stock split, transmittal forms will be mailed to each record holder of common stock. Stockholders will be asked to surrender all certificates evidencing shares of common stock owned prior to the reverse stock split in exchange for certificates evidencing the new shares of common stock in accordance with the instructions set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate or certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Any old shares of common stock submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares of common stock. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares they are entitled to hold as a consequence of the reverse stock split.

     Cosi stockholders will not be entitled to exercise rights of appraisal in connection with the reverse stock split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the reverse stock split, the Company will pay the holder cash equal to that fraction multiplied by the then fair market value of the common stock as determined by the Board of Directors. If, at the effective time of the reverse stock split, the common stock is traded on the NASDAQ National Market, the Board of Directors has determined that the fair market value of the common stock will be calculated as the average of the high and low trading prices of the common stock on the NASDAQ National Market during regular trading hours for the five trading days immediately preceding the effective time of the reverse stock split. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

     Cash received in lieu of fractional shares will be treated as payment in exchange for such shares. The difference between the amount of cash received and basis allocable to such fractional shares will be a capital gain or loss (long-term if such common stock has been held for more than one year), as the case may be, provided that such shares are held as a capital asset on the effective date of the reverse stock split.

BOARD DISCRETION TO IMPLEMENT THE ONE-FOR-FIVE REVERSE STOCK SPLIT

     If the one-for-five reverse stock split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to the Company's next Annual Meeting of Stockholders, file the amendment to the Company's Amended and Restated Certificate of Incorporation attached hereto as Exhibit D with the Secretary of State of the State of Delaware.

     Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the Board of Directors may, in its sole discretion, determine not to implement the reverse stock split. If the Board of Directors does not implement the one-for-five reverse stock split before the date of the Company's next Annual Meeting of Stockholders, the authorization provided to the Board of Directors at this Annual Meeting to effect a one-for-five reverse stock split will no longer have any effect. In any such event, the Board of Directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

     The Company's Board of Directors believes the authorization of the Board of Directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation to effectuate a one-for-five reverse split of the Company's issued shares of common stock without further approval or authorization of the Company's stockholders is advisable and in the best interests of the Company and its stockholders.

     The Board of Directors recommends a vote "FOR" approval of the Amendment to the Certificate of Incorporation to effect a reverse stock split of the Company's Common Stock.

VII. APPROVAL OF A REPRICING OF CERTAIN ISSUED AND OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK OF THE COMPANY

GENERAL

     On May 13, 2003, the Board of Directors of the Company authorized the Compensation Committee, subject to stockholder approval, to pursue a repricing of issued and outstanding options to purchase common stock held by option holders approved by the Compensation Committee who are directors, officers, employees and consultants of the Company at the time the repricing is effected (the "Option Repricing"). These options were issued under the Amended and Restated Cosi Stock Incentive Plan and the Cosi Sandwich Bar Plan (the "Cosi Plans"). As of October 15, 2003, the maximum aggregate number of options that could be repriced in the Option Repricing is approximately 1.2 million (excluding 900,000 options issued to Kevin Armstrong on July 7, 2003 and 400,000 options issued to Mark Stickney on August 18, 2003). These options currently have exercise prices ranging from $1.36 to $12.25, with a weighted average exercise price of $9.41. In this Proposal VII, the Company's stockholders are being asked to authorize the Board of Directors, in its discretion, to effect the Option Repricing, without further approval or authorization of the Company's stockholders, at any time on or prior to the date of the 2004 Annual Meeting of Stockholders of the Company. Even if approved by the Company's stockholders, the Board of Directors will retain the authority, in its discretion, to terminate, postpone or modify the Option Repricing at any time prior to effectuating the Option Repricing.

     Shareholder approval of the Option Repricing is required by NASD Rule 4350(i)(1)(A), and Interpretive Material, IM-4350-5, approved by the SEC on June 30, 2003. The rule requires shareholder approval for any material amendments to a stock option or purchase plan. According to the Interpretive Material, any material increase in benefits to participants, including any material change to permit a repricing or effecting a repricing, will be considered a material amendment requiring shareholder approval. In addition, the Company believes that sound corporate governance dictates that the Option Repricing should be submitted to the Company's stockholders.

     The Option Repricing may be effected through the cancellation of outstanding options followed by the subsequent grant of new options, referred to as "Replacement Options" (this method is referred to as the "Cancellation and Re-grant Method"). The Replacement Options would have terms (including vesting schedules) identical to the cancelled options, except that the exercise price for the Replacement Options would be substantially less than the exercise price of the cancelled options. The Replacement Options are expected to have an exercise price per share equal to the fair market value of the Company's common stock as reported on the NASDAQ National Market on the date on which the repricing is effected. The ratio of cancelled options to Replacement Options is expected to be one-to-one.

     The Option Repricing may also be effected by permitting eligible employees, officers, directors and consultants to exchange outstanding options having an exercise price greater than a per share price to be determined by the Board of Directors based on the fair market value of the common stock at the time of the Option Repricing for an equal number of Replacement Options to be granted immediately after the cancellation of the exchanged options.

     This proposed transaction is referred to as the "Option Exchange Method." The Replacement Options would have terms (including vesting schedules) identical to the exchanged options, except that the exercise price for the Replacement Options would be substantially less than the exercise price of the exchanged options. The Replacement Options are expected to have an exercise price per share equal to the fair market value of the Company's common stock as reported on the NASDAQ National Market on the date on which the repricing is effected. The ratio of cancelled options to Replacement Options is expected to be one-to-one.

     Regardless of which repricing method or combination thereof is ultimately selected by the Board of Directors, the Option Repricing is expected to be open to all of the Company's option holders approved by the Compensation Committee who are directors, officers or employees at the time the repricing is effected. At the time the repricing is effected, options held by consultants may be repriced in the discretion of the Board to the extent the Board determines that doing so would be in the best interests of the Company.

PURPOSES AND EFFECTS OF THE OPTION REPRICING

     The Company's compensation philosophy is to retain and motivate its employees and other service providers through appropriate levels of cash and equity compensation. Many of the Company's outstanding options have exercise prices that are significantly higher than the current market price of the Company's common stock. For that reason, the Board of Directors believes that these options are unlikely to be exercised in the near future and are not providing proper incentives for the Company's directors, officers, employees and other service providers. By consummating the Option Repricing, the Company intends to create better performance incentives for its directors, officers, employees and other service providers and to improve employee morale and provide a proper incentive to employees by realigning the Company's compensation programs to more closely reflect current market and economic conditions.

     On October 15, 2003, the closing sale price of the Company's common stock on the NASDAQ National Market was $3.00 per share, and options to purchase an aggregate of 4,333,880 shares of the Company's common stock were outstanding under the Company's existing stock incentive compensation plans, the vast majority of which options had exercise prices in excess of $3.00 per share.

     As a result of the circumstances described above and the volatility of the Company's stock price since its initial public offering in November 2002, many of the Company's directors, and employees hold options with exercise prices significantly higher than the current market price of the Company's common stock. These "out-of-the-money" options are no longer effective as incentives to motivate and retain these individuals. We believe the Option Repricing will provide an opportunity to inspire these persons to achieve future growth and success for the Company.

EFFECT ON STOCKHOLDERS

     The Option Repricing will likely have a dilutive effect on the percentage ownership of the Company held by existing stockholders. As of October 15, 2003, options to purchase an aggregate of 4,333,880 shares of the Company's common stock were outstanding under the Company's compensation plans. Of these options 2,280,533 are currently exercisable with a weighted average exercise price of $8.71. As of October 15, 2003, all outstanding options had an exercise price in excess of the trading price of the Company's common stock. If the Option Repricing is effected, options to purchase approximately 1.5 million shares of the Company's common stock will be outstanding with an exercise price equal to the trading price of the Company's common stock on the date such options are granted. Following the Option Repricing, it will be much more likely that a large number of these options will be exercised, which may result in substantial dilution to the Company's stockholders. In addition, the trading price of the Company's common stock may decline due to the potential dilutive effects of the Option Repricing.

  ACCOUNTING TREATMENT

     The Company currently complies with the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation". This statement establishes financial accounting and reporting standards for stock-based employee compensation plans. The provisions of SFAS 123 encourage entities to adopt a fair value based method of accounting for stock compensation plans; however, these provisions also permit the Company to continue to measure compensation costs under pre-existing accounting pronouncements. In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure." SFAS 148 amends SFAS 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. Pursuant to SFAS 123, the Company has elected to continue the accounting set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees" and to provide the necessary pro forma disclosures. However, provided that stockholders approve this proposal, the Company intends to adopt the fair value based method of accounting for stock-based employee compensation under SFAS 123 for these repriced options and all future grants.

     Should stockholders approve this proposal, and the Company does adopt the fair value based method of accounting for stock-based employee compensation under SFAS 123, then the Company will record a charge of approximately $0.6 million in 2004 to record the fair value of the repriced stock options. Going forward, the Company will record additional charges as the repriced options vest further, and as new options are granted.

  U.S. FEDERAL INCOME TAX CONSEQUENCES

     The exchange of Eligible Options should be treated as a non-taxable exchange, and no income should be recognized for U.S. federal income tax purposes by the Company or its option holders upon the grant of the Replacement Options.

  POTENTIAL MODIFICATION TO TERMS TO COMPLY WITH GOVERNMENTAL REQUIREMENTS

     If the Option Repricing is effected through the Option Exchange Method the term of the exchange offer would be described in an Offer to Exchange that would be filed with the SEC. Although the Company does not anticipate that the SEC would require it to modify the terms of the option exchange program materially, it is possible that the Company would need to alter the terms of the option exchange program to comply with any comments from the SEC.

  NO SOLICITATION OR OFFER TO SELL

     THIS PROXY STATEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR EXCHANGE, OR A SOLICITATION OF AN OFFER TO BUY OR EXCHANGE, ANY SECURITIES, NOR SHALL THERE BE ANY SALE OR EXCHANGE OF ANY SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, SALE OR EXCHANGE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

     The Board of Directors recommends a vote "FOR" approval of the repricing of certain issued and outstanding options to purchase common stock of the Company.

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

VIII. APPROVAL OF AN AMENDMENT TO THE COSI, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN TO EXTEND THE DURATION OF THE PLAN

GENERAL

     The Cosi, Inc. Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan") became effective on January 1, 1997. The purpose of the Stock Incentive Plan is to promote the Company's long-term growth and profitability by providing individuals with incentives to improve stockholder value and contribute to the Company's growth and financial success, and by enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. The Company considers awards pursuant to the Plan in light of its overall compensation philosophy and competitive conditions in the marketplace. The Plan is currently set to expire on December 31, 2003.

PROPOSED AMENDMENTS TO THE STOCK INCENTIVE PLAN

     On July 30, 2003, the Company's Board of Directors adopted an amendment to the Stock Incentive Plan subject to stockholder approval at the Company's Annual Meeting. The proposed amendment to the Stock Incentive Plan would amend Section
1.3 of the Stock Incentive Plan to extend the term of the Stock Incentive Plan for an additional three-year period commencing on January 1, 2004 and terminating on December 31, 2006.

     If the extension is not approved, the Company will not be able to make stock option grants under the Stock Incentive Plan after December 31, 2003. The Board believes that in order to attract, retain and reward qualified employees it is necessary for the Company to have the continued ability to grant stock options and equity based awards after December 31, 2003. The proposed amendment would extend the duration of the Stock Incentive Plan from seven to ten years, which the Board believes is a more typical duration for similar stock incentive plans. The number of shares reserved for issuance under the plan would not change and the duration of options outstanding or to be granted would not be affected. Subject to approval of the extension, the Company intends to continue to award options in order to attract and retain the services of qualified employees, agents and consultants and to provide additional incentive for such persons to exert maximum efforts for the success of the Company.

     Set forth below is the text of the revised Section 1.3, which contains the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

     The text of Section 1.3 of the Stock Incentive Plan shall be amended to read as follows:

          1.3. Effective Date and Duration of Plan. This Plan is effective for a ten-year period commencing on January 1, 1997, and ending on December 31, 2006, provided that any options which are granted under the Plan prior to the termination date shall continue to be exercisable in accordance with the terms of the option agreement after that date.

DESCRIPTION OF THE STOCK INCENTIVE PLAN

     Stockholders are encouraged to review the Stock Incentive Plan carefully. The summary of the material terms of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Exhibit E.

     The Stock Incentive Plan provides for the grant of (i) non-qualified stock options, (ii) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) stock appreciation rights ("SARs"). The Board of Directors has the discretionary authority to determine eligibility for participation in the Stock Incentive Plan.

     There are 8,900,000 shares authorized for issuance under the Stock Incentive Plan. As of October 15, 2003, 4,333,880 options (net of options that have expired or lapsed) to acquire shares of common stock have been granted and 4,566,120 shares of common stock remained available for the future grant of awards under the Stock Incentive Plan. On October 15, 2003, the last reported sale price of the Company's common stock on the NASDAQ National Market was $3.00.

     The Compensation Committee of the Board of Directors has full discretion to administer and interpret the Stock Incentive Plan. In so doing, the Compensation Committee has the authority to:

     - determine the eligible persons to whom, and the time or times at which, awards shall be granted;

     - determine the types of awards to be granted;

     - determine the number of shares to be covered by, or used for reference purposes, for each award;

     - impose terms, limitations, restrictions and conditions on any award as deemed appropriate;

     - accept the cancellation of outstanding stock options or SARs in return for the grant of new stock options or SARs for the same or different number and at the same or different option price;

     - substitute or assume options and SARs in connection with a merger, reorganization, or other "Corporate Transaction" as such term is defined in Section 424 of the Code;

     - elect to cancel any option or SAR granted under the Stock Incentive Plan; and

     - elect, at any time, to convert any option granted under the Stock Incentive Plan to a SAR.

     The option exercise price for non-qualified stock options shall be determined at the time of grant, provided, that the purchase price shall not be less than 85% of the fair market value on the date of grant. Options and SARs shall expire at the earliest of the following: (1) the date specified in the agreement or (2) with respect to any employee (a) upon the discharge of the grantee for dishonesty, gross negligence, willful misconduct, or conduct that adversely affects the interests of the Company (or any Parent or Subsidiary);
(b) twelve (12) months after the grantee's death or disability or (c) three (3) months after voluntary or involuntary termination of the grantee's employment for reasons other that other than those contemplated by (a) and (b) above.

     Options intended to qualify as incentive stock options under Section 422 of the Code must have an exercise price at least equal to fair market value on the date of grant. Incentive stock options may not be exercisable more than 10 years from the date the option is granted. If any of the Company's employees, or those of its subsidiaries, owns or is deemed to own at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of the Company's stock, the exercise price for the incentive stock options granted to that employee may not be less than 110% of the fair market value of the underlying shares on that date and the option may not be exercisable more than five years from the date the option is granted.

     The Board of Directors may amend the Stock Incentive Plan subject to the following limitations:

     - no amendment may be made that would cause stock options or SARs under the Stock Incentive Plan not to qualify for exemption under Section 16;

     - no amendment of the Stock Incentive Plan shall, without the written consent of the holder of a stock option or SAR awarded under the Stock Incentive Plan prior to the date of the amendment, adversely affect the rights of such holder with respect to such option or SAR (except to the extent necessary to comply with any applicable law, regulation, rule or order).

     In addition, the Board of Directors shall have the power to amend the Stock Incentive Plan in any manner deemed necessary or advisable for stock options or SARs granted under the Stock Incentive Plan to qualify for any exemption provided under Section 16 and any such amendment shall, to the extent deemed necessary or advisable by the Board of Directors, be applicable to any outstanding stock options previously granted under the Stock Incentive Plan.

     The Board of Directors may terminate the Stock Incentive Plan at any time. However, all awards made before the termination of the Stock Incentive Plan will remain in effect until they have been satisfied or terminated in accordance with the terms of the Stock Incentive Plan and those awards.

     The Stock Incentive Plan became effective on January 1, 1997 and will terminate upon the earlier of (i) the adoption of a resolution of the Company's Board of Directors to terminate the plan, or (ii) December 31, 2003. Because the Stock Incentive Plan is discretionary, benefits to be received by individual awardees are not determinable. The following table shows the number of options granted to the named individuals and groups under the Stock Incentive Plan during the fiscal year ending December 30, 2002.

                                                            NUMBER OF    NUMBER OF SHARES
INDIVIDUAL OR GROUP                                          OPTIONS    OF RESTRICTED STOCK
-------------------                                         ---------   -------------------
Andy Stenzler.............................................        --             --
Kenneth S. Betuker........................................        --             --
Nick Marsh................................................        --             --
David Orwasher............................................    78,573             --
James M. Riley, Jr........................................        --             --
All current executive officers as a group (13 persons)....         0             --
All employees (who are not executive officers) as a
  group...................................................   377,945             --

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

  NON-QUALIFIED STOCK OPTIONS ("NQSOS")

     The grant of an NQSO will not result in taxable income to the grantee or an income tax deduction to the Company. The holder of an NQSO generally recognizes ordinary compensation income at the time the NQSO is exercised in an amount equal to the excess of the fair market value of the shares of common stock acquired over the exercise price of the option. The Company is generally entitled to a corresponding deduction at that time for the amount of compensation income includible in the grantee's income. In the case of an employee exercising an NQSO, the amount of compensation income is subject to income tax withholding, and the Compensation Committee may require that an amount equal to the tax required to be withheld on exercise be remitted to the Company in addition to the option exercise price. The grantee's basis in the shares acquired upon exercise of an NQSO is equal to the sum of (i) the exercise price paid for the common stock, plus (ii) the amount included in the grantee's income upon exercise (this sum will generally be equal to the fair market value of the shares of common stock on the date of exercise of the NQSO). Any further gain (or loss) upon subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending upon the amount of time the shares were held following exercise.

  INCENTIVE STOCK OPTIONS ("ISOS")

     Neither the grant nor the exercise of an ISO will result in taxable income to the employee or a deduction to the Company. However, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price paid constitutes an item of adjustment that must be taken into account in determining the employee's alternative minimum taxable income.

     If the employee holds the shares acquired upon exercise of an ISO until the later of two years after grant of the ISO or one year after exercise, and if he or she has been an employee of the Company or a subsidiary at all times from the date of grant of the ISO until the date three-months before the date of exercise, then any gain (or loss) realized by the employee on a subsequent disposition of the shares will be long-term capital gain (or loss). However, if the employee disposes of the shares acquired upon exercise of an ISO during the two-year period following grant of the ISO or the one-year period following exercise, the employee is generally required to recognize, as ordinary income for the year in which the disposition occurred, the amount by which the fair market value of the shares on the date of exercise of the ISO exceeds the exercise price paid, and the Company will be entitled to a corresponding compensation deduction for such year. In the case of such a disposition, the employee's basis in the shares disposed of is equal to the sum of the exercise price paid and the amount includible in his or her income as compensation.

  STOCK APPRECIATION RIGHTS ("SARS")

     The grant of an SAR does not result in taxable income to the grantee or a deduction by the Company. Upon the exercise of an SAR, the grantee recognizes compensation income equal to the amount of cash, plus the fair market value of common stock or other property received, and the Company is entitled to a compensation deduction in a like amount.

  LIMITATIONS ON COMPANY DEDUCTIONS; PARACHUTE PAYMENTS

     Under Section 162(m) of the Code, the Company's deduction for certain payments of compensation to executive officers named in the "Summary Compensation Table" is subject to a $1,000,000 limitation. However, certain "performance based compensation," the material terms of which are disclosed to and approved by stockholders, is exempt from this limitation.

     In addition, under certain circumstances, payments of compensation (including the value of the acceleration of the exercisability of options or SARs) in connection with a "change in control" of the Company could be deemed to be "excess parachute payments" for purposes of Sections 280G and 4999 of the Code. To the extent that payments are so considered, the Company is denied a deduction for the amount of the "excess parachute payment," and the recipient is subject to a nondeductible 20% excise tax upon such amounts.

     The Board of Directors recommends a vote "FOR" approval of the Amendment to the Cosi, Inc. Amended and Restated Stock Incentive Plan.

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent certified public accountants, to be Cosi's independent auditors for the fiscal year ending December 29, 2003. Ernst & Young LLP also served as Cosi's independent certified public accountants for the fiscal years ended January 3, 2000, January 1, 2001, December 31, 2001, and December 30, 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from stockholders.

AUDIT AND NON-AUDIT FEES

     The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP in fiscal 2001 and 2002. Other than as set forth below, no professional services were rendered or fees billed by Ernst & Young LLP during fiscal 2001 or 2002.

                                                               2001       2002
                                                              -------   --------
Audit Fees(1)...............................................  $11,000   $834,200
Audit-Related Fees(2).......................................       --         --
Tax Fees(3).................................................       --     48,750
All Other Fees(4)...........................................       --         --
                                                              -------   --------
Total.......................................................  $11,000   $882,950
                                                              =======   ========

---------------

(1) Audit fees consist of professional services rendered for the audit of the Company's annual financial statements and the reviews of the quarterly financial statements. This category also includes fees for issuance of comfort letters, consents and assistance with and review of documents filed with the SEC. Audit fees paid in 2002 include fees for re-auditing fiscal years 2000 and 2001.

(2) Audit-related fees include fees related to assurance and related services.

(3) Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice related to those matters.

(4) No other services were performed by Ernst & Young LLP during 2001 or 2002.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the external auditors.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the meeting, and as far as is known by the Board, no matters are to be brought before the meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of Cosi's Annual Report, which incorporates its Form 10-K/A for the fiscal year ended December 30, 2002, including audited financial statements set forth therein, was sent to all stockholders of Cosi along with this Proxy Statement.

                            SOLICITATION OF PROXIES

     The proxy accompanying this Proxy Statement is solicited by the Cosi Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of Cosi, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. Cosi may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies will be paid by Cosi.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2004 Annual Meeting of Stockholders must submit such proposal to Cosi no later than July 3, 2004.

     In addition, Cosi's Amended and Restated By-laws have an advance notice procedure for stockholders to bring business before an Annual Meeting of Stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2004 Annual Meeting of Stockholders must deliver a written notice of the proposal, together with certain specified information relating to such stockholder's stock ownership and identity, to Cosi's Secretary not earlier than June 27, 2004 nor later than July 27, 2004. However, in the event that the Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding Annual Meeting of Stockholders, notice by the stockholder, in order to be timely, must be so received not later than the close of business on the tenth day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs.

                                          By order of the Board of Directors,

                                          /s/ William D. Forrest

                                          William D. Forrest
                                          Executive Chairman

Dated: October 31, 2003

                                                                       EXHIBIT A

                                   COSI, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of the Board of Directors of Cosi, Inc. (the "Corporation") to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors who are independent and experienced in accordance with the rules of the National Association of Securities Dealers ("NASD"). The Audit Committee shall be governed by a Charter approved by the Board of Directors.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board of Directors relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, the Audit Committee shall maintain free and open communications between the directors, the auditing firm engaged by the Corporation (the "outside auditors"), persons performing the internal audit function (the "internal auditors") and the financial management of the Corporation. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

RESPONSIBILITIES

     The Audit Committee's role is one of oversight. Management of the Corporation and the outside auditors have more detailed information about the Corporation as the result of their responsibilities in preparing the Corporation's financial statements and performing audits thereon. As such, the Audit Committee is not providing expert or special assurances as to the Corporation's financial statements or the outside auditor's professional review, but is responsible for providing oversight of these functions. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to assure the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with regulatory requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     - Meet at least quarterly, and more frequently as appropriate, and provide sufficient opportunity for the internal auditors and outside auditors to meet with the members of the Audit Committee without members of management present. The Audit Committee shall regularly make reports to the Board of Directors.

     - Review the Audit Committee Charter annually and recommend any changes to the Board of Directors for their approval.

     - Review the annual audited financial statements with management, including major issues, if any, regarding accounting principles.

     - Evaluate the performance and recommend to the Board of Directors the selection and, where appropriate, the replacement of the outside auditors, who shall be ultimately accountable to the Board of Directors and the Audit Committee.

     - Evaluate whether it is appropriate to adopt a policy of rotating outside auditors on a regular basis.

     - Review and discuss with the Corporation's outside auditors the written disclosures regarding the outside auditor's independence in accordance with Independence Standards Board Standard No. 1.

       Based upon this review and discussion, the Audit Committee will recommend to the Board of Directors any action appropriate to satisfy itself as to the independence of the outside auditor.

     - Meet with the outside auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion of each such audit, discuss with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including any comments or recommendations of the outside auditors, and including assurance that no matter has arisen with respect to Section 10A of the Securities Exchange Act of 1934.

     - Review with the outside auditors, the internal auditors and financial and accounting personnel: (i) significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements and (ii) the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     - Consider whether the provision of non-audit services is compatible with maintaining the outside auditor's independence, including, but not limited to, the nature and scope of the specific non-audit services to be performed and whether the audit process would require the outside auditor to review any advice rendered by the outside auditor in connection with the provision of non-audit services.

     - Approve the retention of the outside auditor for any non-audit service and the fee for such service.

     - Review and discuss with the outside auditor any transaction involving the Corporation and any related party and any transaction involving the Corporation and any other party in which the parties' relationship could enable the negotiation of terms on other than an independent, arms'-length basis.

     - Discuss with the outside auditor any item not reported as a contingent liability or loss in the Corporation's financial statements as a result of a determination that such item does not satisfy a materiality threshold. Review with the outside auditor the quantitative and qualitative analysis applied in connection with such assessment of materiality, including, without limitation, the consistency of such assessment with the requirements of SEC Staff Accounting Bulletin No 99.

     - Review the internal audit function of the Corporation, including the independence and authority of reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the outside auditors.

     - Receive prior to each meeting at which the subject is discussed, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     - Review annually with financial management and the Corporation's outside auditors, the Corporation's accounting policies in light of the Corporation's current operations, generally accepted accounting principles and Securities and Exchange Commission ("SEC") rules and regulations.

     - Ensure review of the Corporation's interim financial information by the Corporation's outside auditors in accordance with applicable generally accepted auditing standards prior to the inclusion of such information on SEC Form 10-Q.

     - Review with management and the outside auditors the Corporation's year-end audited financial statements to determine whether to recommend to the Board of Directors that the Corporation's audited financial statements shall be included in its SEC Form 10-K.

     - Prepare with assistance of management, the outside auditors and, where appropriate, legal counsel, the Audit Committee Report for inclusion in the Corporation's annual proxy statement in accordance with applicable SEC regulations.

     - Ensure compliance with the written confirmation required by NASD rules regarding the Audit Committee Charter and Audit Committee members.

     - Discuss periodically with management and the Corporation's legal counsel the Corporation's Code of Conduct and, as appropriate, the compliance of the Corporation's subsidiaries and employees with the Code of Conduct and applicable legal requirements.

     - Ensure that a copy of this charter is included in the Corporation's annual proxy statement at least once every three years.

                                                                       EXHIBIT B

                              INVESTMENT AGREEMENT

     This Investment Agreement (this "Agreement") is made and entered into as of August 5, 2003, among ZAM Holdings, L.P., a Delaware limited partnership ("ZAM Holdings"), Eric J. Gleacher, an individual ("Gleacher"), Charles G. Phillips, an individual ("Phillips"), LJCB Nominees Pty. Ltd., a limited company ("LJCB" and, collectively with ZAM Holdings, Gleacher and Phillips, the "Funding Parties") and Cosi, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH

     WHEREAS, the Funding Parties delivered funding letters, dated as of March 31, 2003 (the "Funding Letters"), to the Company pursuant to which they individually agreed, subject to certain conditions, to provide funding to the Company;

     WHEREAS, ZAM Holdings, Gleacher and Phillips (i) delivered a letter, dated August 5, 2003, pursuant to which such parties individually agreed, subject to certain conditions, to provide funding to the Company if the Funding Parties do not provide the funding contemplated by this Agreement ("Alternative Funding Letters") and (ii) have provided or will provide the Company with an aggregate of $1.5 million in funding pursuant to senior secured convertible notes (the "Bridge Notes");

     WHEREAS, the Funding Parties and the Company now desire to specify further the terms, conditions, rights and obligations of the Funding Parties and the Company with respect to any funding to be provided to the Company by the Funding Parties;

     WHEREAS, the Company intends to commence a rights offering ("Rights Offering") pursuant to which the Company would distribute, on a pro rata basis and at no charge, to the record holders of its common stock, par value $.01 per share ("Common Stock"), as of a date (the "Rights Offering Record Date") to be established by the Board of Directors of the Company (the "Board of Directors"), non-transferable subscription rights ("Subscription Rights") to subscribe for and purchase shares ("Rights Shares") of Common Stock;

     WHEREAS, each stockholder of record would receive one Subscription Right for each share of Common Stock held by such holder, and each Subscription Right would entitle the holder to purchase Rights Shares at a price per Rights Share equal to the lesser of (i) $1.50 per share and (ii) 85% of the weighted average price per share of the Company's Common Stock as reported on the NASDAQ National Market for the 15-trading-day period ending three business days prior to the expiration date of the Rights Offering (either (i) or (ii), as appropriately adjusted for any stock split, reverse stock split, combination, reorganization, recapitalization, stock dividend, stock distribution or similar event, the "Subscription Price") and on the other terms described in the draft registration statement on Form S-1 provided to the Funding Parties on August 4, 2003 (including, without limitation, such terms concerning the basic subscription privilege (the "Basic Subscription Privilege"), over-subscription privilege (the "Over-subscription Privilege") and aggregate offering cap (the "Aggregate Offering Cap") described therein;

     WHEREAS, the Board of Directors has determined that the Transaction Agreements (as defined in Section 4.1 below), each of the Rights Offering, Common Stock Investment and Debt Investment (each, as defined herein), and the transactions contemplated hereby and thereby, individually or aggregately in any combination, are advisable and in the best interests of the Company and its stockholders;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                    FUNDING

     SECTION 1.1 Form of Funding. Subject to the terms and conditions stated herein, each Funding Party agrees severally (and not jointly) to provide funding to the Company following consummation of the Rights Offering by, at the Funding Party's option, purchasing from the Company:

          (a) shares of Common Stock in a private placement at the Subscription Price (a "Common Stock Investment"); or

          (b) a senior secured convertible note of the Company substantially in the form of the senior secured convertible note attached as Exhibit A hereto (the "New Company Notes" and such a purchase, a "Debt Investment");

provided, that, subject to the terms and conditions stated herein, each Funding Party agrees that if the stockholders of the Company (not including the Funding Parties) collectively subscribe for a number of Rights Shares that, when multiplied by the Subscription Price, equals at least $2.0 million, then (i) each such Funding Party shall elect to provide all of its funding pursuant to
Section 1.1 in the form of a Common Stock Investment, and (ii) each such Funding Party (not including LJCB) or its affiliates shall elect to convert the entire amount of the outstanding principal of (A) the Prior Note (as hereinafter defined) plus any accrued and unpaid interest thereunder into shares of Common Stock of the Company pursuant to the terms of the letter agreement, dated as of March 31, 2003, by and among the Company, Gleacher, Phillips and Ziff Investors Partnership, L.P. II, provided, that, the Prior Note has been assigned to the Guarantors (as such term is defined in the Loan Agreement, dated as of March 31, 2003, by and between the Company, as Borrower, and First Republic Bank, as Lender) by First Republic Bank, and (B) the Bridge Notes plus any accrued and unpaid interest thereunder into shares of Common Stock of the Company.

     SECTION 1.2 Amount of Funding. The amount of funding to be provided to the Company by a Funding Party ("Funding") shall be (i) pursuant to Section 1.1, its Additional Funding Amount (as defined below) and (ii) at the Funding Party's option, any amounts funded pursuant to Section 1.2(b) below.

     (a) Pursuant to Section 1.1, the amount of funding to be provided by a Funding Party to the Company through a Common Stock Investment or Debt Investment shall be such that (i) in the event of a Common Stock Investment, the Funding Party purchases at the Subscription Price the number of shares of Common Stock such that the aggregate purchase price equals such Funding Party's Additional Funding Amount and (ii) in the event of a Debt Investment, the Funding Party purchases, for such Additional Funding Amount, a New Company Note with a principal amount equal to such Additional Funding Amount. A Funding Party's "Additional Funding Amount" shall equal the lesser of (A) and (B) below:

          (A) the product of (aa) a fraction, the numerator of which shall be
     (i) for ZAM Holdings, $5.0 million, (ii) for Gleacher, $2.0 million, (iii) for Phillips, $750,000 and (iv) for LJCB, $750,000, and the denominator of which shall be $8.5 million and (bb) the Dollar amount by which (if any) $7.5 million exceeds the amount subscribed for pursuant to the Rights Offering pursuant to Basic Subscription Privileges and Over-subscription Privileges and

          (B) an amount equal to:

             (1) for ZAM Holdings, $5.0 million, for Gleacher, $2.0 million, for Phillips, $750,000 and for LJCB, $750,000; reduced by

             (2) for each of ZAM Holdings, Gleacher and Phillips, the original principal amount of any Bridge Note issued by the Company for its or his benefit, whether the Bridge Note is outstanding or not, and all unpaid interest thereunder accrued to the date that is the earlier of (A) conversion in full of the Bridge Note and (B) the applicable closing of Funding, reduced by the amount of repayments of principal, if any, made by the Company under such Bridge Note, and further reduced by

             (3) the product of (A) whether the Prior Note is outstanding or not, the original principal of the Company's senior secured promissory note, dated as of March 31, 2003, for the benefit of First Republic Bank (such note for the benefit of First Republic Bank or any assignee in whole or in part thereof, a "Prior Note") and all unpaid interest thereunder accrued to the date that is the earlier of (x) conversion in full of the Prior Note and (y) the applicable closing of Funding, reduced by the amount of repayments of principal, if any, made by the Company under such Prior Note, and increased by the aggregate amount (other than payments of principal or interest on the Prior Note), if any, paid (or if not yet paid, payable) by the Funding Parties or their associated entities under a Continuing Guaranty of Payment and Performance ("Guaranty") entered into by a Funding Party or its associated entity for the benefit of First Republic Bank in connection with the Prior Note and (B) the quotient equal to (aa) for Gleacher, 757,604 divided by 3,000,000, (bb) for Phillips, 303,915 divided by 3,000,000 and (cc) for ZAM Holdings, 1,938,481 divided by 3,000,000;
        provided, that LJCB shall not be entitled to any reduction provided by this clause (3); and provided further, that adjustments shall be made in the event that the Prior Note is subdivided to equitably apportion the amounts referred to in this clause (3) among the other three Funding Parties. Notwithstanding the foregoing, there shall be no reduction pursuant to this clause (3) to the extent that (I) the Prior Note is held by First Republic Bank through the date of the closing of the applicable Funding, (II) no Funding Party has exercised its rights to cause the assignment of such Prior Note, (III) the mandatory assignment provision applicable with respect to such Prior Note has not become effective, (IV) neither First Republic Bank nor any direct or indirect assignee of any of its rights under the Prior Note or with respect to the indebtedness reflected in connection therewith has demanded payment pursuant to the Guaranty and (V) there has not occurred any event of default or breach by the Company under the agreements or instruments entered into in connection with such indebtedness (including, without limitation, the Prior Note).

     (b) Notwithstanding anything to the contrary contained herein, the Company shall provide each Funding Party with the option to maintain, at such Funding Party's option, such Funding Party's ownership in the Company (including, for purposes of determining the Funding Party's existing ownership, the outstanding warrants held by the Funding Parties) relative to that of each other stockholder of the Company, including, without limitation, by reducing, at such Funding Party's option, the Over-subscription Privilege that may be exercised by any such other stockholder and the Aggregate Offering Cap.

     SECTION 1.3 Effect of Prior Agreements. The provisions of this Agreement supersede any rights and obligations of the Funding Parties described in the Funding Letters or the Rights Offering Term Sheet attached to the Funding Letters (the "Rights Offering Term Sheet"), and such rights and obligations shall be deemed terminated and of no further force or effect.

     SECTION 1.4 Notification of Funding; Further Assurances. Subject to the proviso of Section 1.1, a Funding Party shall make an election as to the form of Funding by providing written notice to the Company within five (5) business days following written notice from the Company of the expiration or abandonment of the Rights Offering indicating (i) its elected form of Funding and (ii) the date on which such Funding is to be made, such date to be no more than five (5) business days following the date on which such written notice was provided by the Funding Party. Subject to the terms and conditions of this Agreement, the Company and such Funding Party shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Laws (as defined in Section 4.5) or as the other party may reasonably request to effect the consummation of any Funding, including, without limitation, the execution, acknowledgment and delivery of a purchase agreement, security agreement, note and other appropriate instruments, documents, agreements and certificates to give effect to a Funding, in each case, including representations and warranties, covenants, conditions, termination provisions and indemnification provisions as are reasonable and customary.

                                   ARTICLE II

                              THE RIGHTS OFFERING

     SECTION 2.1  Rights Offering Procedures.

     (a) The registration statement covering the issuance of the Subscription Rights, Rights Shares and rights underlying the Rights Shares pursuant to the Company's rights plan (including each amendment and supplement thereto, the "Registration Statement"), and each request for acceleration of effectiveness thereof, will be provided to each Funding Party and its counsel prior to its filing with or other submission to the United States Securities and Exchange Commission ("SEC"). Each Funding Party and its counsel will be given a reasonable opportunity to review and comment upon the Registration Statement in each instance before it is filed with the SEC. In addition, the Company will provide each Funding Party and its counsel with any written comments or other written communications that the Company or its counsel receives from time to time from the SEC or its staff with respect to the Registration Statement promptly after the receipt of such comments or other communications.

     (b) In the Rights Offering, the Company will distribute, on a pro rata basis and at no charge, Subscription Rights to each holder of record of Common Stock as of the Rights Offering Record Date. Each stockholder of record will receive one Subscription Right for each share of Common Stock held by such holder as of the Rights Offering Record Date. Each Subscription Right will entitle the holder to purchase, at the election of the holder thereof, Rights Shares, on or prior to the Expiration Date, at the Subscription Price, subject to the Aggregate Offering Cap.

     SECTION 2.2 No Exercise of Subscription Privileges. Each Funding Party agrees not to exercise its Basic Subscription Privilege or Over-subscription Privilege in the Rights Offering.

                                  ARTICLE III

                              THE DEBT INVESTMENT

     SECTION 3.1 Form of Note. In exchange for any Funding received pursuant to a Debt Investment, the Company shall issue to the appropriate Funding Party a New Company Note substantially in the form as attached hereto as Exhibit A. The New Company Notes issued in connection with such a Funding shall be exempt from
Section 4(xi)(6) of the Bridge Notes.

     SECTION 3.2 Security Agreement. The Company's obligations under a New Company Note shall be secured pursuant to the terms of the New Company Note (including, without limitation, pursuant to Section 1(b) of such New Company
Note) and pursuant to a security agreement ("Security Agreement") to be entered into, prior to the consummation of the Debt Investment, between the Company and the relevant Funding Party substantially in the form as attached hereto as Exhibit B.

                                   ARTICLE IV

                         REPRESENTATIONS OF THE COMPANY

     The Company represents, warrants and covenants to each of the Funding Parties as follows:

     SECTION 4.1 Organization. Each of the Company and its subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has all corporate power and authority to own, lease and operate its property and to carry on its business as now being conducted or as its business is contemplated to be conducted and to consummate the transactions contemplated by this Agreement and the Supplemental Registration Rights Agreement attached as Exhibit C hereto (the "Supplemental Registration Rights Agreement" and, collectively with this Agreement, the New Company Notes and the Security Agreement, the "Transaction Agreements") and (c) is duly qualified or licensed to do business and is in good standing as a foreign corporation under the laws of each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification or license necessary, except where the failure to be so qualified or licensed (i) would not reasonably be expected to either prevent or delay its ability to perform its obligations under the Transaction Agreements and (ii) could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (as defined in Section 4.8(b)).

     SECTION 4.2 Due Authorization. The Company has all requisite corporate power and authority to enter into, execute and deliver the Transaction Agreements and to perform its respective obligations hereunder and thereunder, and, except for receipt of the Stockholder Approval (as defined in Section 7.4), has taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of the Transaction Agreements.

     SECTION 4.3 Due Execution; Enforceability. This Agreement has been and the other Transaction Agreements when executed by the Company will be duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     SECTION 4.4 Consents. Other than (i) the Stockholder Approval, (ii) pursuant to the Company's Amended and Restated Registration Agreement, dated as of March 30, 1999 (the "Registration Agreement"), (iii) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder (the "Exchange Act") and (iv) compliance with the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder (the "Securities Act"), neither the execution, delivery or performance of the Transaction Agreements by the Company, nor the consummation by the Company of its respective obligations and the transactions contemplated by the Transaction Agreements, requires any consent or approval of, authorization by, exemption from, filing or registration with, or notice to any Governmental Entity (as defined in Section 9.5) or other person except where the failure to obtain such consent, approval, authorization or exemption or to make such filing or registration or to provide such notice (a) would not reasonably be expected to either prevent or delay the Company's ability to perform its obligations under the Transaction Agreements and (b) could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     SECTION 4.5 No Conflicts. The execution, delivery and performance of the Transaction Agreements does not, and the consummation of the transactions contemplated hereby and thereby will not, (a) conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, (b) except for the Registration Agreement, conflict with, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under or conflict with (or give rise to any right of termination, amendment, cancellation or acceleration of any right or obligation or loss of any benefit under) any of the terms, conditions or provisions of any note, bond, mortgage, license, indenture, lease, contract or other agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound or affected, (c) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ruling, ordinance, rule or regulation (including, without limitation, federal and state securities laws and regulations) (collectively, "Laws") applicable to the Company or any of its subsidiaries or by which any of their properties or assets are bound or affected or (d) except as contemplated by the Security Agreement, result in the creation or imposition of any Encumbrance (as defined in Section 9.5) against any of the properties or assets of the Company or any of its subsidiaries, except in the case of clauses (b) or
(c) above, where such conflicts or violations could neither prevent or delay the Company's ability to consummate the transactions contemplated by the Transaction Agreements nor reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     SECTION 4.6 SEC Filings. Except as disclosed in the Company SEC Reports (as defined below) and in the registration statements filed by the Company with the SEC, the Company has filed all reports and registration statements required to be filed by it with the SEC. As of its filing date, and giving effect to any amendments thereof, each report filed by the Company with the SEC (collectively, the "Company SEC Reports") and each registration statement filed by the Company with the SEC complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be. As of its filing date, and giving effect to any amendments thereof, each Company SEC Report filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company's draft registration statement on Form S-1 provided to the Funding Parties on August 4, 2003, and the Company's registration statement on Form S-1 filed with the SEC in connection with the Rights Offering, as amended or supplemented, if applicable (as of the date of such registration statement and when any amendment becomes effective) complies and will comply as to form in all material respects with the applicable requirements of the Securities Act and does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.7 Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports and each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the registration statements filed by the Company with the SEC (collectively, "Financial Statements") complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, had been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited financial statements contained therein (the "Interim Financial Statements"), as permitted by Form 10-Q or the Exchange Act regulations promulgated by the SEC), and each fairly presented the consolidated financial position of the Company and its consolidated subsidiaries in all material respects as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated in accordance with GAAP (subject, in the case of the Interim Financial Statements, to normal audit adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     SECTION 4.8 Absence of Certain Changes. Since December 30, 2002, except as disclosed in the Company SEC Reports prior to the date of this Agreement and the draft Preliminary Proxy Statement provided to the Funding Parties on August 4, 2003, the Company and its subsidiaries have conducted their businesses in the ordinary course, in a manner consistent with past practice, and there has not been any event, occurrence or development of a state of circumstances or facts which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect or could prevent or delay the Company's ability to consummate the transactions contemplated by the Transaction Agreements. For purposes of this Agreement, a "Material Adverse Effect" means any fact, event, change, circumstance, condition or effect which is or could reasonably be expected to be materially adverse to the business, condition (financial or otherwise), results of operations, prospects, properties, assets or liabilities of the Company and its subsidiaries, taken as a whole.

     SECTION 4.9 Litigation. Except as set forth in the Company's Annual Report on Form 10-K/A filed on April 1, 2003 or the Company's Quarterly Report on Form 10-Q filed on May 9, 2003, there is no judgment, ruling, decree, injunction, rule or order of any Governmental Entity, arbitrator or other person outstanding against the Company or any of its subsidiaries. Since December 30, 2002, except as set forth in the Company's Annual Report on Form 10-K/A filed on April 1, 2003, or the Company's Quarterly Report on Form 10-Q filed on May 9, 2003, and the draft Preliminary Proxy Statement provided to the Funding Parties on August 4, 2003, there have been no claims, actions, suits, proceedings or investigations, or any amendment of any prior claim, action, suit, proceeding or investigation, initiated against or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries (or any of their respective properties or assets) at law or in equity or before or by any Governmental Entity, arbitrator or other person which (a) in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by the Transaction Agreements or (b) if resolved adversely to the Company or a subsidiary could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     SECTION 4.10 No Preemptive Rights. No preemptive rights, participation rights, rights of first offer or first refusal, tag-along or drag-along rights or similar rights (collectively, "Preemptive Rights") will apply or become applicable in connection with or as a result of the transactions contemplated by the Transaction Agreements.

     SECTION 4.11 Due Issuance and Authorization of Securities. All of the outstanding shares of capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and non-assessable. No securities of the Company are subject to Preemptive Rights or other similar rights of any or all of the stockholders of the Company. Subject to the Stockholder Approval (but only with respect to the issuance of any shares of Common Stock), the securities issued and delivered to the Funding Party pursuant to any Funding ("Issued Securities") and any shares of Common Stock issuable upon conversion, exchange or exercise of any Issued Securities will be, upon issuance, duly authorized, validly issued, fully paid and non-assessable, and will vest in the Funding Party legal and valid title to such securities, free and clear of all Encumbrances and will not be subject to Preemptive Rights or other similar rights of any or all of the stockholders of the Company. The New Company Notes will contain substantially the terms set forth in the form of senior secured convertible note attached hereto as Exhibit A.

                                   ARTICLE V

                     REPRESENTATIONS OF THE FUNDING PARTIES

     Each of the Funding Parties, as to itself, severally and not jointly, represents to the Company as follows:

     SECTION 5.1 Organization. The Funding Party (a) if not an individual, is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation and (b) has all corporate, partnership or other similar power and authority to consummate the transactions contemplated by the Transaction Agreements.

     SECTION 5.2 Due Authorization. The Funding Party has all requisite corporate, partnership or other similar power (if not an individual) and authority to enter into, execute and deliver the Transaction Agreements and to perform its obligations hereunder and thereunder and has taken all necessary corporate, partnership or other similar action required for the due authorization, execution, delivery and performance by it of the Transaction Agreements.

     SECTION 5.3 Due Execution; Enforceability. This Agreement has been duly and validy executed and delivered by the Funding Party and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principals of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     SECTION 5.4 Accredited Investor. The Funding Party is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

     SECTION 5.5 Consents. Other than compliance with any applicable requirements of the Exchange Act and compliance with the Securities Act, neither the execution, delivery or performance of the Transaction Agreements by the Funding Party, nor the consummation by the Funding Party of its respective obligations and the transactions contemplated by the Transaction Agreements, requires any material consent or approval of, authorization by, exemption from, filing or registration with, or notice to any Governmental Entity or other person except where the failure to obtain such consent, approval, authorization or exemption or to make such filing or registration or to provide such notice would not reasonably be expected to prevent or delay the Funding Party's ability to perform its obligations under the Transaction Agreements.

     SECTION 5.6 No Conflicts. The execution, delivery and performance of the Transaction Agreements does not, and the consummation of the transactions contemplated hereby and thereby will not, (a) if such Funding Party is not an individual, conflict with, or result in any violation or breach of any provision of the organizational documents of such Funding Party, (b) conflict with, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under or conflict with (or give rise to any right of termination, amendment, cancellation or acceleration of any right or obligation or loss of any benefit under) any of the terms, conditions or provisions of any material note, bond, mortgage, license, indenture, lease, contract or other agreement, instrument or obligation to which the Funding Party is a party or by which it or any of its properties or assets may be bound or affected or (c) conflict with or violate any material Laws applicable to the Funding Party or by which any of its properties or assets are bound or affected, except in the case of clauses (b) or (c) above, where such conflicts or violations could not prevent or delay the Funding Party's ability to consummate the transactions contemplated by the Transaction Agreements.

                                   ARTICLE VI

                              ADDITIONAL COVENANTS

     Each of the Funding Parties, severally and not jointly, and the Company agree that:

     SECTION 6.1 Stockholders Meeting. The Company shall, as promptly as practicable, duly call, give notice of, convene and hold a meeting of its stockholders in accordance with applicable Law and its organizational documents for the purpose of obtaining the Stockholder Approval.

     SECTION 6.2 The Rights Offering. The Company, consistent with the Board of Directors' fiduciary duties, shall use its reasonable best efforts to obtain the Stockholder Approval and consummate the Rights Offering in accordance with applicable Law.

     SECTION 6.3 Listing Obligation. As long as the Company has securities listed on NASDAQ or any other stock exchange, the Company will take all reasonable steps necessary, and pay all reasonable fees required, to list all of the shares of Common Stock issued (or issuable upon conversion, exchange or exercise of other Issued Securities issued) in connection with the Funding and the Rights Shares on NASDAQ or such other stock exchanges in the United States of America on which the Common Stock then is listed. Following the initial listing of such shares, the Company, consistent with the Board of Directors' fiduciary duties, will use its commercially reasonable best efforts to maintain the listing of such shares whenever the Common Stock is listed on any such exchange.

     SECTION 6.4 Reservation of Common Shares. The Board of Directors shall reserve for issuance 17,000,000 shares of Common Stock for the purpose of issuing the shares of Common Stock upon conversion, exchange or exercise of any Issued Securities issued in connection with the Funding and on the conversion of the Prior Note and the Bridge Notes and shall not engage in any recapitalization or other restructuring that shall increase the number of shares so issuable pursuant to the terms of the Issued Securities and on the conversion of the Prior Note and the Bridge Notes. The Company shall use its best efforts to obtain stockholder approval and all other necessary approvals for the authorization of additional shares of Common Stock in the event that shares of Common Stock in excess of the number of shares reserved pursuant to the preceding sentence are issuable upon conversion, exchange or exercise of any Issued Securities issued in connection with the Funding and on the conversion of the Prior Note and the Bridge Notes.

     SECTION 6.5 Commercially Reasonable Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, the Funding Parties and the Company will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Laws or as the other parties may reasonably request for the implementation of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby. From time to time after the date of this Agreement, the parties hereto shall execute, acknowledge and deliver to the other parties such other instruments, documents, and certificates and will take such other actions as the other parties may reasonably request in order to consummate the transactions contemplated by this Agreement.

     SECTION 6.6 Public Announcements. The parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Transaction Agreements or the transactions contemplated hereby or thereby and shall not issue any such press release or make any such public statement without the prior consent of the other parties (which consent shall not be unreasonably withheld or delayed), except as may be required by Law or any listing rules of, or listing agreement or arrangement with, a national securities exchange to which the Company is a party.

     SECTION 6.7 Notification of Certain Matters. The Company shall give notice to each Funding Party promptly after becoming aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which has caused or would be reasonably likely to cause (a) any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate, (b) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied, (c) any condition set forth in Article VII to be unsatisfied or (d) a Funding Party to have the right to terminate this Agreement under
Article VIII hereof; provided, however, that the delivery of any notice pursuant to this Section 6.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                  ARTICLE VII

                CONDITIONS TO THE OBLIGATIONS OF A FUNDING PARTY

     The obligations of each Funding Party are subject to the fulfillment to its satisfaction, prior to the closing of any Funding (a "Closing"), of the following conditions:

     SECTION 7.1 Compliance. The representations and warranties of the Company in this Agreement shall be true and correct as of the date of this Agreement and at and as of the date of the applicable Closing (with the same effect as though made as of such Closing), and the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement required to be performed or complied with by it prior to the applicable Closing. The Company shall have delivered to the Funding Party:

          (a) an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 7.1, 7.4, 7.5 and 7.6 have been fulfilled;

          (b) certified copies of resolutions and other corporate proceedings, in form and substance reasonably satisfactory to such Funding Party, authorizing the execution, delivery and performance of the Transaction Agreements and the transactions contemplated hereby and thereby, including, without limitation, the issuance and delivery of any Issued Securities, and certifying any director and/or stockholder resolutions or approval to have been obtained; and

          (c) a certified schedule of all material agreements, arrangements, contracts, understandings and commitments to which the Company is a party or by or to which it or its assets or properties are bound or subject ("Material Contracts").

     SECTION 7.2 Funding Permitted by Applicable Law, Etc. On the date of the Closing, the Funding and the issuance of any securities pursuant thereto shall be permitted by the Laws of each jurisdiction to which the Company and the Funding Party are subject and no action, suit, proceeding, statute, rule, regulation, order, decree, judgment, injunction, restraining order or investigation by or before any Governmental Entity or other person shall have been enacted, issued, enforced, commenced or threatened which has the effect of restraining, prohibiting or invalidating or otherwise interfering with the transactions contemplated by the Transaction Agreements.

     SECTION 7.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Transaction Agreements and all documents, agreements, instruments and certificates (including, without limitation, those described in the second sentence of Section 1.4) incident to such transactions shall be reasonably satisfactory to such Funding Party and its counsel, and such Funding Party and its counsel shall have received all such counterpart originals or certified or other copies of such documents, agreements, instruments and certificates as it or they may reasonably request.

     SECTION 7.4 Required Consents. The Company shall have obtained all consents, authorizations and approvals necessary or reasonably requested by the Funding Party in connection with the transactions contemplated by the Transaction Agreements, including, without limitation, (i) the Stockholder Approval, (ii) the consent of the Initiating Holders (as such term is defined in the Registration Agreement) pursuant to the Registration Agreement, and (iii) the approval of the Board of Directors pursuant to applicable Laws, the Company's organizational documents or otherwise (including, where appropriate, the approval of disinterested directors or a special committee thereof) and including resolutions exempting the applicability of Section 203 of the Delaware General Corporation Law, none of which have been revoked, and in each case, the Company shall have provided evidence of the foregoing in form and substance reasonably satisfactory to the Funding Party. For purposes of this Agreement, the "Stockholder Approval" means the approval of the stockholders of the Company with respect to (and, in each case, including the direct or indirect potential issuance of shares of Common Stock pursuant to) (i) the conversion feature of the Prior Note, (ii) the conversion feature of the Bridge Notes, (iii) the consummation and terms of the Rights Offering and (iv) the rights and obligations of the Company and the Funding Parties pursuant to this Agreement (including, without limitation, with respect to the potential Debt Funding).

     SECTION 7.5 Execution of Supplemental Registration Rights Agreement. The Company and the requisite stockholders needed to effect the Supplemental Registration Rights Agreement shall have executed, delivered to the Funding Party and not withdrawn from the Supplemental Registration Rights Agreement, and such Supplemental Registration Rights Agreement shall remain in full force and effect.

     SECTION 7.6 NASDAQ Listing. All shares of Common Stock issued (or issuable upon conversion, exchange or exercise of other Issued Securities issued) in connection with the Funding shall have been approved for quotation on NASDAQ, subject to official notice of issuance.

     SECTION 7.7 Opinion. The Funding Party shall have received a favorable opinion, in form and substance reasonably acceptable to such Funding Party and its legal counsel, from Cadwalader, Wickersham & Taft LLP, counsel to the Company, dated the date of Closing, with respect to: (A) the Company's corporate existence, power, authority and good standing; (B) the due authorization, execution and delivery of this Agreement and each of the Transaction Agreements and the due authorization of the issuance of the securities contemplated hereby;
(C) the validity and enforceability of the Transaction Agreements; (D) the Transaction Agreements (i) do not violate the charter or bylaws of the Company,
(ii) do not violate or breach any Material Contract, (iii) do not violate any applicable Laws or any judgment, order or decree known to such counsel which is applicable to the Company or any subsidiary; (E) the due authorization of the securities issuable in connection with any Funding and upon conversion of the New Company Note, and upon issuance thereof that such securities will be validly issued, fully paid and nonassessable; (F) to such counsel's knowledge, no threatened or pending legal or governmental investigations, actions, suits or proceedings against or affecting the Company or any subsidiary relating to this Agreement or the Transaction Agreements or which would adversely affect the ability of the Company to perform its obligations hereunder or thereunder and
(G) no licenses, permits, certificates, consents, orders, approvals or other authorizations from governmental authorities (collectively, "Governmental Approvals") required to be obtained by the Company for the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Agreements.

                                  ARTICLE VIII

                                  TERMINATION

     SECTION 8.1 Termination Events. This Agreement may be terminated, before or after the Closing of any Funding, by a Funding Party (provided, that such termination will be effective with respect to the Company and such terminating Funding Party, but not with respect to the Company and any other Funding Party that has not terminated this Agreement):

          (a) at any time after December 1, 2003 (the "Termination Date"); provided, that such Termination Date shall be extended to December 31, 2003 if (i) the Company has obtained the Stockholder

     Approval prior to December 1, 2003 and (ii) the Company has waived its rights under the Alternative Funding Letters;

          (b) if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling (which order, decree or ruling the parties shall use their reasonable best efforts to have lifted) or taken other action permanently restraining or enjoining or otherwise prohibiting any of the transactions contemplated by the Transaction Agreements, and such order, decree, ruling or other action shall have become final and non-appealable;

          (c) upon breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that any condition set forth in Section 7.1 can not be satisfied on or before the Termination Date;

          (d) if there shall have been a (i) Material Adverse Effect or (ii) failure by the Company to obtain the Stockholder Approval at the first meeting of stockholders held after the date of this Agreement;

          (e) if the Company shall have (i) changed its jurisdiction of incorporation; (ii) succeeded to all or any substantial part of the liabilities of any other entity; (iii) directly or indirectly consolidated with or merged into any other person or permitted any other person to consolidate with or merge into it or engaged in any other corporate reorganization; (iv) sold, leased, conveyed, abandoned or otherwise disposed of all or substantially all or any substantial part of its assets in one transaction or a series of transactions; (v) engaged in a transaction or series of transactions (other than the Rights Offering, a Common Stock Investment or a Debt Investment) in which more than twenty percent (20%) of the voting power of the Company directly or indirectly may be issued, transferred or disposed of (including by exercise, exchange or conversion of derivative securities) to a person other than a Funding Party; (vi) incurred, assumed or guaranteed any indebtedness for borrowed money or incurred Encumbrances (other than pursuant to the Prior Note, Bridge Notes or any New Company Notes) in excess of $3 million; (vii) taken any action to effect or allow the dissolution, winding up or liquidation of the Company or the insolvency of, or the appointment of an assignee for the benefit of creditors of, or of a receiver for, the Company; (viii) filed a petition in bankruptcy or allowed such a petition to be filed against the Company or (ix) agreed or committed to do any of the foregoing; or

          (f) if First Republic Bank or any direct or indirect assignee of any of its rights under the Prior Note or with respect to the indebtedness reflected in connection therewith has demanded payment pursuant to the Guaranty or if there has occurred any event of default or breach by the Company under the agreements or instruments entered into in connection with such indebtedness (including, without limitation, the Prior Note) or if there has occurred any event of default or breach by the Company under the agreements or instruments entered into in connection with the Bridge Notes.

     SECTION 8.2 Result of Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by any or all of the parties pursuant to Section 8.1, written notice thereof shall forthwith be given to the other party or parties hereto and, with respect to the terminating Funding Party and the Company, this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein, this Agreement, the applicable Funding Letter and the Rights Offering Term Sheet shall become void and of no effect with respect to the terminating Funding Party and the Company with no liability on the part of either such party hereto or thereto, provided, that the covenants and agreements set forth in this
Section 8.2 and in Article IX shall survive the termination hereof and that no such termination shall relieve any party from any liability or damages resulting from any willful breach by that party of this Agreement and the obligations of the Funding Parties to First Republic Bank with respect to the Prior Note shall continue.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1 Notices. Any notices and other communications given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with physical delivery of the communication being made by one of the other means specified in this Section 9.1 as promptly as practicable thereafter).

     Notices are to be addressed as follows:

     (a) If to ZAM Holdings, to:

       ZAM Holdings, L.P. c/o Ziff Brothers Investments, L.L.C.
       153 E. 53rd Street
       New York, New York 10022
       Attention: Frederick H. Fogel, Esq.
       Telecopy No.: (212) 292-6538

       with a copy (which shall not constitute notice) to:

       Skadden, Arps, Slate, Meagher & Flom LLP
       Four Times Square
       New York, NY 10036
       Attention: Diana M. Lopo, Esq.
       Telecopy No.: (212) 735-2000

     (b) If to Gleacher, to:

        Eric Gleacher
        Gleacher Partners LLC
        660 Madison Avenue
        19th Floor
        New York, NY 10021
        Telecopy No.: (212) 843-3828

     (c) If to Phillips, to:

       Charles G. Phillips
       775 Park Avenue
       New York, NY 10021
       Telecopy No.: (212) 249-7855

     (d) If to LJCB, to:

        LJCB Nominees Pty Ltd.
        161 Collins Street
        Melbourne, Australia 3000
        Attention: President
        Telecopy No.: +61 414-814524

     (e) If to the Company, to:

       Cosi, Inc.
       Attn: William D. Forrest
       242 West 36th Street,
       11th Floor
       New York, NY 10018
       Telecopy No.: (212) 739-7334
         with a copy (which shall not constitute notice) to:

         William P. Mills, III, Esq.
         Cadwalader, Wickersham & Taft LLP
         100 Maiden Lane
         New York, New York 10038
         Telecopy No.: (212) 504-6666

or to such other respective addresses as any of the parties hereto shall designate to the other by like notice, provided that notice of a change of address shall be effective only upon receipt thereof. All such notices and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     SECTION 9.2 Entire Agreement; Waivers and Amendments. This Agreement contains the entire agreement and understanding between the Company, on the one hand, and each Funding Party, on the other hand, with respect to the funding and related transactions contemplated herein and supersede all prior written or oral agreements, statements, representations, and understandings with respect thereto. With respect to the Company and any Funding Party, this Agreement may only be amended or modified, and the terms hereof may only be waived, by a writing signed by both such parties or, in the case of a waiver, by the party entitled to the benefit of the terms being waived. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver on the part of any party of, or failure to insist upon, strict compliance with any obligation, covenant, agreement or condition shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with any obligation, covenant, agreement or condition. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

     SECTION 9.3  Assignments; Binding Effect.

     (a) Neither this Agreement nor any rights, interests or obligations hereunder may be assigned, delegated or otherwise transferred by the Company, in whole or in part, without the prior written consent of the other parties hereto, and any attempted assignment, delegation or transfer without such consent shall be void and of no effect. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned, delegated or otherwise transferred by any Funding Party, in whole or in part, without the prior written consent of the Company, and any attempted assignment, delegation or transfer without such consent shall be void and of no effect.

     (b) This Agreement shall be binding upon and inure to the benefit of the Funding Parties and their respective heirs, legal representatives, successors and permitted assigns. This Agreement shall be binding upon and inure to the benefit of the Company. With respect to any Funding Party, this Agreement shall not inure to the benefit of the heirs, legal representatives, successors or assigns of the Company without the prior written consent of such Funding Party.

     SECTION 9.4 No Third Party Beneficiaries. This Agreement is for the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder, except as otherwise provided in Section 9.10.

     SECTION 9.5 Interpretation. This Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes. As used in this Agreement, the term:

          (a) "person" shall mean and include a natural person, a partnership, a joint venture, a corporation, a limited liability company, an association, a company, a trust, any other entity, an unincorporated organization and a government or any department, political subdivision or agency thereof;

          (b) "business day" shall mean a day which in the State of New York is neither a legal holiday nor a day on which banking institutions are required or authorized by Law or regulation to close;

          (c) "subsidiary" of any person shall mean any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity;

          (d) "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act;

          (e) "Governmental Entity" means any United States (Federal, state or local) or foreign government, or governmental, regulatory, judicial or administrative authority, agency or commission;

          (f) "Encumbrance" means any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever; and

          (g) "Dollars" and "$" mean dollars in lawful currency of the United States of America.

     SECTION 9.6  Governing Law; Jurisdiction; Specific Performance.

     (a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     (b) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of (i) the United States District Court for the Southern District of New York and, if such court lacks jurisdiction, (ii) the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto hereby agrees (A) to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County, and (B) that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section. The parties hereto hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (1) the Supreme Court of the State of New York, New York County, or (2) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 9.7 Captions. The headings in this Agreement are inserted for convenience of reference only, and shall not affect the interpretation of this Agreement.

     SECTION 9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

     SECTION 9.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in force and effect and shall in no way be affected, impaired or invalidated so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

     SECTION 9.10 Indemnification. (a) The Company will indemnify, save and hold harmless each Funding Party, and all of its respective directors, officers, stockholders, employees, partners, members, managers, representatives, affiliates, attorneys and agents and all of its respective heirs, successors, legal administrators and permitted assigns (collectively, the "Indemnitees") from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred by any or all of the Indemnitees in connection with any investigation, litigation or proceeding relating to or arising from the execution, delivery and performance by the Company of the Transaction Agreements, the Rights Offering, any Funding and any other transactions related hereto or thereto (including, without limitation, the Company's use of the Collateral, as defined in the New Company Notes), and the consummation of all such transactions, except to the extent of any willful misconduct or gross negligence of the Indemnitees. This indemnification provision will be in addition to the rights of each and all of the Indemnitees to bring an action against the Company for breach of any term of this Agreement or any other Transaction Agreement. The Company acknowledges and agrees that each and all of the Indemnitees shall be treated as third party beneficiaries with rights to bring an action against the Company under this Section 9.10.

     (b) A Funding Party shall give the Company prompt notice of any third-party claim that may give rise to any indemnification obligation under this Section 9.10, together with the estimated amount of such claim, and the Company shall have the right through counsel of the Company's own choosing by so notifying the Funding Party within (30) days of the first receipt by the Company of such notice from the Funding party; provided, however, that any such counsel shall be reasonably satisfactory to the Funding Party. Failure to give such notice shall not affect the indemnification obligations hereunder in the absence of actual and material prejudice. From and after the date the Company notifies the Funding Party of its assumption of the defense of a third-party claim, the Company will not be liable for any fees or expenses of separate counsel incurred by a Funding Party; provided that (i) if, under applicable standards of professional conduct, a conflict with respect to any significant issue between any Indemnitee and the Company would reasonably be expected to exist in respect of such third-party claim, the Company shall pay the reasonable fees and expenses of such additional counsel as may be required to be retained in order to resolve such conflict and
(ii) the Company shall be liable for the fees and expenses of counsel employed by the Funding Party or an Indemnitee for any period during which the Company has not assumed the defense of any such third-party claim (other than during any period in which the Funding Party will have failed to give notice of the third-party claim as provided above). If the Company assumes such defense, the Funding Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Company. If two or more of the Funding Parties or Indemnitees may be entitled to indemnification from the Company as parties to any proceeding, the Company may require each party to use the same legal counsel as the other parties; provided, however, that each party shall be entitled to separate legal counsel if a conflict with respect to any significant issue between the Indemnitees would reasonably be expected to exist. If the Company chooses to defend or prosecute any third-party claim, the Funding Party shall agree to any settlement, compromise or discharge of such third-party claim that the Company may recommend and that, by its terms, discharges the Funding Party and the Indemnitees from the full amount of liability in connection with such third-party claim; provided, however, that, without the consent of the Funding Party, the Company shall not consent to, and the Funding Party shall not be required to agree to, the entry of any judgment or enter into any settlement that (A) provides for injunctive or other non-monetary relief affecting the Funding Party or any Indemnitee or (B) does not include as an unconditional term thereof the giving of a release from all liability with respect to such claim by each claimant or plaintiff to each Indemnitee that is the subject of such third-party claim. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to indemnify any Funding Party or Indemnitee under this Agreement for any amounts paid in settlement of any proceeding without the Company's prior written consent, which may not be unreasonably withheld or delayed. The Company may offset (1) any unpaid amount for which a Funding Party or an Indemnitee is determined to be liable to the Company pursuant to any proceeding, claim, issue or matter determined by final judgment or other final adjudication, not subject to further appeal or review, against (2) any indemnification payment required to be made by the Company pursuant to this Section 9.10 to such Funding Party or Indemnitee.

     SECTION 9.11 Survival of Representations and Warranties, etc. All representations and warranties made in, pursuant to or in connection with this Agreement will survive the execution and delivery of this Agreement indefinitely, notwithstanding any investigation at any time made by or on behalf of any party hereto; and all statements contained in any certificate, instrument or other writing delivered by or on behalf of any party hereto required to be made pursuant to the terms of this Agreement or required to be made in connection with or in contemplation of the transactions contemplated by this Agreement will constitute representations and warranties by such party pursuant to this Agreement.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

                                          ZAM Holdings, L.P., by its General
                                          Partner,
                                          PBK HOLDINGS, INC.

                                          By:        /s/ FRED FOGEL
                                            ------------------------------------
                                            Name: Fred Fogel
                                            Title:  VP

                                          ERIC J. GLEACHER

                                          By:     /s/ ERIC J. GLEACHER
                                            ------------------------------------

                                          CHARLES G. PHILLIPS

                                          By:    /s/ CHARLES G. PHILLIPS
                                            ------------------------------------

                                          LJCB NOMINEES PTY. LTD.
                                          by its Director, Greg Woolley

                                          By:       /s/ GREG WOOLLEY
                                            ------------------------------------
                                            Name: Greg Woolley
                                            Title:  Director

                                          COSI, INC.

                                          By:    /s/ WILLIAM D. FORREST
                                            ------------------------------------
                                            Name: William D. Forrest
                                            Title:  Executive Chairman

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                   COSI, INC.

                             ---------------------

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

                             ---------------------

     Cosi, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

          1. The Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on March 31, 1999 and amendments to the Certificate of Incorporation were subsequently duly filed and recorded.

          2. Section 4.1 of ARTICLE IV of the Amended and Restated Certificate of Incorporation is amended to read in full as follows:

        "Total Number of Shares of Stock. The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 61,000,000 (sixty-one million) shares. The authorized capital stock is divided into 5,000,000 (five million) shares of preferred stock, of the par value $.01 each (the "Preferred Stock"), and 56,000,000 (fifty-six million) shares of common stock, of the par value $.01 each (the "Common Stock"). For the purposes of this Article IV, references to the "Board of Directors" shall refer to the Board of Directors of the Corporation as established in accordance with Article V of the Certificate of Incorporation and references to the "Certificate of Incorporation" shall refer to this Restated Certificate of Incorporation as the same may be amended from time to time."

          3. The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and attested
by its Secretary this   day of           , 2003.

                                          COSI, INC.

                                          By:
                                            ------------------------------------
                                            Kevin Armstrong
                                            President and Chief Executive
                                              Officer

Attest:

By:
    --------------------------------------------------------
    Mark Stickney
    Secretary

                                                                       EXHIBIT D

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                 OF COSI, INC.

                             ---------------------

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

                             ---------------------

     Cosi, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

          1. The Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on March 31, 1999 and amendments to the Certificate of Incorporation were subsequently duly filed and recorded.

          2. Section 4.1 of ARTICLE IV of the Amended and Restated Certificate of Incorporation is amended to read in full as follows:

        "Total Number of Shares of Stock. The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 61,000,000 (sixty-one million) shares. The authorized capital stock is divided into 5,000,000 (five million) shares of preferred stock, of the par value $.01 each (the "Preferred Stock"), and 56,000,000 (fifty-six million) shares of common stock, of the par value $.01 each (the "Common Stock"). For the purposes of this Article IV, references to the "Board of Directors" shall refer to the Board of Directors of the Corporation as established in accordance with Article V of the Certificate of Incorporation and references to the "Certificate of Incorporation" shall refer to this Restated Certificate of Incorporation as the same may be amended from time to time."

          3. Upon the effectiveness of the foregoing amendment to Article IV of the Amended and Restated Certificate of Incorporation, each issued share of common stock would automatically be changed into one-fifth of a share of common stock. In addition, the number of shares of common stock subject to the Corporation's outstanding options and warrants and the number of shares of common stock issuable under the Corporation's stock plans will each be reduced by a factor of five. Similarly, the exercise price of the Corporation's outstanding options and warrants will be increased by a factor of five. No fractional interests resulting from such conversion shall be issued, but in lieu thereof, the Corporation will pay cash for each currently issued and outstanding share of Common Stock, par value $.01 per share, representing such fractional interest, at the fair market value for such shares of the Corporation's Common Stock. For the purposes of this paragraph, the fair market value for one share of the Corporation's Common Stock shall be calculated as the average of the high and low trading prices of the Common Stock on the NASDAQ National Market during regular trading hours for the five trading days immediately preceding the effective time of this amendment. If the Corporation's Common Stock is not then traded on the NASDAQ National Market, the fair market value shall be as determined by the Board of Directors of the Corporation.

          4. The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and attested
by its Secretary this   day of           , 2003.

                                          COSI, INC.

                                          By:
                                            ------------------------------------
                                                      Kevin Armstrong
                                               President and Chief Executive
                                                           Officer

Attest:

By:
    --------------------------------------------------------
              Mark Stickney
                Secretary

                                                                       EXHIBIT E

                        COSI, INC. STOCK INCENTIVE PLAN
                           (AS AMENDED AND RESTATED)

                                   ARTICLE 1

                                    THE PLAN

     1.1  Name.  The name of this Plan is the Cosi, Inc. Stock Incentive Plan.

     1.2 Purpose and Scope. (a) The purposes of the Plan are to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) encourage ownership of the Company's common stock by key employees of the Company (and any current or future Parent or Subsidiary), and
(iii) promote the Company's business success by creating a long-term mutuality of interests between Plan participants and the Company's shareholders.

     (b) The Plan provides for the granting of Incentive Stock Options, Nonqualified Stock Options and SARs. Grants can be made to both Employees and Consultants. Effective Date and Duration of Plan. This Plan is effective for a ten-year period commencing on January 1, 1997, and ending on December 31, 2006, provided that any options which are granted under the Plan prior to the termination date shall continue to be exercisable in accordance with the terms of the option agreement after that date.

                                   ARTICLE 2

                                  DEFINITIONS

     Capitalized terms in this Plan shall have the following meanings (unless the context plainly requires that a different meaning apply):

     2.1 "Act". The Securities Act of 1933, as amended from time to time, or any replacement legislation.

     2.2  "Board".  The Board of Directors of the Company.

     2.3 "Code". The Internal Revenue Code of 1986, as amended from time to time, or any replacement legislation.

     2.4  "Common Stock".  The common stock of Cosi, Inc.

     2.5 "Company". Cosi, Inc. and any successor to such corporation, whether by merger, consolidation, liquidation or otherwise.

     2.6 "Consultant". Any person engaged by the Company (or any Parent or Subsidiary) as a non-Employee service provider pursuant to the terms of a written contract or otherwise.

     2.7  "Disability".  Permanent and total disability within the meaning of
Section 22(c)(3) of the Code.

     2.8 "Employee". All persons employed by the Company or any Parent or Subsidiary, including officers, whether full-time or part-time.

     2.9 "Exchange Act". The Securities Exchange Act of 1934, as amended from time to time, or any replacement legislation.

     2.10 "Fair Market Value". The closing price per share of Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or nationally recognized securities exchange on which the stock is listed. If the stock is not listed on a generally recognized securities exchange or the NASDAQ system, Fair Market Value shall be determined by the Board in good faith, using such criteria as the Board may, in its sole discretion, deem appropriate.

     2.11 "Incentive Stock Option". Any stock option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.12 "Nonqualified Stock Option". Any stock option granted under this Plan which is not intended to qualify as an Incentive Stock Option.

     2.13 "Optioned Shares". Those Shares subject to a stock option granted pursuant to this Plan.

     2.14 "Optionee". An individual who has received a stock option or SAR pursuant to this Plan.

     2.15 "Parent". A parent corporation, whether now or hereafter existing, within the meaning of Section 424(e) of the Code.

     2.16 "Plan". The Cosi, Inc. Stock Incentive Plan, as amended from time to time.

     2.17 "Share". One share of the Company's Common Stock, as adjusted in accordance with Section 5.7 of this Plan.

     2.18 "SAR". A stock appreciation right which entitles the holder upon exercise of that right to the product of (a) the excess of the Fair Market Value of one Share on the date of exercise over the price per share established by Board (in its sole discretion) for the grant and (b) the number of Shares subject to the grant, payable in either Shares, cash or a combination of the two, as provided in Section 5.4(b).

     2.19 "Subsidiary". A subsidiary corporation, whether now or hereafter existing, within the meaning of Section 424(f) of the Code.

                                   ARTICLE 3

                              PLAN ADMINISTRATION

     3.1 Administration. (a) The Plan shall be administered by the Board. The Board shall have full discretion to administer and interpret the Plan and to adopt such rules, regulations, and procedures as it deems necessary or advisable. The Board may engage a qualified brokerage or other financial services firm to assist it in the administration of the Plan, including, without limitation, the tracking of disqualifying dispositions under the Code, whether through a separately established brokerage account or otherwise, of Shares that are issued upon the exercise of options granted under the Plan so that the Company may capture any related tax benefit to which it may be entitled.

     (b) Records shall be kept of any actions taken by the Board. A majority of the Board shall constitute a quorum at any meeting. Any acts approved either (1) by all the members present at any meeting at which there is a quorum or (2) in writing by all members of the Board, shall be deemed to be acts of the Board for purposes of this Plan.

     (c) The Board may delegate any or all of its powers and duties hereunder to one or more (1) committees consisting of such members of the Board as it may designate, or (2) employees of the Company. The interpretation of, and all actions taken under, the Plan by the Board or its delegate shall be final, binding, and conclusive on all interested parties, including the Company, its shareholders, and all former, present, and future Employees and Consultants. The Board may, as to questions of accounting, rely conclusively upon any determinations made by independent public accountants of the Company.

                                   ARTICLE 4

                             ELIGIBILITY FOR GRANTS

     4.1 Eligibility and Terms of Grants. The Board shall have full discretionary authority to determine the persons eligible to receive a stock option or SAR, the time or times at which the Optioned Shares may be purchased or SARs may be exercised, and whether all of the options or SARs may be exercised at one time or in increments.

     4.2 Granting of Options. (a) The granting of any option or SAR shall be entirely in the discretion of the Board and nothing in the Plan shall be construed as giving any Employee or Consultant any right to participate under this Plan or to receive any option or right under it.

     (b) The Board may, in its sole discretion, accept the cancellation of outstanding stock options or SARs in return for the grant of new stock options or SARs for the same or different number and at the same or different option price.

                                   ARTICLE 5

                               GENERAL PROVISIONS

     5.1 Stock Subject to Plan. Subject to the provisions of Section 5.7, the maximum number of Shares which may be issued and used in payment of exercised SARs or for which options may be granted pursuant to this Plan is 8,900,000. Shares subject to any unexercised option granted under this Plan which has expired or terminated shall again become available under this Plan. The Shares which may be issued or delivered under the Plan may, as determined by the Board from time to time in its sole discretion, be authorized but unissued shares, reacquired shares or both.

     5.2 Term and Expiration of Options. Each option or SAR granted under this Plan shall be in writing, shall be subject to such amendment or modification from time to time as the Board may deem necessary or appropriate to comply with or take advantage of applicable laws or regulations, and may, in addition to such other terms as the Board may include, provide:

          (a) that, subject to Section 5.2(b), the option or SAR may be exercised only by the Optionee or Optionee's personal representative;

          (b) that no option or SAR shall be transferable by the Optionee or by operation of law other than by will of, or by the laws of descent and distribution applicable to, a deceased Optionee and that the option or SAR and any and all rights granted to the Optionee thereunder and not previously exercised shall automatically terminate and expire upon any sale, transfer, or hypothecation or any attempted sale, transfer, or hypothecation of such rights or upon the bankruptcy or insolvency of the Optionee or Optionee's estate:

          (c) that subject to the foregoing provisions, an option or SAR may be exercised at different times for portions of the total number of Shares which have vested, provided that no option or SAR may be exercised for a fraction of a Share;

          (d) that no Optionee shall have the right to receive any dividend on or to vote or exercise any right in respect to any Shares unless and until the certificates for such Shares have been issued to such Optionee;

          (e) that the option or SAR shall expire at the earliest of the following:

             (1) the date specified in the agreement;

             (2) with respect to any Employee:

                (i) three (3) months after voluntary or involuntary termination of Optionee's employment other than termination as described in subparagraphs (ii) or (iii) below;

                (ii) upon the discharge of Optionee for dishonesty, gross negligence willful misconduct, or conduct that adversely affects the interests of the Company (or any Parent or Subsidiary); or

                (iii) twelve (12) months after Optionee's death or Disability.

          (f) that, to the extent an option provides for the vesting thereof in increments, such vesting shall cease as of the date of the Optionee's death, Disability, or, ceases to be an Employee or Contractor (as applicable);

          (g) that, in the case of any Employee, the terms of the option shall not be affected by any changes of duties or position so long as the Optionee shall continue to be employed by the Company or a Parent or Subsidiary.

     5.3 Notice of Intent to Exercise Option or SAR. An option or SAR granted under the Plan may be exercised in whole or in part by notifying the Company (or its designee) in the manner and upon the terms as may be provided in the Optionee's agreement.

     5.4 Exercise of Option or SAR. (a) Upon receipt by the Company (or its designee) of the notice provided in Section 5.3, an option shall deemed to be exercised as to the number of Shares specified in such notice and Shares in that amount shall be issued to the Optionee upon payment to the Company of the amount specified in Section 6.2 or 7.5, whichever is applicable. Payment of the option purchase price shall be made in cash (or cash equivalent) in United States dollars, and may (as permitted by the Company's in its sole discretion) be done in accordance with any procedures for a "cashless exercise" established by the Company or permitted under the Optionee's agreement.

     (b) Upon receipt by the Company (or its designee) of the notice provided in
Section 5.3 of the exercise of a SAR, the SAR shall deemed to be exercised as to the number of Shares specified in the notice and the Company shall (as it may determine in its sole discretion) issue to the Optionee either (1) Shares based on the Fair Market Value on the date of payment (with any fractional Shares to be paid in cash), (2) cash or (3) a combination of Shares and cash, equal in value (in United States dollars) to the amount payable under the SAR. Any cash payment to be made by the Company under this Section may, as determined by the Company in its sole discretion, be payable in installments over a period of no more than 6 months.

     5.5 Buy Out of Outstanding Options and SARs. The Company may, in its sole discretion and without the consent of the Optionee, elect at any time to cancel any option or SAR granted under the Plan. In the event of such an election, the Company shall pay the Optionee (a) in the case of an option, the excess of the Fair Market value of the Optioned Shares as of the date of such election over the option price set forth in the option agreement, and (b) in the case of a SAR, the value of the SAR as of the date of the election. Notice of such an election shall be provided to the Optionee in writing and payment shall be made in cash as soon as feasible after the date of the election; provided that, payment may, as determined by the Company in its sole discretion, be made in installments over a period of not to exceed 6 months.

     5.6 Conversion of Outstanding Options to SARs. The Company may, in its sole discretion and without the consent of the Optionee, elect at any time to convert any option granted under the Plan to a SAR. In the event of such an election, any converted SAR shall remain in effect until the option involved would have expired under the terms of the Optionee's agreement. The value of such a SAR shall be determined using the Fair Market Value of the Shares subject to the option on the date the option was first granted. Notice of such an election shall be provided to the Optionee as soon as feasible after the date of the election.

     5.7 Recapitalization. Subject to any required action by the shareholders of the Company, the aggregate number of Shares for which options may be granted hereunder, the number of Shares covered by any outstanding option or SAR, and the price per Share thereof under each such option or SAR shall be proportionately adjusted for the following: (a) Any dividend or other distribution declared as to Common Stock which is payable in Shares: and (b) an increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or reverse split of shares, recapitalization or other capital adjustment. All fractional Shares or other securities which result from such an adjustment shall be eliminated and not carried forward to any subsequent adjustment.

     5.8 Substitutions and Assumptions. The Board shall have the right to substitute or assume options and SARs in connection with a merger, reorganization, or other "corporate transaction" as that term is defined in and said substitutions and assumptions are permitted by Section 424 of the Code and the regulations thereunder. The number of Shares reserved pursuant to Section
5.1 may be increased without further action by the shareholders by the corresponding number of options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to options before and after the substitution. All fractional Shares or other securities which result from such substitution shall be eliminated and not carried forward to any subsequent substitution.

     5.9 Withdrawal. An Optionee may at any time elect in writing to abandon an option or SAR with respect to the number of Shares as to which the option or SAR shall not have been exercised.

     5.10  Compliance with Applicable Laws and Articles of
Incorporation. (a) The Company shall have the right to place appropriate legends upon the certificate for any Shares issued pursuant to this Plan and take such other acts as it may deem necessary or appropriate to ensure that the issuance of Optioned Shares or the exercise of a SAR complies with applicable provisions of state and federal securities laws.

     (b) The Company shall not be obligated to issue Shares under any option or in payment of any SAR granted under this Plan that would violate any law. Each Optionee may be required to make representations, enter into restrictive agreements, or take such other actions as may be deemed necessary or appropriate by the Company to ensure compliance with applicable law and the Company's Articles of Incorporation and By-laws.

                                   ARTICLE 6

                  SPECIAL RULES FOR NONQUALIFIED STOCK OPTIONS

     6.1 Option Price. The purchase price of Shares subject to a Nonqualified Stock Option shall be determined by the Board at the time the option is granted; provided, that the purchase price shall not be less than 85% of the Fair Market Value of such Shares on the date of the grant.

     6.2 Payment Upon Exercise of Option. The amount to be paid by the Optionee upon exercise of a Nonqualified Stock Option shall be the full purchase price for the Shares involved provided in the option agreement, together with the amount of any required federal, state, and local tax withholding (as determined by the Company in its sole discretion). The Company may, in its sole discretion, permit an Optionee to elect to pay the required tax withholding by having the Company withhold Shares having a Fair Market Value at the time of exercise equal to the amount required to be withheld. An election by an Optionee to have shares withheld for this purpose will (together with such additional restrictions as the Company may impose) be subject to the following:

          (a) If an Optionee has received multiple option grants, a separate election must be made for each grant;

          (b) The election must be made prior to the date the option is exercised;

          (c) The election will be irrevocable;

          (d) The election may be rejected by the Company; and

          (e) If the Optionee is subject to the insider trading rules of Section 16 of the Exchange Act, the election may not be made within six months following the grant of the option.

                                   ARTICLE 7

                   SPECIAL RULES FOR INCENTIVE STOCK OPTIONS

     7.1 Conformance With Code Requirements. Incentive Stock Options granted under this Plan shall conform to, be governed by, and be interpreted in accordance with Section 422 of the Code and any regulations thereunder including, without limitation, those provisions of Section 422 of the Code that prohibit an option by its terms to be exercisable after ten (10) years from the date that it was granted. Only Employees may be granted Incentive Stock Options. To the extent that any option granted as an Incentive Stock Option fails to conform to the applicable requirements, it shall be treated and honored by the Company as a Nonqualified Stock Option.

     7.2 Option Price. The purchase price of each Share optioned under the Incentive Stock Option provisions of this Plan shall be determined by the Board in its sole discretion but shall, in no event, be less than the Fair Market Value on the date of grant.

     7.3 Limitation on Amount of Incentive Stock Option. The aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under all plans of the Company (and any Parent or Subsidiary) shall not exceed $100,000 (or such other limit as may be established by law from time to time).

     7.4 Limitation on Grants to Substantial Shareholders. An Employee may not, immediately prior to the grant of an Incentive Stock Option hereunder, own stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company unless the per share option price specified by the Board for the Incentive Stock Options granted such an Employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant and such option, by its terms, is not exercisable after the expiration of five (5) years from the date such option is granted. For purposes of this limitation, Section 424(d) of the Code governs the attributes of stock ownership.

     7.5 Payment upon Exercise of Option. The amount to be paid by the Optionee upon exercise of an Incentive Stock Option shall be the full purchase price thereof provided in the option.

                                   ARTICLE 8

                           AMENDMENT AND TERMINATION

     8.1 Amendment. (a) The Board shall have the right to amend the Plan at any time and from time to time; provided, that no such amendment of the Plan shall, without stockholder approval, be effective if stockholder approval of the amendment is required at such time to qualify for any available exemption from
Section 16 of the Exchange Act or by any other applicable law, regulation, rule of order.

     (b) No amendment may be made that would cause stock options or SARs under the Plan not to qualify for exemption under Section 16.

     (c) No amendment of the Plan shall, without the written consent of the holder of a stock option or SAR awarded under the Plan prior to the date of the amendment or termination adversely affect the rights of such holder with respect to such option or SAR (except to the extent necessary to comply with any applicable law, regulation, rule or order).

     (d) Notwithstanding anything herein or in any stock option agreement to the contrary, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options or SARs granted under the Plan to qualify for any exemption provided under Section 16 and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options previously granted under the Plan. In the event of such an amendment to the Plan, the holder of any stock option SAR outstanding under the Plan shall, upon request of the Board and as a condition for exercising of such option or SAR, execute a conforming amendment in the form prescribed by the Board to the stock option or SAR agreement within such reasonable period of time as the Board shall specify in such request.

     (e) Any Amendment which has not been timely approved by Company shareholders as provided in Section 422 of the Code shall not be effective solely for purposes of granting Incentive Stock Options under the Plan and any option affected by or granted pursuant to such an amendment shall be treated as a Nonqualified Stock Option to the extent such option does not qualify as an Incentive Stock Option.

     8.2 Termination. The Board shall have the right to terminate the Plan at any time; provided, that no such termination shall terminate any outstanding stock option or SAR previously granted under the Plan or adversely affect the rights of such holder without his or her written consent. No new options or SARs may be granted under the Plan on or after the date of termination.

                                   ARTICLE 9

                       FOREIGN EMPLOYEES AND CONSULTANTS

     9.1 Option Grants to Foreign Nationals. The Board may grant Options and SARs may be granted under this Plan to eligible Employees or Consultants who are foreign nationals on such additional or different terms and conditions as may in the judgment of the Board, in its sole discretion, be necessary or appropriate to comply with the provisions of any applicable laws of a foreign country.

                                   ARTICLE 10

                                 MISCELLANEOUS

     10.1 Registration, Listing and Qualification of Shares. Each option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing, or qualification of the Shares covered thereby upon any securities exchange or under any foreign, federal, state, or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of Shares thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Company. Any person exercising an option shall make such representations and agreements and furnish such information as the Board or the Company may request to assure compliance with the foregoing or any other applicable legal requirements.

     10.2 No Rights To Continued Employment; No Restrictions. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee or Consultant any right to be retained in the employee of the Company or any Parent or Subsidiary. Nothing in this Plan shall restrict the Company's rights to adopt other option plans pertaining to any or all of the Employees or Consultants covered under this Plan or other Employees or Consultants not covered under this Plan.

     10.3 Costs And Expenses. Except as provided herein, all costs and expenses of administering the Plan shall be paid by the Company.

     10.4 Plan Unfunded. This Plan shall be unfunded. Except for the Board's reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under the Plan.

     10.5 Government Regulations. The rights of Optionees and the obligations of the Company hereunder shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental agency.

     10.6 Proceeds From Sale of Stock. Proceeds of the purchase of Optioned Shares by an Optionee may be used by the Company for any business purpose.

     10.7 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the state of New York.

     10.8 Invalidity. If any provision of the Plan shall be held invalid or unlawful for any reason, such event shall not affect or render invalid or unenforceable the remaining provisions of the Plan.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                   COSI, INC.

                               NOVEMBER 24, 2003




                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

     20233303003003300000 3                                               112403

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                        AND "FOR" PROPOSALS 2 THROUGH 8.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.  Election of Directors:
                                    NOMINEES:
[ ] FOR ALL NOMINEES                [ ] Terry Diamond
                                    [ ] Greg Woolley

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------


                                                         FOR   AGAINST   ABSTAIN

2.  Ratification of Ernst & Young LLP as external        [ ]     [ ]       [ ]
    auditors.

3.  Approval of the equity conversion feature of         [ ]     [ ]       [ ]
    the $3 Million Note and the $1.5 Million Note.

4.  Approval of the Investment Agreement pursuant        [ ]     [ ]       [ ]
    to which certain parties may purchase shares of common stock or notes convertible into shares of common stock and the other transactions contemplated by such Agreement, including the rights offering.

5.  Approval of the amendment to the Amended and         [ ]     [ ]       [ ]
    Restated Certificate of Incorporation to decrease the number of authorized shares of common and preferred stock. The Board of Directors reserves the right, even after stockholder approval, to forgo or postpone the filing of such amendment if it determines that a decrease in the Company's authorized capital is not in the best interest of Cosi and its stockholders. If the decrease in authorized capital approved by the stockholders at the Annual Meeting is not implemented before the Company's next Annual Meeting of Stockholders, the amendment will be deemed abandoned, without any further effect.

6.  Approval of the amendment to the Amended and         [ ]     [ ]       [ ]
    Restated Certificate of Incorporation to effect a one for five reverse stock split of the Company's common stock. The Board of Directors reserves the right, even after stockholder approval, to forgo or postpone the filing of such amendment if it determines that a reverse stock split is not in the best interest of Cosi and its stockholders. If the reverse stock split approved by the stockholders at the Annual Meeting is not implemented before the Company's next Annual Meeting of Stockholders, the amendment will be deemed abandoned, without any further effect.

7.  Approval of the repricing of certain issued and     [ ]     [ ]       [ ]
    outstanding options to purchase common stock.

8.  Approval of the amendment to extend the duration    [ ]     [ ]       [ ]
    of the Cosi, Inc. Amended and Restated Stock
    Incentive Plan.

OTHER MATTERS:
Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right         [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder                                  Date:
                        --------------------------------       -----------------

Signature of Stockholder                                  Date:
                        --------------------------------       -----------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                   COSI, INC.

                               NOVEMBER 24, 2003


                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.

                                   COSI, INC.

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 24, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William D. Forrest and Kevin Armstrong, and each or either of them, with full power of substitution, as his or her true and lawful agents and proxies ("Proxies") to represent the undersigned at the Annual Meeting of Stockholders of Cosi, Inc. ("Cosi") to be held at 100 Maiden Lane, New York, New York 10038, at 10:00 a.m. (Eastern Time) on November 24, 2003, and at any adjournments or postponements thereof, and authorizes said Proxies to vote all shares of Cosi shown on the other side of this card with all the powers the undersigned would possess if personally thereat.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES, "FOR" THE RATIFICATION OF THE EXTERNAL AUDITORS, "FOR" APPROVAL OF THE CONVERSION RIGHT OF THE NOTES INTO SHARES OF COMMON STOCK, "FOR" THE APPROVAL OF THE INVESTMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY SUCH AGREEMENT, "FOR" APPROVAL OF EACH OF THE AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, "FOR" THE REPRICING OF CERTAIN ISSUED AND OUTSTANDING OPTIONS AND "FOR" THE AMENDMENT TO THE COSI, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF COSI SOLICITING PROXIES FOR THE 2003 ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)